AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 2012

Securities Act File No. 033-79708

Investment Company Act File No. 811-8542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 45	|X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

Amendment No. 47	|X|

THE SARATOGA ADVANTAGE TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

1616 N. LITCHFIELD ROAD, SUITE 165

GOODYEAR, ARIZONA 85395

(Address of Principal Executive Offices)(Zip Code)

(623) 266-4567

(Registrant's Telephone Number, Including Area Code)

STUART M. STRAUSS, ESQ.

 DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036-6797

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.
X	On December 31, 2012 pursuant to paragraph (b)
____	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
____	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
____	on [date] pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CLASS A SHARES

PROSPECTUS DATED DECEMBER 31, 2012

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SGAXX	Small Capitalization	SSCYX
Investment Quality Bond	SQBAX	International Equity	SIEYX
Municipal Bond	SMBAX	Health & Biotechnology	SHPAX
Large Capitalization Value	SLVYX	Technology & Communications	STPAX
Large Capitalization Growth	SLGYX	Financial Services	SFPAX
Mid Capitalization	SPMAX	Energy & Basic Materials	SBMBX

PORTFOLIO SUMMARY:  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective:  The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.605%
Total Annual Portfolio Operating Expenses	1.48%

(1)

Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)

Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$717	$1,016	$1,336	$2,242

Principal Investment Strategies:  The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.  The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective.  Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:   The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.91% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended March 31, 2009).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

1 Year		5 Years	Life of Portfolio (Since 2/14/06 )
U.S. Government Money Market Portfolio:	-5.65%	-0.24%	-0.01%
90 Day T-Bills	0.08%	1.36%	1.86%*
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.01%	1.12%	1.61%*

* January 31, 2006 used in calculation.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective:  The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.00%
Acquired Fund Fees and Expenses (3)	0.01%
Total Annual Portfolio Operating Expenses	1.96%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$763	$1,155	$1,571	$2,729

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools.  Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:   The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.   The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.35% (quarter ended September 30, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 2.87%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 2/14/06 )
Investment Quality Bond Portfolio:
Return Before Taxes	-3.74%	2.75%	2.52%
Return After Taxes on Distributions	-4.69%	1.72%	1.61%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.18%	1.80%	1.67%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	6.08%	5.86%	5.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.99%	4.80%	4.79%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Portfolio’s Adviser since September 1994.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MUNICIPAL BOND PORTFOLIO

Investment Objective:  The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Municipal Bond Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.53%
Acquired Fund Fees and Expenses (3)	0.01%
Total Annual Portfolio Operating Expenses	2.49%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information -Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information -Contingent Deferred Sales Charge” section.)

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$813	$1,306	$1,824	$3,238

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies:  As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio’s Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.  Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk.  Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

The Portfolio’s investments in municipal bonds in the fourth highest grade are considered speculative.  The ratings of municipal bonds do not ensure the stability or safety of the Portfolio’s investments.

Tax Risk.  There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life  of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.84% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.34% (quarter ended December 31, 2010).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 1.60%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 2/14/06)
Municipal Bond Portfolio:
Return Before Taxes	-1.12%	0.34%	0.23%
Return After Taxes on Distributions	-1.34%	-0.21%	-0.24%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.73%	-0.01	-0.06%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	10.70%	5.22%	5.19%
Lipper General Municipal Debt Funds Index	10.96%	4.18%	4.33%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:   Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Portfolio’s Adviser since April 2009.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax.  However, a portion of the Portfolio’s distributions may not qualify as exempt.  Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective:  The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.98%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$764	$1,161	$1,581	$2,749

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.   In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio  and for the life  of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.02% (quarter ended December 31, 2008). For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 12.89%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 2/14/06)
Large Capitalization Value Portfolio:
Return Before Taxes	-11.41%	-9.66%	-6.01%
Return After Taxes on Distributions	-11.41%	-10.10%	-6.41%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.42%	-7.84%	-4.90%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	-0.55%	-2.97%	0.11%
Morningstar Large Value Average	-0.84%	-2.34%	0.27%*

   *February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008.  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective:  The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.98%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$764	$1,161	$1,581	$2,749

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio.  Loomis Sayles takes a private equity approach to investing with a long-term, fundamental and bottom-up approach.  The goal is to invest in high quality, structurally good businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.  Loomis Sayles believes that few businesses have these combined characteristics.  Given the rare confluence of quality, sustainable growth and discount to Loomis Sayles’ estimate of the intrinsic value for the underlying business, Loomis Sayles focuses the Portfolio in high-conviction businesses.  The nature of Loomis Sayles’ investment process leads to sector positioning derived from fundamental research.  Loomis Sayles may study dozens of companies but may only invest in a select few businesses each year.  Loomis Sayles strives to invest in these companies when it believes there is an inefficiency (i.e., a disconnect between the long-term fundamentals and expectations embedded).  This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or as momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business.

Loomis Sayles will consider selling an investment when the Portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, there are unfavorable structural changes with the issuer’s underlying business, or the investment no longer appears consistent with the Portfolio manager’s investment methodology.  In addition, Loomis Sayles will also consider selling an investment when the Portfolio must meet redemption requests, to try to take advantage of more attractive investment opportunities, or for other investment reasons which the Portfolio manager deems appropriate.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities.   Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.77% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.01% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 14.37%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 2/14/06)
Large Capitalization Growth Portfolio:
Return Before Taxes	-2.47%	2.60%	0.93%
Return After Taxes on Distributions	-4.37%	2.19%	0.59%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.87%	2.22%	0.79%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	4.73%	2.38%	3.60%
Morningstar Large Growth Average	-2.56%	0.34%	0.84%*

         * February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.  Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Aziz V. Hamzaogullari, CFA.  Mr. Hamzaogullari is a Vice President and lead portfolio manager of the Loomis Sayles large cap growth strategies.  Prior to joining Loomis Sayles in 2010, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010.

Purchase and Sale of Portfolio Shares:   There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MID CAPITALIZATION PORTFOLIO

Investment Objective:  The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.20%
Acquired Fund Fees and Expenses (3)	0.01%
Total Annual Portfolio Operating Expenses	2.36%

(1)     Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.).

(2)    Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

(3)   Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$800	$1,269	$1,763	$3,116

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”)  markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies.  Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.  Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.87% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 22.38% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 10.56%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

			Life of Portfolio
	1 Year	5 Years	(Since 7/1/02)
Mid Capitalization Portfolio(1)
Return Before Taxes	-9.81%	0.31%	4.74%
Return After Taxes on Distributions	-9.81%	-0.14%	3.58%
Return After Taxes on Distributions and Sale of Portfolio Shares	-6.38%	0.05%	3.80%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	-1.55%	1.41%	8.03%
Morningstar Mid Capitalization Blend Average	-4.11%	0.37%	6.25%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006.   The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team that consists of portfolio managers and analysts.  The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is President/CEO of Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006.  Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.06%
Acquired Fund Fees and Expenses (3)	0.01%
Total Annual Portfolio Operating Expenses	2.12%

(1)     Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)     Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$778	$1,201	$1,649	$2,886

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2012 was $45 million to $4.454 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.  Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life  of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.53% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.56% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 6.36%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 2/14/06)
Small Capitalization Portfolio:
Return Before Taxes	-6.86%	0.16%	1.59%
Return After Taxes on Distributions	-7.50%	-1.20%	-0.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.62%	-0.09%	1.14%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	-4.18%	0.15%	1.86%
Morningstar Small Blend Average	-4.27%	-0.22%	0.91%*

* February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Fox Asset Management, LLC (“Fox” or the “Adviser”) has served as Adviser to the Portfolio since January 2001.  The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities, joined Fox in 1998.   Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA.  Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm’s Investment Committee.  Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005.  Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

 Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.82%
Total Annual Portfolio Operating Expenses	2.97%

(1)     Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)     Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$858	$1,441	$2,047	$3,675

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage.  Emphasis is placed on bottom-up stock selection.  In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification - to assist in the basis of portfolio construction.  A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled “Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.56% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was - 23.98% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 6.25%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of the Portfolio (Since 2/14/06)
International Equity Portfolio:
Return Before Taxes	-24.95%	-8.93%	-4.97%
Return After Taxes on Distributions	-25.26%	-9.16%	-5.18%
Return After Taxes on Distributions and Sale of Portfolio Shares	-16.22%	-7.42%	-4.20%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars) (1)	-12.14%	-4.72%	-0.76%
Morningstar Foreign Large Blend Average	-13.90%	-4.75%	-1.45%*

*February 1, 2006 used in calculation.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:   DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo” or the “Adviser”) has served as Adviser to the Portfolio since November 2009.  The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Regina Chi.  Ms. Chi is the portfolio manager for DePrince, Race & Zollo’s International Equity team, having previously served as the Director of Research for DePrince, Race & Zollo's International Equity team since February 2010.  Prior to joining DePrince, Race & Zollo, Inc., Ms. Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi has served the Portfolio as Portfolio Manager since December 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective:  The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment )
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.02%
Total Annual Portfolio Operating Expenses	2.67%

 (1)   Reduced for purchases of $50,000 or more by certain investors. (See  “Shareholder Information-Reduced Sales Charge” section.)

(2)     Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$830	$1,357	$1,909	$3,405

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.   The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.  The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare  index. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.59% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was - 23.42% (quarter ended June 30, 2002).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 10.66%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 years
Health & Biotechnology Portfolio(1):
Return Before Taxes	3.95%	5.14%	-0.75%
Return After Taxes on Distributions	3.95%	5.14%	-0.75%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.57%	4.43%	-0.63%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
S&P 500® Healthcare Index	10.18%	0.67%	0.42%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005.  Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Technology & Communications Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.95%
Total Annual Portfolio Operating Expenses	2.60%

(1)     Reduced for purchases of $50,000 or more by certain investors. (See  “Shareholder Information-Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$823	$1,337	$1,876	$3,341

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

The Portfolio’s assets are approximately equally divided between the Advisers, each of whom manages its portion of the Portfolio’s assets independently.  The Manager monitors the allocation of the Portfolio’s assets between the Advisers and may rebalance the allocation periodically.  Below is a description of the investment process followed by each Adviser.

Loomis, Sayles & Company, L.P.

 In deciding which securities to buy, hold, or sell, the Adviser seeks to identify stocks of companies that it believes will exceed current market expectations, as principally, but not exclusively represented by earnings per share.  Both value and growth oriented approaches are employed in finding stocks that meet this objective, driven by bottom-up, research-driven analysis.  Specific factors considered to be important in identifying growth stocks may include, but are not limited to, companies with:  (i) strong revenue growth, (ii) leading or gains in market share, (iii) barriers to competition and (iv) high return on invested capital.  Specific factors considered to be important in identifying value stocks may include, but are not limited to:  (i) a valuation discount to intrinsic value, (ii) an underappreciated business or undervalued brand and (iii) the existence of one of several catalysts, such as a management change, business or debt restructuring, major capital reallocation, or resolution of legal or regulatory issues.  In addition, specific attention is paid to the overall risk/reward potential of individual securities.  The Adviser may employ strategies designed to reduce the overall risk of its allocated portion of the Portfolio, which may involve the use of exchange-traded funds (“ETFs”), options and investment grade debt securities.

Oak Associates, ltd.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.  Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities.  Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.  Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled “Additional Information About Investment Strategies and Related Risks.”

Performance.  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc.  The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.  The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.14% (quarter ended September 30, 2010) and the lowest return for a calendar quarter - 27.10% (quarter ended June 30, 2002).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 18.43%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio(1):
Return Before Taxes	-14.84%	7.59%	1.55%
Return After Taxes on Distributions	-15.47%	7.43%	1.47%
Return After Taxes on Distributions and Sale of Portfolio Shares	-8.83%	6.58%	1.33%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Science & Technology Funds Index	-5.81%	2.73%	1.74%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Advisers:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Stock selection for Loomis Sayles’ portion of the Portfolio is made by a Loomis Sayles team led by Anthony R. Ursillo, CFA and Richard C. Crable, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of Loomis Sayles’ portion of the Portfolio.  Mr. Ursillo, Vice President, joined Loomis Sayles in 1999.  Mr. Crable, Vice President, joined Loomis Sayles in 1998. They have served as portfolio managers to the Portfolio since August 2011.

Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for stock selection for Oak Associates’ portion of the Portfolio and the day-to-day management of Oak Associates’ portion of the Portfolio.  They have served as portfolio managers to the Portfolio since August 2011.  Mr. Oelschlager joined Oak Associates in 2000 and serves as a Research Analyst and Portfolio Manager.  Mr. Stimpson joined Oak Associates in 2001 and also serves as a Research Analyst and Portfolio Manager.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  FINANCIAL SERVICES PORTFOLIO

Investment Objective:  The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.76%
Total Annual Portfolio Operating Expenses	4.41%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$992	$1,833	$2,684	$4,856

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies.  The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index.  Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.  Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc.  The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.  The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the  Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio  compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.75% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was 12.87%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31,2011)

	1 Year	5 Years	10 Years
Financial Services Portfolio(1):
Return Before Taxes	-21.06%	-15.15%	-3.88%
Return After Taxes on Distributions	-21.06%	-15.40%	-4.63%
Return After Taxes on Distributions and Sale of Portfolio Shares	-13.69%	-11.95%	-3.04%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Financial Services Funds Index	-14.20%	-12.36%	-1.73%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.   Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Ms. Bochman joined Loomis Sayles in 2006 and is Director of Equity Research as well as a portfolio manager and Vice President of Loomis Sayles.    Mr. Finucane and Ms. Bochman have served the Portfolio as portfolio managers since October 2006 and November 2007, respectively.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective:  The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price) (1)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(2)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.58%
Acquired Fund Fees and Expenses (3)	0.01%
Total Annual Portfolio Operating Expenses	3.24%

(1)     Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information-Reduced Sales Charge” section.)

(2)   Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchase. (See “Shareholder Information-Contingent Deferred Sales Charge” section.)

(3)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$883	$1,516	$2,170	$3,911

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled “Additional Information About Investment Strategies and Related Risks.”

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc.  The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.  The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.93% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.69% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class A shares was - 1.20%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio(1):
Return Before Taxes	-16.31%	0.39%	8.04%
Return After Taxes on Distributions	-16.31%	-2.21%	6.57%
Return After Taxes on Distributions and Sale of Portfolio Shares	-10.60%	-0.34%	6.74%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Natural Resources Funds Index	-8.07%	1.57%	11.17%

(1)

The performance figures shown above reflect the performance of Class A shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio’s (for the periods beginning January 6, 2003).

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as Adviser to the Portfolio since April 2007.   The Portfolio is managed by a team consisting of portfolio managers and analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are Co-Portfolio Managers, James Carroll, CFA and Greg McCullough, each a Vice President of Loomis Sayles. Mr. Carroll, who joined Loomis Sayles in 1996, has served the Portfolio as Portfolio Manager since April 2007.  Mr. McCullough, who joined Loomis Sayles in 2008, has served the Portfolio as Portfolio manager since September 2011.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio’s net assets will be invested in any one ETF. Each of these Portfolio’s may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.   While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets) and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting,   auditing and financial reporting standards generally are different from those applicable to U.S. companies.  Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

DERIVATIVES RISK.    A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index.  The derivatives primarily used by the Portfolio include options, futures and swaps.  Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment.  Many derivatives are entered into over-the-counter (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery.  The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due.  If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated.  The Portfolio may incur higher taxes as a result of its investing in derivatives.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries.  Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANY RISK.  Certain Portfolios may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro cap capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro italization company.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), if the Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs, they would, bear their ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust's Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses.  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid.  Prior Board approval is required with respect to any such expense reimbursements.  No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap.  Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap.  The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.   Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.00%
Large Capitalization Value Portfolio	3.00%
Mid Capitalization Portfolio	3.00%
Small Capitalization Portfolio	3.00%
International Equity Portfolio	3.30%
Investment Quality Bond Portfolio	2.30%
Municipal Bond Portfolio	2.30%
U.S. Government Money Market Portfolio	2.15%
Health & Biotechnology Portfolio	3.40%
Technology & Communications Portfolio	3.40%
Financial Services Portfolio	3.40%
Energy & Basic Materials Portfolio	3.40%

ADVISERS

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989.  CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2012, CLS had approximately $7.208 billion in assets under management.  CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”), a registered investment adviser, serves as the Adviser to the International Equity Portfolio.  DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789.  As of September 30, 201 2, DePrince, Race & Zollo had approximately $6.6 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. In 2011, Fox’s parent company, Eaton Vance Corp., acquired the remaining portion of Fox that it did not already own, resulting in Fox becoming a wholly owned subsidiary.   Fox is located at 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702. As of September 30, 2012, assets under management by Fox were approximately $1.5 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2012, M.D. Sass advised accounts having assets of approximately $7.6 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and a portion of the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2012 , Oak Associates had approximately $801.4 million in assets under management.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio, Large Capitalization Growth Portfolio and a portion of the Technology & Communications Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $ 181.5 billion as of September 30, 2012.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $ 8.1 billion of assets under management as of September 30, 2012 , Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2012.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Reduced Sales Charge."

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available.  The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  Not all share classes may be available for purchase in all states.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note :  Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.”   This means that your request must include:

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The Portfolio and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

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Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class A shares of the Trust, the minimum initial investment in the Trust is $2,500 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio.  For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum.  There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of "Right of Accumulation" and "Letter of Intent" below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [1]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below) ²	None (See below) ²	(See below) ²

1 At the discretion of The Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

2 The Manager may pay , monthly in 12 equal  installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows :

Health & Biotechnology Portfolio; Technology & Communications Portfolio; Financial Services Portfolio; and Energy & Basic Materials Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

U.S. Government Money Market Portfolio; Investment Quality Bond Portfolio; Municipal Bond Portfolio; Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio; Mid Capitalization Portfolio; Small Capitalization Portfolio; and International Equity Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.25%, plus 0.20% on any amounts over $3 million up to $50 million, and 0.10% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SHARES SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or the Manager (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

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Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or the Manager.

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Clients of financial intermediaries that have entered into arrangements with the Distributor or the Manager (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

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Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or the Manager.

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Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Internal Revenue Code (the “IRC”).

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Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. The Manager in its sole discretion may waive these minimum dollar requirements.

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Reinvestment of capital gains distributions and dividends.

CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase.  For investments made prior to January 1, 2003, the CDSC is based upon the investor’s original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of  Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash.  Dividends attributable to the net investment income are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.  Prior to January 1, 2013 (if not extended further by Congress), certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.  The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios.  These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009, and August 31, 2008, has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2012 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.83	$ 10.17	$ 10.28	$ 12.94	$ 21.88
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.10)	(0.05)	(0.06)	0.14
Net realized and unrealized gain (loss)	1.42	1.76	(0.06)	(2.39)	(6.43)
Total from investment operations	1.40	1.66	(0.11)	(2.45)	(6.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.21)	(0.09)
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.21)	(2.65)

Net Asset Value, End of Period	$ 13.23	$ 11.83	$ 10.17	$ 10.28	$ 12.94

Total Return*	11.83%	16.32%	(1.07)%	(18.39)%	(31.76)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 38	$ 88	$ 57	$ 45	$ 20
Ratio of net operating expenses to
average net assets (2)	1.85%	1.85%	1.83%	2.14%	1.86%
Ratio of net investment income (loss) to
average net assets	(0.13)%	(0.81)%	(0.45)%	(0.68)%	0.86%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 17.90	$ 14.04	$ 12.14	$ 17.07	$ 17.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.24)	(0.22)	(0.17)	(0.11)
Net realized and unrealized gain (loss)	2.32	4.10	2.12	(4.74)	0.01
Total from investment operations	2.29	3.86	1.90	(4.91)	(0.10)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.02)	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	(0.02)	-

Net Asset Value, End of Period	$ 17.84	$ 17.90	$ 14.04	$ 12.14	$ 17.07

Total Return*	14.50%	27.49%	15.65%	(28.70)%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 186	$ 173	$ 1,085	$ 62	$ 46
Ratio of net operating expenses to
average net assets (3)	1.98%	1.88%	2.04%	2.31%	1.67%
Ratio of net investment income (loss) to
average net assets	(0.19)%	(1.37)%	(1.56)%	(1.50)%	(0.58)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.98% for the year ended August 31, 2012; 2.02% for the year ended August 31, 2011; 1.96% for the year ended August 31, 2010; 2.42% for the year ended August 31, 2009; and 1.92% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.98% for the year ended August 31, 2012; 1.89% for the year ended August 31, 2011; 2.07% for the year ended August 31, 2010; 2.31% for the year ended August 31, 2009; and 1.69% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.10	$ 7.56	$ 7.44	$ 8.96	$ 10.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.10)	(0.08)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.88	1.64	0.20	(1.46)	(0.31)
Total from investment operations	0.84	1.54	0.12	(1.52)	(0.38)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.94	$ 9.10	$ 7.56	$ 7.44	$ 8.96

Total Return*	9.23%	20.37%	1.61%	(16.96)%	(3.91)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,664	$ 2,670	$ 2,173	$ 2,325	$ 2,934
Ratio of net operating expenses to
average net assets (2)	2.34%	2.24%	2.57%	2.75%	1.82%	(3)
Ratio of net investment income (loss) to
average net assets	(0.42)%	(0.99)%	(1.03)%	(0.94)%	(0.71)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 7.66	$ 6.72	$ 6.21	$ 8.96	$ 12.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.04)	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.82	0.98	0.55	(1.88)	(0.33)
Total from investment operations	0.77	0.94	0.51	(1.89)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 8.07	$ 7.66	$ 6.72	$ 6.21	$ 8.96

Total Return*	10.36%	13.99%	8.21%	(19.45)%	(2.94)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9	$ 29	$ 15	$ 5	$ 2
Ratio of net operating expenses to
average net assets (4)	2.11%	2.13%	2.12%	2.66%	2.06%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(0.69)	(0.50)%	(0.58)%	(0.20)%	(0.15)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.35% for the year ended August 31, 2012; 2.24% for the year ended August 31, 2011; 2.58% for the year ended August 31, 2010; 2.76% for the year ended August 31, 2009; and 1.83% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses. The ratio of expense to average net assets excluding the effect of any recapture was 1.80% for the same period for the Mid Capitalization Porfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.11% for the year ended August 31, 2012; 2.14% for the year ended August 31, 2011; 2.12% for the year ended August 31, 2010; 2.68% for the year ended August 31, 2009; and 2.09% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 10.04	$ 9.64	$ 9.60	$ 12.22		$ 14.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	0.05	0.08	0.01		0.17
Net realized and unrealized gain (loss)	(0.85)	0.41	0.07	(2.49)		(2.58)
Total from investment operations	(0.80)	0.46	0.15	(2.48)		(2.41)
Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.11)	(0.14)		(0.15)
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	(0.11)	(0.06)	(0.11)	(0.14)		(0.15)

Net Asset Value, End of Period	$ 9.13	$ 10.04	$ 9.64	$ 9.60		$ 12.22

Total Return*	(7.98)%	4.75%	1.49%	(20.01)%		(16.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8	$ 27	$ 22	$ 17		$ 73
Ratio of net operating expenses to
average net assets (2)	2.95%	3.11%	2.65%	2.34%		2.29%
Ratio of net investment income (loss) to
average net assets	0.53%	0.47%	0.78%	0.07%		1.18%
Portfolio Turnover Rate	50%	43%	160%	52%		70%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 18.32	$ 14.60	$ 13.92	$ 14.10		$ 14.51
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.14)	(0.19)	(0.18)		(0.22)
Net realized and unrealized gain (loss)	1.92	3.86	0.87	-		(0.19)
Total from investment operations	1.80	3.72	0.68	(0.18)		(0.41)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	-	-	-	-		-

Net Asset Value, End of Period	$ 20.12	$ 18.32	$ 14.60	$ 13.92		$ 14.10

Total Return*	9.83%	25.48%	4.88%	(1.28)%		(2.83)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 5,757	$ 5,435	$ 4,833	$ 5,309		$ 6,616
Ratio of net operating expenses to
average net assets (3)	2.66%	2.73%	2.79%	2.94%	(4)	2.69%	(4)
Ratio of net investment income (loss) to
average net assets	(0.62)%	(0.82)%	(1.25)%	(1.52)%		(1.57)%
Portfolio Turnover Rate	18%	8%	14%	27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.97% for the year ended August 31, 2012; 3.14% for the year ended August 31, 2011; 2.69% for the year ended August 31, 2010; 2.43% for the year ended August 31, 2009; and 2.31% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.67% for the year ended August 31, 2012; 2.74%  for the year ended August 31, 2011; 2.81% for the year ended August 31, 2010; 2.95% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.94% and 2.38% respectively for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 12.61	$ 10.34		$ 7.80	$ 8.88	$ 9.78
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.31)		(0.26)	(0.18)	(0.19)
Net realized and unrealized gain (loss)	2.06	2.58		2.80	(0.90)	(0.71)
Total from investment operations	1.87	2.27		2.54	(1.08)	(0.90)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 13.88	$ 12.61		$ 10.34	$ 7.80	$ 8.88

Total Return*	15.77%	21.95%		32.56%	(12.16)%	(9.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 24,173	$ 30,920		$ 12,405	$ 5,736	$ 7,545
Ratio of net operating expenses to
average net assets (2)	2.58%	2.66%	(3)	3.10%	3.19%	2.69%	(3)
Ratio of net investment income (loss) to
average net assets	(1.48)%	(2.20)%		(2.77)%	(2.72)%	(2.00)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 13.75	$ 10.68		$ 10.17	$ 26.81	$ 34.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.31)		(0.26)	(0.16)	(0.50)
Net realized and unrealized gain (loss)	(0.78)	3.38		0.77	(10.95)	4.09
Total from investment operations	(0.91)	3.07		0.51	(11.11)	3.59
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.53)	(10.85)
Total dividends and distributions	-	-		-	(5.53)	(10.85)

Net Asset Value, End of Period	$ 12.84	$ 13.75		$ 10.68	$ 10.17	$ 26.81

Total Return*	(6.62)%	28.75%		5.01%	(35.29)%	10.26%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,141	$ 1,802		$ 1,840	$ 2,024	$ 5,010
Ratio of net operating expenses to
average net assets (4)	3.21%	3.06%	(5)	3.04%	3.15%	2.66%	(5)
Ratio of net investment income (loss) to
average net assets	(0.91)%	(2.12)%		(2.16)%	(1.44)%	(1.64)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.60% for the year ended August 31, 2012; 2.67% for the year ended August 31, 2011; 3.13% for the year ended August 31, 2010; 3.74% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.59% for the year ending August 31, 2011 and 2.63% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.23% for the year ended August 31, 2012; 3.08% for the year ended August 31, 2011; 3.04% for the year ended August 31, 2010; 3.37% for the year ended August 31, 2009; and 2.70% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.93% for the year ending August 31, 2011 and 2.63% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 5.41	$ 5.41	$ 6.16	$ 8.35	$ 11.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.11)	(0.14)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.55	0.11	(0.61)	(2.15)	(2.34)
Total from investment operations	0.49	-	(0.75)	(2.19)	(2.36)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.90	$ 5.41	$ 5.41	$ 6.16	$ 8.35

Total Return*	9.06%	0.00%	(12.18)%	(26.23)%	(21.89)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 161	$ 219	$ 214	$ 346	$ 804
Ratio of net operating expenses to
average net assets (2)	3.39%	3.39%	3.39%	3.14%	2.69%
Ratio of net investment income (loss) to
average net assets	(1.05)%	(1.84)%	(2.27)%	(0.80)%	(0.23)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.25	$ 10.54	$ 10.16	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.14	0.22	0.27	0.24	0.32
Net realized and unrealized gain (loss)	0.14	(0.11)	0.38	0.26	0.15
Total from investment operations	0.28	0.11	0.65	0.50	0.47
Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.22)	(0.27)	(0.24)	(0.32)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.30)	(0.40)	(0.27)	(0.24)	(0.32)

Net Asset Value, End of Period	$ 10.23	$ 10.25	$ 10.54	$ 10.16	$ 9.90

Total Return*	2.33%	1.14%	6.46%	5.09%	4.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 65	$ 103	$ 91	$ 54	$ 51
Ratio of net operating expenses to
average net assets (3)	1.95%	1.92%	2.17%	2.09%	1.80%	(4)
Ratio of net investment income (loss) to
average net assets	1.38%	2.18%	2.61%	2.39%	3.26%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed or reduced by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.41% for the year ended August 31, 2012; 4.61% for the year ended August 31, 2011; 4.23% for the year ended August 31, 2010; 4.56% for the year ended August 31, 2009; and 3.70% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.95% for the year ended August 31, 2012; 1.92% for the year ended August 31, 2011; 2.17% for the year ended August 31, 2010; 2.09% for the year ended August 31, 2009; and 1.80% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.75% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.94		$ 10.06		$ 9.69		$ 9.94		$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.08		0.15		0.21		0.29
Net realized and unrealized gain (loss)	0.24		(0.11)		0.37		(0.14)		(0.11)
Total from investment operations	0.28		(0.03)		0.52		0.07		0.18
Dividends and Distributions:
Dividends from net investment income	(0.04)		(0.09)		(0.15)		(0.21)		(0.18)
Distributions from realized gains	-		-		-		(0.11)		(0.06)
Total dividends and distributions	(0.04)		(0.09)		(0.15)		(0.32)		(0.24)

Net Asset Value, End of Period	$ 10.18		$ 9.94		$ 10.06		$ 9.69		$ 9.94

Total Return*	2.83%		(0.32)%		5.47%		0.76%		1.82%
Ratios and Supplemental Data:
Net assets, end of year	$ 315		$ 260		$ 140		$ 44		$ 1
Ratio of net operating expenses to
average net assets (2)	2.30%		2.00%		2.30%		2.21%		1.80%
Ratio of net investment income (loss) to
average net assets	0.41%		0.84%		1.55%		2.05%		2.88%
Portfolio Turnover Rate	13%		31%		17%		26%		3%
	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	-	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	-		0.00		0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	-	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	-	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.01%		0.01%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 315		$ 129		$ 103		$ 82		$ 44
Ratio of net operating expenses to
average net assets (3)	0.11%		0.13%		0.15%	(5)	0.55%	(5)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.05%		2.03%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.52% for the year ended August 31, 2012; 2.00% for the year ended August 31, 2011; 2.68% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; and 2.34% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.48% for the year ended August 31, 2012; 1.38% for the year ended August 31, 2011; 1.89% for the year ended August 31, 2010; 1.70% for the year ended August 31, 2009; and 1.71% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.  The ratio of net operating expenses to average daily net assets including these expenses was 0.55% for the year ended August 31, 2010 and 0.64% for the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS A SHARES

PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807-FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.

CLASS B SHARES
PROSPECTUS DATED DECEMBER 31, 2012

T H E    S A R A T O G A    A D V A N T A G E    T R U S T

The Board of Trustees of the Saratoga Advantage Trust has approved suspending the offering of Class B shares of the Portfolios of the Trust, except that current Class B shareholders may continue to (i) exchange into Class B shares of other Portfolios of the Trust and (ii) reinvest dividends and distributions into Class B Shares pursuant to the Dividends and Distributions section of this Prospectus.

The Saratoga Advantage Trust (the “Trust”) is a mutual fund company comprised of mutual fund portfolios, each with its own distinctive investment objectives and policies, 11 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”).  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SZBXX	International Equity	SIEZX
Investment Quality Bond	SQBZX	Health & Biotechnology	SHPBX
Large Capitalization Value	SLVZX	Technology & Communications	SCMPX
Large Capitalization Growth	SLGZX	Financial Services	SFPBX
Mid Capitalization	SSPMBX	Energy & Basic Materials	SPEBX
Small Capitalization	SSCZX

TABLE OF CONTENTS

PORTFOLIO SUMMARIES:	PAGE
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT QUALITY BOND PORTFOLIO
LARGE CAPITALIZATION VALUE PORTFOLIO
LARGE CAPITALIZATION GROWTH PORTFOLIO
MID CAPITALIZATION PORTFOLIO
SMALL CAPITALIZATION PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
HEALTH & BIOTECHNOLOGY PORTFOLIO
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
FINANCIAL SERVICES PORTFOLIO
ENERGY & BASIC MATERIALS PORTFOLIO
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
PORTFOLIO HOLDINGS
MANAGEMENT
INVESTMENT MANAGER
ADVISERS
ADMINISTRATION
SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
CONTINGENT DEFERRED SALES CHARGE
PLAN OF DISTRIBUTION
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS
PRIVACY POLICY NOTICE

PORTFOLIO SUMMARY:  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective:  The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio
Shareholder Fees
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	NONE
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.605%
Total Annual Portfolio Operating Expenses	2.08%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information –Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$711	$952	$1,319	$2,154

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,154

Principal Investment Strategies:  The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio’s share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.  Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.   The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2011). For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 0.00%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio (1):	-5.00%	0.59%	1.11%
90 Day T-Bills	0.08%	1.36%	1.85%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.01%	1.12%	1.46%

 (1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective:  The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.07%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Portfolio Operating Expenses	2.63%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Contingent Deferred Sales Charge” section.)

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$766	$1,117	$1,595	$2,721

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$266	$817	$1,395	$2,721

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer’s creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities Risk. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:   The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28%  (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -2.00% (quarter ended June 30, 2004).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 2.33%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio (1):
Return Before Taxes	-3.31%	3.08%	2.94%
Return After Taxes on Distributions	-4.10%	2.23%	1.96%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.89%	2.18%	2.01%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	6.08%	5.86%	4.89%
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.99%	4.80%	4.29%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Portfolio’s Adviser since September 1994.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective:  The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	2.58%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information –Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$761	$1,102	$1,570	$2,671

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$261	$802	$1,370	$2,671

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.   In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.  Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk.   The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk.  Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.
Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks”.

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.45% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.31% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 12.36%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio (1):
Return Before Taxes	-11.30%	-9.46%	-2.73%
Return After Taxes on Distributions	-11.30%	-9.92%	-2.97%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.35%	-7.67%	-2.21%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P500®/Citigroup Value Index	-0.55%	-2.97%	3.53%
Morningstar Large Value Average	-0.84%	-2.34%	2.69%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008.  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:   LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective:  The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)(1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	2.58%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information – Contingent Deferred Sales Charge” section.)

Example:  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 761	$ 1,102	$ 1,570	$ 2,671

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 261	$ 802	$ 1,370	$ 2,671

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stock, preferred stocks, securities convertible into common stock, and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. Loomis Sayles takes a private equity approach to investing with a long-term, fundamental and bottom-up approach.  The goal is to invest in high quality, structurally good businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.  Loomis Sayles believes that few businesses have these combined characteristics.  Given the rare confluence of quality, sustainable growth and discount to Loomis Sayles’ estimate of the intrinsic value for the underlying business, Loomis Sayles focuses the Portfolio in high-conviction businesses.  The nature of Loomis Sayles’ investment process leads to sector positioning derived from fundamental research.  Loomis Sayles may study dozens of companies but may only invest in a select few businesses each year.  Loomis Sayles strives to invest in these companies when it believes there is an inefficiency (i.e., a disconnect between the long-term fundamentals and expectations embedded).  This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or as momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business.

Loomis Sayles will consider selling an investment when the Portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, there are unfavorable structural changes with the issuer’s underlying business, or the investment no longer appears consistent with the Portfolio manager’s investment methodology.  In addition, Loomis Sayles will also consider selling an investment when the Portfolio must meet redemption requests, to try to take advantage of more attractive investment opportunities, or for other investment reasons which the Portfolio manager deems appropriate.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities.   Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk.  Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.   The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.62% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.06% (quarter ended December 31, 2008). For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 13.84%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio (1):
Return Before Taxes	-1.65%	2.83%	0.96%
Return After Taxes on Distributions	-3.87%	2.38%	0.74%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.83%	2.42%	0.82%
Indexes: (Reflects no deduction for fees, expenses or taxes)
S&P500®/Citigroup Growth Index	4.73%	2.38%	2.12%
Morningstar Large Growth Average	-2.56%	0.34%	1.52%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.  Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Aziz V. Hamzaogullari, CFA.  Mr. Hamzaogullari is a Vice President and lead portfolio manager of the Loomis Sayles large cap growth strategies.  Prior to joining Loomis Sayles in 2010, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010.

Purchase and Sale of Portfolio Shares:   There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	1.20%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Portfolio Operating Expenses	2.96%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Contingent Deferred Sales Charge” section.)

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.   The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 799	$ 1,215	$ 1,757	$ 3,045

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 299	$ 915	$ 1,557	$ 3,045

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk.   The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stocks Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

  Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies.   Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk.   The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk .. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance. Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks".

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.   The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table that follow show the performance of the Portfolio’s Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class B shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.73% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 22.51% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 10.08%.

AVERAGE ANNUAL TOTAL RETURNS ( FOR THE PERIODS ENDED DECEMBER 31, 2011)

Life of Portfolio
	1 Year	5 Years	(Since 7/1/02)
Mid Capitalization Portfolio (1):
Return Before Taxes	-9.66%	0.50%	4.78%
Return After Taxes on Distributions	-9.66%	0.02%	3.58%
Return After Taxes on Distributions and Sale of Portfolio Shares	-6.28%	0.20%	3.84%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	-1.55%	1.41%	8.03%
Morningstar Mid Capitalization Blend Average	-4.11%	0.37%	6.25%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006.   The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is President/CEO of Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006.  Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment))
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.05%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Portfolio Operating Expenses	2.71%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Contingent Deferred Sales Charge” section.)

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statement include s only the direct operating expenses incurred by the Investment Quality Bond Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$774	$1,141	$1,635	$2,800

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$274	$841	$1,435	$2,800

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39 % of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 201 2 was $ 45 million to $ 4.454 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk .. The Portfolio’s investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio’s holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Portfolio’s ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser known, small and medium capitalization companies involves greater risk of volatility of the Portfolio’s net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.   The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.   The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.21% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.71% (quarter ended December 31, 2008).  For the period January 1, 201 2 through September 30, 2012, the return for the Portfolio’s Class B shares was 6.06%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio (1):
Return Before Taxes	-6.42%	0.45%	5.90%
Return After Taxes on Distributions	-7.27%	-1.17%	4.14%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.04%	0.14%	4.89%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	-4.18%	0.15%	5.62%
Morningstar Small Blend Average	-4.27%	-0.22%	5.47%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Fox Asset Management, LLC (“Fox” or the “Adviser”) has served as Adviser to the Small Capitalization Portfolio since January 2001.  The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities , joined Fox in 1998.   Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA.  Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm’s Investment Committee.  Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005.  Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.82%
Total Annual Portfolio Operating Expenses	3.57%

(1)

Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 860	$ 1,394	$ 2,050	$ 3,614

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 360	$ 1,094	$ 1,850	$ 3,614

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio’s assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage.  Emphasis is placed on bottom-up stock selection.  In addition, the Adviser considers four global opportunity fundamentals - Macro, Political, Business and Portfolio diversification - to assist in the basis of portfolio construction.  A stock is sold when it no longer meets the Adviser’s criteria. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio’s investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.   The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com ..

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.55% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was - 24.13% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 5.76%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
International Equity Portfolio (1):
Return Before Taxes	-24.82%	-8.80	0.07
Return After Taxes on Distributions	-24.91%	-8.88	0.02
Return After Taxes on Distributions and Sale of Portfolio Shares	-16.13%	-7.27	0.05
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)	-12.14%	-4.72%	4.67%
Morningstar Foreign Large Blend Average	-13.90%	-4.75%	3.91%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo” or the “Adviser”) has served as Adviser to the Portfolio since November 2009.  The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Regina Chi.  Ms. Chi is the portfolio manager for DePrince, Race & Zollo’s International Equity team, having previously served as the Director of Research for DePrince, Race & Zollo's International Equity team since February 2010.  Prior to joining DePrince, Race & Zollo, Inc., Ms Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi has served the Portfolio as Portfolio Manager since December 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective:  The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.02%
Total Annual Portfolio Operating Expenses	3.27%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 830	$ 1,307	$ 1,907	$ 3,339

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 330	$ 1,007	$ 1,707	$ 3,339

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade   debt securities. Such investment strategies could result in the Portfolio not achieving its investment   objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

 Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

 Warrants Risks.   The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company’s market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.  Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk.  The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.   Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio’s share price.

Portfolio Turnover Risk.  The frequency of the Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the "Predecessor Fund"), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table that follow show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of an investing in the Portfolio by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with a broad measure of market performance, as well as with healthcare index, The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.36% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was - 23.47% (quarter ended June 30, 2002).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 10.20%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio(1):
Return Before Taxes	4.52%	5.40%	-0.78
Return After Taxes on Distributions	4.52%	5.40%	-0.78
Return After Taxes on Distributions and Sale of Portfolio Shares	2.94%	4.66%	-0.66
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92
S&P 500® Healthcare Index	10.18%	0.67	0.42

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Oak Associates, ltd. (“Oak Associates”or the “Adviser”) has served as the Adviser to the Portfolio since July 2005.  Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000.  Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust..  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective:  The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	TECHNOLOGY & COMMUNICATIONS PORTFOLIO
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.94%
Total Annual Portfolio Operating Expenses	3.19%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information-Contingent Deferred Sales Charge” section.)

  Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 822	$ 1,283	$ 1,869	$ 3,264

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 322	$ 983	$ 1,669	$ 3,264

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company’s revenues or earnings were derived from technology activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company’s revenues or earnings were derived from communications activities or at least 50% of the company’s assets were devoted to such activities, based upon the company’s most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

The Portfolio’s assets are approximately equally divided between the Advisers, each of whom manages its portion of the Portfolio’s assets independently.  The Manager monitors the allocation of the Portfolio’s assets between the Advisers and may rebalance the allocation periodically.  Below is a description of the investment process followed by each Adviser.

Loomis, Sayles & Company, L.P.

 In deciding which securities to buy, hold, or sell, the Adviser seeks to identify stocks of companies that it believes will exceed current market expectations, as principally, but not exclusively represented by earnings per share.  Both value and growth oriented approaches are employed in finding stocks that meet this objective, driven by bottom-up, research-driven analysis.  Specific factors considered to be important in identifying growth stocks may include, but are not limited to, companies with:  (i) strong revenue growth, (ii) leading or gains in market share, (iii) barriers to competition and (iv) high return on invested capital.  Specific factors considered to be important in identifying value stocks may include, but are not limited to:  (i) a valuation discount to intrinsic value, (ii) an underappreciated business or undervalued brand and (iii) the existence of one of several catalysts, such as a management change, business or debt restructuring, major capital reallocation, or resolution of legal or regulatory issues.  In addition, specific attention is paid to the overall risk/reward potential of individual securities.  The Adviser may employ strategies designed to reduce the overall risk of its allocated portion of the Portfolio, which may involve the use of ETFs, options and investment grade debt securities.

Oak Associates, ltd.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.  Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stocks Risks.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the information, communications, and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

 Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio’s performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks.   The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks. ”

Performance.  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info Tech & Communications Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table that follow  show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio a compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  It does not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 23.98% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was - 27.38% (quarter ended June 30, 2002). For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 17.88%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio (1):
Return Before Taxes	-14.41%	7.81%	1.48%
Return After Taxes on Distributions	-15.14%	7.63%	1.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	-8.42%	6.77%	1.27%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Science & Technology Funds Index	-5.81%	2.73%	1.74%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Advisers:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Stock selection for Loomis Sayles’ portion of the Portfolio is made by a Loomis Sayles team led by Anthony R. Ursillo, CFA and Richard C. Crable, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of Loomis Sayles’ portion of the Portfolio.   Mr. Ursillo, Vice President, joined Loomis Sayles in 1999.  Mr. Crable, Vice President, joined Loomis Sayles in 1998.  They have served as portfolio managers to the Portfolio since August 2011.

Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for stock selection for Oak Associates’ portion of the Portfolio and the day-to-day management of Oak Associates’ portion of the Portfolio.  They have served as portfolio managers to the Portfolio since August 2011.  Mr. Oelschlager joined Oak Associates in 2000 and serves as a Research Analyst and Portfolio Manager.  Mr. Stimpson joined Oak Associates in 2001 and also serves as a Research Analyst and Portfolio Manager.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares  through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	2.55%
Total Annual Portfolio Operating Expenses	4.80%

 (1)    Reduced for purchases of $50,000 or more by certain investors. (See “ Shareholder Information-Contingent Deferred Sales Charge” section.)

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 980	$ 1,744	$ 2,612	$ 4,652

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 480	$ 1,444	$ 2,412	$ 4,652

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

"Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.   In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risks.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.  Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation, which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company’s ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio’s performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.  The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

 Foreign Securities Risk.  The Portfolio’s investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets. Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

 Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks”.

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc.  The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table that follow  show the performance of the Class B shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class B shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.46% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.82% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class B shares was 12.40%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Financial Services Portfolio(1):
Return Before Taxes	-21.05%	-14.98%	-3.91%
Return After Taxes on Distributions	-21.05%	-15.25%	-4.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	-13.68%	-11.80%	-3.04%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Financial Services Funds Index	-14.20%	-12.36%	-1.73%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under “Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods. The Predecessor Fund’s and the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.   Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Ms. Bochman joined Loomis Sayles in 2006 and is Director of Equity Research as well as a portfolio manager and Vice President of Loomis Sayles.    Mr. Finucane and Ms. Bochman have served the Portfolio as Portfolio Managers since October 2006 and November 2007, respectively.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares  through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective:  The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	5.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.56%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses	3.82%

(1)    Reduced for purchases of $50,000 or more by certain investors. (See “Shareholder Information- Contingent Deferred Sales Charge” section.)

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 884	$ 1,466	$ 2,167	$ 3,837

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 384	$ 1,166	$ 1,967	$ 3,837

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

 Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.   The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.   Because of its specific focus, the Portfolio’s performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio’s performance may sometimes be significantly better or worse than that of other types of funds.

 Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U. S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio’s share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund’s share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks”.

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Energy & Basic Materials Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc.  The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund.  The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio. The bar chart and table that follow  show the performance of the Class A shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class B shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charge.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher.  You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.74% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.78% (quarter ended  December 31, 2008).  For the period January 1, 2012 through September 30, 2012 , the return for the Portfolio’s Class B shares was -1.66%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio (1):
Return Before Taxes	-16.20%	0.89%	8.07%
Return After Taxes on Distributions	-16.20%	-1.92%	6.50%
Return After Taxes on Distributions and Sale of Portfolio Shares	-10.53%	0.06%	6.77%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Natural Resources Funds Index	-8.07%	1.57%	11.17%

(1)

The performance figures shown above reflect the performance of Class B shares of the Predecessor Fund (for periods prior to January 6, 2003) and the Portfolio (for periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class B shares as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as Adviser to the Portfolio since April 2007. The Portfolio is managed by a team consisting of portfolio managers and analysts.  The members of the team who are primarily responsible  for the day-to-day management of the Portfolio are Co-Portfolio Managers, James Carroll, CFA and Greg McCullough, each a Vice President of Loomis Sayles.  Mr. Carroll, who joined Loomis Sayles in 1996, has served the Portfolio as Portfolio Manager since April 2007.  Mr. McCullough, who joined Loomis Sayles in 2008, has served the Portfolio as Portfolio manager since September 2011.

Purchase and Sale of Portfolio Shares:  There is no minimum investment for the Portfolio.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption request may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT  INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor’s investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser’s ability to protect a Portfolio’s capital during declines in the particular segment of the market to which the Portfolio’s assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio’s holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio’s holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio’s performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio,  International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various exchange-traded funds (“ETFs”). No more than 5% of a Portfolio’s net assets will be invested in any one ETF. Each of these Portfolio’s may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

 JUNK BONDS. A Portfolio’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio’s net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser’s predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk.

DERIVATIVES RISK.    A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index.  The derivatives primarily used by the Portfolio include options, futures and swaps.  Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment.  Many derivatives are entered into over-the-counter (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery.  The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due.  If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated.  The Portfolio may incur higher taxes as a result of its investing in derivatives.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalization. Market capitalization refers to the total market value of the outstanding stock of a company.  Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and mid-cap companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Small and medium-cap securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium-cap companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANY RISK.  Certain of the securities in which the Portfolio invests may be micro cap companies. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS.   Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), if the Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs, they would, bear their ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES.  REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. Saratoga Capital Management, LLC is a Delaware limited liability company. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses.  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid.  Prior Board approval is required with respect to any such expense reimbursements.  No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap.  Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap.   The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.   Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Name of Portfolio	Class B Shares
Large Capitalization Growth Portfolio	3.60%
Large Capitalization Value Portfolio	3.60%
Mid Capitalization Portfolio	3.60%
Small Capitalization Portfolio	3.60%
International Equity Portfolio	3.90%
Investment Quality Bond Portfolio	2.90%
Municipal Bond Portfolio	2.90%
U.S. Government Money Market Portfolio	2.75%
Health & Biotechnology Portfolio	4.00%
Technology & Communications Portfolio	4.00%
Financial Services Portfolio	4.00%
Energy & Basic Materials Portfolio	4.00%

ADVISERS

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989.  CLS is located at 17605 Wright Street, Omaha, NE 68130.  As of September 30, 2012, CLS had approximately $7.208 billion in assets under management.  CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”), a registered investment adviser, serves as the Adviser to the International Equity Portfolio.  DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789.  As of September 30, 2012, DePrince, Race & Zollo had approximately $6.6 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. In 2011, Fox’s parent company, Eaton Vance Corp., acquired the remaining portion of Fox that it did not already own, resulting in Fox becoming a wholly owned subsidiary. Fox is located at 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702. As of September 30, 2012, assets under management by Fox were approximately $1.5 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2012, M.D. Sass advised accounts having assets of approximately $7.6 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio, Large Capitalization Growth Portfolio and a portion of the Technology & Communications Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $ 181.5 billion as of September 30, 2012.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and a portion of the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2012, Oak Associates had approximately $801.4 million in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3071, serves as the Adviser to the Mid Capitalization Portfolio. With $ 8.1 billion of assets under management as of September 30, 2011, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2012.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite #2, Omaha, Nebraska 68130-2095 serves as the Trust’s transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust’s distributor (the "Distributor"), or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE  will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  Not all share classes may be available for purchase in all states.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note:  Gemini Fund Services, LLC, the Portfolio’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Portfolio and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sale/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the six years preceding the redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following tables:

For investments that were made prior to January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	4.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

For investments that are made on or after January 1, 2003:

YEAR SINCE PURCHASE PAYMENT MADE	CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First	5.0%
Second	4.0%
Third	3.0%
Fourth	3.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

Currently, the Class I share conversion is not a taxable event.  The conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of  the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.  The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss.  The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.   Re-registration of the account.

2.   Changing bank wiring instructions on the account.

3.   Name change on the account.

4.   Setting up/changing systematic withdrawal plan to a secondary address.

5.   Redemptions greater than $100,000.

6.   Any redemption check that is being mailed to a different address than the address of record.

7.  Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash.   Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement.  Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes.  Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Prior to January 1, 2013 (if not extended further by Congress), certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.  The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios.  These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009, and August 31, 2008, a has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2012 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.68	$ 9.24	$ 9.40	$ 11.90	$ 20.37
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.16)	(0.11)	(0.10)	0.01
Net realized and unrealized gain (loss)	1.27	1.60	(0.05)	(2.21)	(5.92)
Total from investment operations	1.19	1.44	(0.16)	(2.31)	(5.91)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.19)	-
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.19)	(2.56)

Net Asset Value, End of Period	$ 11.87	$ 10.68	$ 9.24	$ 9.40	$ 11.90

Total Return*	11.14%	15.58%	(1.70)%	(18.93)%	(32.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13	$ 39	$ 37	$ 135	$ 286
Ratio of net operating expenses to
average net assets (2)	2.46%	2.43%	2.43%	2.73%	2.52%
Ratio of net investment income (loss) to
average net assets	(0.73)%	(1.39)%	(1.06)%	(1.25)%	0.08%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 16.14	$ 12.74	$ 11.08	$ 15.63	$ 15.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.28)	(0.26)	(0.22)	(0.12)
Net realized and unrealized gain (loss)	2.05	3.68	1.92	(4.33)	(0.07)
Total from investment operations	1.92	3.40	1.66	(4.55)	(0.19)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	-	-

Net Asset Value, End of Period	$ 15.71	$ 16.14	$ 12.74	$ 11.08	$ 15.63

Total Return*	13.72%	26.69%	14.98%	(29.11)%	(1.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 13	$ 38	$ 34	$ 97	$ 178
Ratio of net operating expenses to
average net assets (3)	2.58%	2.51%	2.58%	2.92%	2.26%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(1.73)%	(2.04)%	(2.13)%	(0.73)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.58% for the year ended August 31, 2012; 2.59% for the year ended August 31, 2011; 2.56% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; and 2.58% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% for the year ended August 31, 2012; 2.52% for the year ended August 31, 2011; 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; and 2.28% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 8.47	$ 7.08	$ 7.00	$ 8.49	$ 9.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.10)	(0.14)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.82	1.53	0.20	(1.40)	(0.30)
Total from investment operations	0.72	1.39	0.08	(1.49)	(0.42)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.19	$ 8.47	$ 7.08	$ 7.00	$ 8.49

Total Return*	8.50%	19.63%	1.14%	(17.55)%	(4.53)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 16	$ 45	$ 40	$ 119	$ 398
Ratio of net operating expenses to
average net assets (2)	2.95%	2.83%	3.16%	3.29%	2.50%	(3)
Ratio of net investment income (loss) to
average net assets	(1.12)%	(1.55)%	(1.61)%	(1.42)%	(1.36)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 6.01	$ 5.30	$ 4.93	$ 7.42	$ 10.53
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.06)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	0.64	0.78	0.43	(1.59)	(0.27)
Total from investment operations	0.56	0.71	0.37	(1.63)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 6.21	$ 6.01	$ 5.30	$ 4.93	$ 7.42

Total Return*	9.68%	13.40%	7.51%	(20.08)%	(3.47)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6	$ 29	$ 32	$ 52	$ 106
Ratio of net operating expenses to
average net assets (4)	2.70%	2.70%	2.72%	3.21%	2.70%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.28)%	(1.05)%	(1.19)%	(0.96)%	(0.79)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.95% for the year ended August 31, 2012; 2.84% for the year ended August 31, 2011; 3.17% for the year ended August 31, 2010; 3.30% for the year ended August 31, 2009; and 2.51% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.70% for the year ended August 31, 2012; 2.70% for the year ended August 31, 2011;  2.72% for the year ended August 31, 2010; 3.23% for the year ended August 31, 2009; and 2.73% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.27	$ 8.93		$ 8.86		$ 11.37		$ 13.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02	0.00	**	0.00	**	0.05		(0.04)
Net realized and unrealized gain (loss)	(0.81)	0.36		0.07		(2.42)		(2.28)
Total from investment operations	(0.79)	0.36		0.07		(2.37)		(2.32)
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.02)		-		(0.14)		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	(0.03)	(0.02)		-		(0.14)		-

Net Asset Value, End of Period	$ 8.45	$ 9.27		$ 8.93		$ 8.86		$ 11.37

Total Return*	(8.57)%	4.05%		0.79%		(20.49)%		(16.95)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 4	$ 18		$ 18		$ 31		$ 53
Ratio of net operating expenses to
average net assets (2)	3.55%	3.63%		3.30%		2.96%		2.95%
Ratio of net investment income (loss) to
average net assets	0.21%	0.03%		0.02%		0.59%		(0.27)%
Portfolio Turnover Rate	50%	43%		160%		52%		70%

	Health & Biotechnology Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 16.97	$ 13.61		$ 13.05		$ 13.29		$ 13.81
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.24)		(0.27)		(0.24)		(0.30)
Net realized and unrealized gain (loss)	1.78	3.60		0.83		-		(0.22)
Total from investment operations	1.56	3.36		0.56		(0.24)		(0.52)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	-	-		-		-		-

Net Asset Value, End of Period	$ 18.53	$ 16.97		$ 13.61		$ 13.05		$ 13.29

Total Return*	9.19%	24.69%		4.29%		(1.81)%		(3.77)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 122	$ 145		$ 213		$ 506		$ 2,516
Ratio of net operating expenses to
average net assets (3)	3.25%	3.31%		3.36%		3.47%	(4)	3.29%
Ratio of net investment income (loss) to
average net assets	(1.26)%	(1.47)%		(1.93)%		(2.19)%		(2.26)%
Portfolio Turnover Rate	18%	8%		14%		27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.57% for the year ended August 31, 2012; 3.65% for the year ended August 31, 2011; 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.27% for the year ended August 31, 2012; 3.32% for the year ended August 31, 2011; 3.38% for the year ended August 31, 2010; 3.48% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.46% and 3.08% respectively for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.46	$ 9.46		$ 7.17	$ 8.22	$ 9.20
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.34)		(0.28)	(0.19)	(0.24)
Net realized and unrealized gain (loss)	1.87	2.34		2.57	(0.86)	(0.74)
Total from investment operations	1.62	2.00		2.29	(1.05)	(0.98)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 12.48	$ 11.46		$ 9.46	$ 7.17	$ 8.22

Total Return*	15.15%	21.14%		31.94%	(12.77)%	(10.65)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 64	$ 126		$ 253	$ 340	$ 999
Ratio of net operating expenses to
average net assets (2)	3.17%	3.18%	(3)	3.64%	3.72%	3.29%	(3)
Ratio of net investment income (loss) to
average net assets	(2.09)%	(2.76)%		(3.31)%	(3.25)%	(2.64)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class B Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.87	$ 9.28		$ 8.88	$ 24.87	$ 32.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.34)		(0.28)	(0.20)	(0.64)
Net realized and unrealized gain (loss)	(0.67)	2.93		0.68	(10.29)	3.89
Total from investment operations	(0.85)	2.59		0.40	(10.49)	3.25
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.50)	(10.85)
Total dividends and distributions	-	-		-	(5.50)	(10.85)

Net Asset Value, End of Period	$ 11.02	$ 11.87		$ 9.28	$ 8.88	$ 24.87

Total Return*	(7.16)%	27.91%		4.50%	(35.74)%	9.57%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 27	$ 46		$ 51	$ 159	$ 1,278
Ratio of net operating expenses to
average net assets (2) (5)	3.80%	3.66%	(5)	3.62%	3.67%	3.26%	(5)
Ratio of net investment income (loss) to
average net assets (2)	(1.50)%	(2.71)%		(2.75)%	(1.85)%	(2.23)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.19% for the year ended August 31, 2012; 3.19% for the year ended August 31, 2011; 3.67% for the year ended August 31, 2010; 4.31% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.13% for the year ending August 31, 2011 and 2.98% for the year ending August 31, 2008 for the Technology & Communications Portfolio Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.81% for the year ended August 31, 2012; 3.67% for the year ended August 31, 2011; 3.62% for the year ended August 31, 2010; 3.92% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.53% for the year ending August 31, 2011 and 3.24% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 4.98	$ 5.01	$ 5.73	$ 7.82	$ 11.26
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.14)	(0.16)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	0.49	0.11	(0.56)	(2.04)	(2.19)
Total from investment operations	0.41	(0.03)	(0.72)	(2.09)	(2.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.39	$ 4.98	$ 5.01	$ 5.73	$ 7.82

Total Return*	8.23%	(0.60)%	(12.57)%	(26.73)%	(22.48)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1	$ 4	$ 4	$ 11	$ 177
Ratio of net operating expenses to
average net assets (2)	3.97%	3.99%	3.99%	3.55%	3.29%
Ratio of net investment income (loss) to
average net assets	(1.59)%	(2.45)%	(2.86)%	(0.87)%	(1.03)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class B Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.25	$ 10.54	$ 10.16	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.08	0.16	0.20	0.17	0.26
Net realized and unrealized gain (loss)	0.14	(0.11)	0.38	0.27	0.16
Total from investment operations	0.22	0.05	0.58	0.44	0.42
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.20)	(0.18)	(0.27)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.24)	(0.34)	(0.20)	(0.18)	(0.27)

Net Asset Value, End of Period	$ 10.23	$ 10.25	$ 10.54	$ 10.16	$ 9.90

Total Return*	2.19%	0.54%	5.83%	4.47%	4.27%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 5	$ 14	$ 15	$ 22	$ 68
Ratio of net operating expenses to
average net assets (3)	2.62%	2.51%	2.74%	2.63%	2.40%
Ratio of net investment income (loss) to
average net assets	0.83%	1.59%	1.98%	1.72%	2.64%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 4.80% for the year ended August 31, 2012; 5.18% for the year ended August 31, 2011; 4.82% for the year ended August 31, 2010; 4.95% for the year ended August 31, 2009; and 4.27% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.62% for the year ended August 31, 2012; 2.51% for the year ended August 31, 2011; 2.74% for the year ended August 31, 2010; 2.63% for the year ended August 31, 2009; and 2.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.39% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	U.S. Government Money Market Portfolio - Class B Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.00%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6		$ 12		$ 39		$ 106		$ 121
Ratio of net operating expenses to
average net assets (2)	0.12%		0.16%		0.15%	(3)	0.70%	(3)	1.25%
Ratio of net investment income (loss) to
average net assets	0.00%		0.00%		0.01%		0.09%		2.27%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.08% for the year ended August 31, 2012; 2.03% for the year ended August 31, 2011; 2.48% for the year ended August 31, 2010; 2.33% for the year ended August 31, 2009; and 2.35% for the year ended August 31, 2008.

(3) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 1.15% during the year ended August 31, 2010 and 0.79% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS B SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

CLASS C SHARES
PROSPECTUS DATED DECEMBER 31, 2012

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of  mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is a Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SZCXX	Small Capitalization	SSCCX
Investment Quality Bond	SQBCX	International Equity	SIECX
Municipal Bond	SMBCX	Health & Biotechnology	SHPCX
Large Capitalization Value	SLVCX	Technology & Communications	STPCX
Large Capitalization Growth	SLGCX	Financial Services	SFPCX
Mid Capitalization	SPMCX	Energy & Basic Materials	SEPCX

PORTFOLIO SUMMARY:  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective:  The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.605%
Total Annual Portfolio Operating Expenses	2.08%

(1)   Only applicable to redemptions made within one year after purchase. (See "Shareholder Information-Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 311	$ 652	$ 1,119	$ 2,410

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 211	$ 652	$ 1,119	$ 2,410

Principal Investment Strategies:  The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.  The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective.  Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended September 30, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2010).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio(1):	-0.99%	0.98%	1.11%
90 Day T-Bills	0.08%	1.36%	1.85%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.01%	1.12%	1.46%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Contingent Deferred Sales Charge.”

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares:  There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.01%
Acquired Fund Fees and Expenses (2)	0.01%
Total Annual Portfolio Operating Expenses	2.57%

(1)  Only applicable to redemptions made within one year after purchase. (see "Shareholder Information-Contingent Deferred Sales Charge").

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 360	$ 799	$ 1,365	$ 2,905

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 260	$ 799	$ 1,365	$ 2,905

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.  Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed-Income Securities Risk.   Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk.  Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.  Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 4.28% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -2.00% (quarter ended June 30, 2004). For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class C shares was 2.32%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio (1):
Return Before Taxes	0.62%	3.40%	2.93%
Return After Taxes on Distributions	-0.17%	2.57%	1.95%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.67%	2.47%	2.00%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	6.08%	5.86%	4.89%
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.99%	4.80%	4.29%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information-Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Portfolio’s Adviser since September 1994.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MUNICIPAL BOND PORTFOLIO

Investment Objective:  The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Municipal Bond Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.47%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses	3.03%

 (1) Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge”).

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.   The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 406	$ 936	$ 1,591	$ 3,346

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 306	$ 936	$ 1,591	$ 3,346

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13 % of the average value of its portfolio.

Principal Investment Strategies:  As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio’s Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest.  Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk.  Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.  The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

The Portfolio’s investments in municipal bonds in the fourth highest grade are considered speculative.  The ratings of municipal bonds do not ensure the stability or safety of the Portfolio’s investments.

Tax Risk.  There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.77% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -3.48% (quarter ended December 31, 2010).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 1.27%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio(1):
Return Before Taxes	3.92%	1.56%	2.12%
Return After Taxes on Distributions	3.91%	1.50%	2.02%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.74%	1.52%	2.04%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	10.70%	5.22%	5.38%
Lipper General Municipal Debt Funds Index	10.96%	4.18%	4.78%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information-Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager’) serves as the Portfolio’s Manager.

Adviser:   Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Adviser to the Portfolio since April 2009.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax.  However, a portion of the Portfolio’s distributions my not qualify as exempt.  Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective:  The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	0.91%
Total Annual Portfolio Operating Expenses	2.56%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 359	$ 796	$ 1,360	$ 2,895

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 259	$ 796	$ 1,360	$ 2,895

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.   In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model.  The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

 Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth.  Typically, their valuation levels are lower than those of growth stocks.  Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other  Risks.  The Portfolio is subject to other risks from its permissible investments.  For information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.47% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.30% (quarter ended December 31, 2008).  For the period January 1, 2 through September 30, 2012, the return for the Portfolio’s Class C shares was 12.47%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio (1):
Return Before Taxes	-7.57%	-9.15%	-2.74%
Return After Taxes on Distributions	-7.57%	-9.61%	-2.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	-4.92%	-7.42%	-2.22%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	-0.55%	-2.97%	3.53%
Morningstar Large Value Average	-0.84%	-2.34%	2.69%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information-Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008.  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective:  The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	2.58%

(1)  Only applicable to redemptions made within one year after purchase (see " Shareholder Information- Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 361	$ 802	$ 1,370	$ 2,915

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 261	$ 802	$ 1,370	$ 2,915

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio.

Loomis Sayles takes a private equity approach to investing with a long-term, fundamental and bottom-up approach.  The goal is to invest in high quality, structurally good businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.  Loomis Sayles believes that few businesses have these combined characteristics.  Given the rare confluence of quality, sustainable growth and discount to Loomis Sayles’ estimate of the intrinsic value for the underlying business, Loomis Sayles focuses the Portfolio in high-conviction businesses.  The nature of Loomis Sayles’ investment process leads to sector positioning derived from fundamental research.  Loomis Sayles may study dozens of companies but may only invest in a select few businesses each year.  Loomis Sayles strives to invest in these companies when it believes there is an inefficiency (i.e., a disconnect between the long-term fundamentals and expectations embedded).  This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or as momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business.

Loomis Sayles will consider selling an investment when the Portfolio manager believes   the issuer’s investment fundamentals are beginning to deteriorate, there are unfavorable structural changes with the issuer’s underlying business, or the investment no longer appears consistent with the Portfolio manager’s investment methodology.  In addition, Loomis Sayles will also consider selling an investment when the Portfolio must meet redemption requests, to try to take advantage of more attractive investment opportunities, or for other investment reasons which the Portfolio manager deems appropriate.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.57% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.07% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 13.80%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio(1):
Return Before Taxes	1.94%	3.18%	0.96%
Return After Taxes on Distributions	-0.28%	2.73%	0.74%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.15%	2.72%	0.82%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	4.73%	2.38%	2.12%
Morningstar Large Growth Average	-2.56%	0.34%	1.52%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information-Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.  Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Aziz V. Hamzaogullari, CFA.  Mr. Hamzaogullari is a Vice President and lead portfolio manager of the Loomis Sayles large cap growth strategies.  Prior to joining Loomis Sayles in 2010, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:   If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MID CAPITALIZATION PORTFOLIO

Investment Objective:  The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.20%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses	2.96%

(1)  Only applicable to redemptions made within one year after purchase (see " Shareholder Information- Contingent Deferred Sales Charge").

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  These The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 398	$ 913	$ 1,552	$ 3,271

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 298	$ 913	$ 1,552	$ 3,271

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Caterpillar Mid-Cap Relative Value Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.60% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was - 22.48% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 10.11%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

Life of Portfolio
	1 Year	5 Years	(Since 7/1/02)
Mid Capitalization Portfolio(1):
Return Before Taxes	-5.87%	0.87%	4.76%
Return After Taxes on Distributions	-5.87%	0.40%	3.57%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.81%	0.53%	3.83%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	-1.55%	1.41%	8.03%
Morningstar Mid Capitalization Blend Average	-4.11%	0.37%	6.25%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006.  The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team that consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is President/CEO of Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006.   Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  SMALL CAPITALIZATION PORTFOLIO

Investment Objective:  The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.07%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses	2.73%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 376	$ 847	$ 1,445	$ 3,061

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 276	$ 847	$ 1,445	$ 3,061

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2012 was $45 million to $4.454 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk.  The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

Issuer Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com

ANNUAL TOTAL RETURNS - CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 18.37% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.70% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 5.84%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio (1):
Return Before Taxes	-2.69%	0.72%	5.91%
Return After Taxes on Distributions	-3.54%	-0.88%	4.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.63%	0.37%	4.90%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	-4.18%	0.15%	5.62%
Morningstar Small Blend Average	-4.27%	-0.22%	5.47%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Fox Asset Management, LLC (“Fox” or the “Adviser”) has served as Adviser to the Portfolio since January 2001.  The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities, joined Fox in 1998.   Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA.  Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm’s Investment Committee.  Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005.  Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INTERNATIONAL EQUITY PORTFOLIO

Investment Objective:  The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.90%
Total Annual Portfolio Operating Expenses	3.65%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 467	$ 1,117	$ 1,888	$ 3,906

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 367	$ 1,117	$ 1,888	$ 3,906

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage.  Emphasis is placed on bottom-up stock selection.  In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis of portfolio construction.  A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.
Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.31% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.13% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class C shares was 5.76%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
International Equity Portfolio (1):
Return Before Taxes	-21.67%	-8.43%	0.05%
Return After Taxes on Distributions	-21.77%	-8.55%	-0.01%
Return After Taxes on Distributions and Sale of Portfolio Shares	-14.09%	-7.00%	0.02%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)	-12.14%	-4.72%	4.67%
Morningstar Foreign Large Blend Average	-13.90%	-4.75%	3.91%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information-Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:   DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo” or the “Adviser”) has served as Adviser to the Portfolio since November 2009.  The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Regina Chi.  Ms. Chi is the portfolio manager for DePrince, Race & Zollo’s International Equity team, having previously served as the Director of Research for DePrince, Race & Zollo's International Equity team since February 2010.  Prior to joining DePrince, Race & Zollo, Inc., Ms. Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi has served the Portfolio as Portfolio Manager since December 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective:  The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	1.02%
Total Annual Portfolio Operating Expenses	3.27%

(1)  Only applicable to redemptions made within one year after purchase (see " Shareholder Information- Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 430	$ 1,007	$ 1,707	$ 3,264

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 330	$ 1,007	$ 1,707	$ 3,264

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  For the periods prior to January 27, 2003, the Portfolio operated as a separate fund called the Orbitex Health & Biotechnology Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.40% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.52% (quarter ended June 30, 2002).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was 10.21%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio (1):
Return Before Taxes	8.54%	5.79%	-0.74%
Return After Taxes on Distributions	8.54%	5.79%	-0.74%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.55%	5.00%	-0.63%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 ®Total Return Index	2.11%	-0.25%	2.92%
S&P 500 ®Healthcare Index	10.18%	0.67%	0.42%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 27, 2003) and the Portfolio (for the periods beginning January 27, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005.  Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective:  The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Technology & Communications Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	0.95%
Total Annual Portfolio Operating Expenses	3.20%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 423	$ 986	$ 1,674	$ 3,503

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 323	$ 986	$ 1,674	$ 3,503

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

The Portfolio’s assets are approximately equally divided between the Advisers, each of whom manages its portion of the Portfolio’s assets independently.  The Manager monitors the allocation of the Portfolio’s assets between the Advisers and may rebalance the allocation periodically.  Below is a description of the investment process followed by each Adviser.

Loomis, Sayles & Company, L.P.

 In deciding which securities to buy, hold, or sell, the Adviser seeks to identify stocks of companies that it believes will exceed current market expectations, as principally, but not exclusively represented by earnings per share.  Both value and growth oriented approaches are employed in finding stocks that meet this objective, driven by bottom-up, research-driven analysis.  Specific factors considered to be important in identifying growth stocks may include, but are not limited to, companies with:  (i) strong revenue growth, (ii) leading or gains in market share, (iii) barriers to competition and (iv) high return on invested capital.  Specific factors considered to be important in identifying value stocks may include, but are not limited to:  (i) a valuation discount to intrinsic value, (ii) an underappreciated business or undervalued brand and (iii) the existence of one of several catalysts, such as a management change, business or debt restructuring, major capital reallocation, or resolution of legal or regulatory issues.  In addition, specific attention is paid to the overall risk/reward potential of individual securities.  The Adviser may employ strategies designed to reduce the overall risk of its allocated portion of the Portfolio, which may involve the use of exchange-traded funds (“ETFs”), options and investment grade debt securities.

Oak Associates, ltd.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.  Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities.  Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk.  Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks”.

Performance.  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Info-Tech & Communications Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.37% (quarter ended June 30, 2002).  For the period January 1, 2012 through September 30, 2012 , the return for the Portfolio's Class C shares was 17.84%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio(1) :
Return Before Taxes	-11.04%	8.23%	1.55%
Return After Taxes on Distributions	-11.76%	8.05%	1.47%
Return After Taxes on Distributions and Sale of Portfolio Shares	-6.24%	7.14%	1.33%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	2.92%
Lipper Science & Technology Funds Index	-5.81%	2.73%	1.74%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax-returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Advisers:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Stock selection for Loomis Sayles’ portion of the Portfolio is made by a Loomis Sayles team led by Anthony R. Ursillo, CFA and Richard C. Crable, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of Loomis Sayles’ portion of the Portfolio.  Mr. Ursillo, Vice President, joined Loomis Sayles in 1999.  Mr. Crable, Vice President, joined Loomis Sayles in 1998.  They have served as portfolio managers to the Portfolio since August 2011.

Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for stock selection for Oak Associates’ portion of the Portfolio and the day-to-day management of Oak Associates’ portion of the Portfolio.  They have served as portfolio managers to the Portfolio since August 2011.  Mr. Oelschlager joined Oak Associates in 2000 and serves as a Research Analyst and Portfolio Manager.  Mr. Stimpson joined Oak Associates in 2001 and also serves as a Research Analyst and Portfolio Manager.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	2.76%
Total Annual Portfolio Operating Expenses	5.01%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 601	$ 1,503	$ 2,504	$ 5,007

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 501	$ 1,503	$ 2,504	$ 5,007

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

“Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index.  Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.  Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.   The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.

Performance:  For the periods prior to January 6, 2003, the Portfolio operated as a separate fund called the Orbitex Financial Services Fund (the “Predecessor Fund”), which was managed by Orbitex Management, Inc. The investment policy of the Portfolio is substantially similar to that of the Predecessor Fund. The Predecessor Fund was subject to a similar level of fees as those applied to the Portfolio.  The bar chart and table below show the performance of the Class C shares of the Predecessor Fund (see footnote below) and the Portfolio and provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The returns in the bar chart do not reflect the deduction of sales charges.  If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.22% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.95% (quarter ended December 31, 2008). For the period January 1, 2012 through September 30, 2012 , the return for the Portfolio's Class C shares was 12.42%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Financial Services Portfolio(1):
Return Before Taxes	-17.75%	-14.69%	-3.92%
Return After Taxes on Distributions	-17.75%	-14.96%	-4.71%
Return After Taxes on Distributions and Sale of Portfolio Shares	-11.54%	-11.59%	-3.05%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500 ® Total Return Index	2.11%	-0.25%	2.92%
Lipper Financial Services Funds Index	-14.20%	-12.36%	-1.73%

(1)

The performance figures shown above reflect the performance of Class C shares of the Predecessor Fund (for the periods prior to January 6, 2003) and the Portfolio (for the periods beginning January 6, 2003). The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.   Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Ms. Bochman joined Loomis Sayles in 2006 and is Director of Equity Research as well as a portfolio manager and Vice President of Loomis Sayles.     Mr. Finucane and Ms. Bochman have served the Portfolio as portfolio managers since October 2006 and November 2007, respectively.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price) (1)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	1.60%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses	3.86%

(1)  Only applicable to redemptions made within one year after purchase (see "Shareholder Information-Contingent Deferred Sales Charge").

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 488	$ 1,178	$ 1,986	$ 4,087

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$ 388	$ 1,178	$ 1,986	$ 4,087

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.  Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For information about these risks, see the section entitled  "Additional Information About Investment Strategies and Related Risks”.

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for 1 and 5 years and over the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charge.  If these amounts were reflected, returns in the table would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.  Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.69% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.73% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class C shares was -1.67%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

Life of Portfolio
	1 Year	5 Years	(Since 1/7/03)
Energy & Basic Materials Portfolio(1):
Return Before Taxes	-12.61%	0.98%	9.99%
Return After Taxes on Distributions	-12.61%	-1.82%	8.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	-8.19%	0.14%	8.43%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	5.60%
Lipper Natural Resources Funds Index	-8.07%	1.57%	13.21%

(1)

The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C  shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as Adviser to the Portfolio since April 2007.  The Portfolio is managed by a team consisting of portfolio managers and analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are Co-Portfolio Managers, James Carroll, CFA and Greg McCullough, each a Vice President of Loomis Sayles.  Mr. Carroll, who joined Loomis Sayles in 1996, has served the Portfolio as Portfolio Manager since April 2007.  Mr. McCullough, who joined Loomis Sayles in 2008, has served the Portfolio as Portfolio manager since September 2011.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT  INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES.  Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs ..  No more than 5% of a Portfolio's net assets will be invested in any one ETF.  Each of these Portfolio’s may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES.  Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.  A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS.  Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

DERIVATIVES RISK.    A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index.  The derivatives primarily used by the Portfolio include options, futures and swaps.  Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment.  Many derivatives are entered into over-the-counter (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery.  The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due.  If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated.  The Portfolio may incur higher taxes as a result of its investing in derivatives.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANY RISK.  Certain Portfolios may invest in companies with micro capitalizations.  Micro capitalization  stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), if the Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs, they would, bear their ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES.   REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market.  These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended.  REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type.  In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGMENT

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. Saratoga Capital Management, LLC is a Delaware limited liability company.  The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses.  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such  fees were waived or expenses were paid.. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap.  Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap.  The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.   Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.60%
Large Capitalization Value Portfolio	3.60%
Mid Capitalization Portfolio	3.60%
Small Capitalization Portfolio	3.60%
International Equity Portfolio	3.90%
Investment Quality Bond Portfolio	2.90%
Municipal Bond Portfolio	2.90%
U.S. Government Money Market Portfolio	2.75%
Health & Biotechnology Portfolio	4.00%
Technology & Communications Portfolio	4.00%
Financial Services Portfolio	4.00%
Energy & Basic Materials Portfolio	4.00%

ADVISERS

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989.  CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2012, CLS had approximately $ 7.208 billion in assets under management.  CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”), a registered investment adviser, serves as the Adviser to the International Equity Portfolio.  DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789.  As of September 30, 201 2, DePrince, Race & Zollo had approximately $6.6 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. In 2011, Fox’s parent company, Eaton Vance Corp., acquired the remaining portion of Fox that it did not already own, resulting in Fox becoming a wholly owned subsidiary. Fox is located at 1040 Broad Street, Suite 203, Shrewsbury, New Jersey 07702. As of September 30, 2012, assets under management by Fox were approximately $1.5 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2012, M.D. Sass advised accounts having assets of approximately $7.6 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as the Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio, the Large Capitalization Growth Portfolio and a portion of the Technology & Communications Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $ 181.5 billion as of September 30, 2012.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and a portion of the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2012, Oak Associates had approximately $801.4 million in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3701, serves as the Adviser to the Mid Capitalization Portfolio.  With $ 8.1 billion of assets under management as of September 30, 2012, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2012.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio’s investments.  The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange.  When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indexes in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights  Distributors, LLC, the Trust’s distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  Not all share classes may be available for purchase in all states.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note:  Gemini Fund Services, LLC, the Portfolio’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Portfolio and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

 CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current net asset value of the shares that they redeem, whichever is lower.  For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)  redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)  redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3)  certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers.  The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.  Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.

Re-registration of the account.

2.

Changing bank wiring instructions on the account.

3.

Name change on the account.

4.

Setting up/changing systematic withdrawal plan to a secondary address.

5.

Redemptions greater than $100,000.

6.

Any redemption check that is being mailed to a different address than the address of record.

7.

Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv)redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted.  Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.  Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes.  Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.  Prior to January 1, 2013 (if not extended further by Congress), certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt—interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.  The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios.  These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009, and August 31, 2008, has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2012 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.68	$ 9.24	$ 9.39	$ 11.89	$ 20.36
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.16)	(0.11)	(0.10)	0.04
Net realized and unrealized gain (loss)	1.27	1.60	(0.04)	(2.21)	(5.95)
Total from investment operations	1.18	1.44	(0.15)	(2.31)	(5.91)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.19)	-
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.19)	(2.56)

Net Asset Value, End of Period	$ 11.86	$ 10.68	$ 9.24	$ 9.39	$ 11.89

Total Return*	11.05%	15.58%	(1.60)%	(18.91)%	(32.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 753	$ 731	$ 646	$ 746	$ 1,002
Ratio of net operating expenses to
average net assets (2)	2.45%	2.43%	2.44%	2.73%	2.46%
Ratio of net investment income (loss) to
average net assets	(0.78)%	(1.39)%	(1.06)%	(1.26)%	0.24%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 16.17	$ 12.76	$ 11.10	$ 15.66	$ 15.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.12)	(0.28)	(0.26)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	2.05	3.69	1.92	(4.34)	(0.06)
Total from investment operations	1.93	3.41	1.66	(4.56)	(0.19)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	-	-

Net Asset Value, End of Period	$ 15.75	$ 16.17	$ 12.76	$ 11.10	$ 15.66

Total Return*	13.76%	26.72%	14.95%	(29.12)%	(1.20)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,259	$ 1,190	$ 936	$ 1,159	$ 1,839
Ratio of net operating expenses to
average net assets (3)	2.58%	2.51%	2.58%	2.92%	2.26%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(1.72)%	(2.05)%	(2.13)%	(0.79)%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.56% for the year ended August 31, 2012; 2.60% for the year ended August 31, 2011; 2.57% for the year ended August 31, 2010; 3.01% for the year ended August 31, 2009; and 2.52% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.58% for the year ended August 31, 2012; 2.52% for the year ended August 31, 2011; 2.61% for the year ended August 31, 2010; 2.92% for the year ended August 31, 2009; and 2.28% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 8.44	$ 7.06	$ 6.98	$ 8.47	$ 9.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.14)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss)	0.82	1.52	0.20	(1.40)	(0.29)
Total from investment operations	0.73	1.38	0.08	(1.49)	(0.41)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 9.17	$ 8.44	$ 7.06	$ 6.98	$ 8.47

Total Return*	8.65%	19.55%	1.15%	(17.59)%	(4.44)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 395	$ 337	$ 267	$ 312	$ 488
Ratio of net operating expenses to
average net assets (2)	2.95%	2.84%	3.17%	3.33%	2.43%	(3)
Ratio of net investment income (loss) to
average net assets	(1.01)%	(1.59)%	(1.64)%	(1.51)%	(1.32)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 6.05	$ 5.34	$ 4.96	$ 7.46	$ 10.57
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	0.64	0.78	0.45	(1.60)	(0.28)
Total from investment operations	0.56	0.71	0.38	(1.64)	(0.34)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.77)

Net Asset Value, End of Period	$ 6.25	$ 6.05	$ 5.34	$ 4.96	$ 7.46

Total Return*	9.61%	13.30%	7.66%	(20.09)%	(3.46)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 357	$ 484	$ 425	$ 334	$ 428
Ratio of net operating expenses to
average net assets (4)	2.72%	2.71%	2.72%	3.24%	2.66%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(1.35)%	(1.06)%	(1.18)%	(0.97)%	(0.75)%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.95% for the year ended August 31, 2012; 2.85% for the year ended August 31, 2011; 3.18% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; and 2.44% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.41% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.72% for the year ended August 31, 2012; 2.71% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010; 3.26% for the year ended August 31, 2009; and 2.69% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.21	$ 8.85		$ 8.82		$ 11.33		$ 13.65
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.02	0.00	**	0.00	**	0.05		(0.01)
Net realized and unrealized gain (loss)	(0.82)	0.37		0.08		(2.41)		(2.31)
Total from investment operations	(0.80)	0.37		0.08		(2.36)		(2.32)
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)		(0.05)		(0.15)		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	(0.03)	(0.01)		(0.05)		(0.15)		-

Net Asset Value, End of Period	$ 8.38	$ 9.21		$ 8.85		$ 8.82		$ 11.33

Total Return*	(8.66)%	4.17%		0.91%		(20.54)%		(16.97)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 146	$ 285		$ 303		$ 290		$ 506
Ratio of net operating expenses to
average net assets (2)	3.64%	3.60%		3.25%		2.96%		2.91%
Ratio of net investment income (loss) to
average net assets	0.26%	0.02%		0.03%		0.63%		(0.05)%
Portfolio Turnover Rate	50%	43%		160%		52%		70%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 17.04	$ 13.67		$ 13.10		$ 13.34		$ 13.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.22)	(0.23)		(0.27)		(0.24)		(0.29)
Net realized and unrealized gain (loss)	1.78	3.60		0.84		-		(0.19)
Total from investment operations	1.56	3.37		0.57		(0.24)		(0.48)
Dividends and Distributions:
Dividends from net investment income	-	-		-		-		-
Distributions from realized gains	-	-		-		-		-
Total dividends and distributions	-	-		-		-		-

Net Asset Value, End of Period	$ 18.60	$ 17.04		$ 13.67		$ 13.10		$ 13.34

Total Return*	9.15%	24.65%		4.35%		(1.80)%		(3.47)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,773	$ 1,818		$ 1,666		$ 1,977		$ 2,379
Ratio of net operating expenses to
average net assets (3)	3.26%	3.33%		3.39%		3.54%	(4)	3.29%	(4)
Ratio of net investment income (loss) to
average net assets	(1.24)%	(1.43)%		(1.88)%		(2.12)%		(2.16)%
Portfolio Turnover Rate	18%	8%		14%		27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.65% for the year ended August 31, 2012; 3.62% for the year ended August 31, 2011; 3.29% for the year ended August 31, 2010; 3.05% for the year ended August 31, 2009; and 2.93% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 3.27% for the year ended August 31, 2012; 3.34% for the year ended August 31, 2011; 3.41% for the year ended August 31, 2010; 3.55% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 3.54% and 2.98% respectively  for the same periods for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.60	$ 9.57		$ 7.26	$ 8.32	$ 9.22
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.37)		(0.29)	(0.20)	(0.23)
Net realized and unrealized gain (loss)	1.90	2.40		2.60	(0.86)	(0.67)
Total from investment operations	1.65	2.03		2.31	(1.06)	(0.90)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 12.65	$ 11.60		$ 9.57	$ 7.26	$ 8.32

Total Return*	15.22%	21.21%		31.82%	(12.74)%	(9.76)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,119	$ 5,974		$ 868	$ 460	$ 586
Ratio of net operating expenses to
average net assets (2)	3.19%	3.27%	(3)	3.68%	3.79%	3.29%	(3)
Ratio of net investment income (loss) to
average net assets	(2.06)%	(2.81)%		(3.35)%	(3.32)%	(2.60)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 11.79	$ 9.21		$ 8.82	$ 24.77	$ 32.37
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.35)		(0.28)	(0.21)	(0.64)
Net realized and unrealized gain (loss)	(0.67)	2.93		0.67	(10.24)	3.89
Total from investment operations	(0.85)	2.58		0.39	(10.45)	3.25
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.50)	(10.85)
Total dividends and distributions	-	-		-	(5.50)	(10.85)

Net Asset Value, End of Period	$ 10.94	$ 11.79		$ 9.21	$ 8.82	$ 24.77

Total Return*	(7.21)%	28.01%		4.42%	(35.69)%	9.61%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 233	$ 255		$ 186	$ 172	$ 180
Ratio of net operating expenses to
average net assets (4)	3.84%	3.69%	(5)	3.64%	3.83%	3.26%	(5)
Ratio of net investment income (loss) to
average net assets	(1.55)%	(2.72)%		(2.77)%	(2.22)%	(2.26)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 3.20% for the year ended August 31, 2012; 3.27% for the year ended August 31, 2011; 3.71% during the year ended August 31, 2010; 4.34% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.18% for the year ending August 31, 2011 and 3.23% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.85% for the year ended August 31, 2012; 3.70% for the year ended August 31, 2011; 3.64% during the year ended August 31, 2010; 4.02% for the year ended August 31, 2009; and 3.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 3.55% for the year ending August 31, 2011 and 3.22% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 4.97	$ 5.00	$ 5.73	$ 7.81	$ 11.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.14)	(0.16)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.50	0.11	(0.57)	(2.01)	(2.20)
Total from investment operations	0.42	(0.03)	(0.73)	(2.08)	(2.29)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 5.39	$ 4.97	$ 5.00	$ 5.73	$ 7.81

Total Return*	8.45%	(0.60)%	(12.74)%	(26.63)%	(22.51)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 26	$ 30	$ 29	$ 35	$ 61
Ratio of net operating expenses to
average net assets (2)	3.99%	3.99%	3.99%	3.75%	3.29%
Ratio of net investment income (loss) to
average net assets	(1.64)%	(2.45)%	(2.86)%	(1.47)%	(0.91)%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.26	$ 10.54	$ 10.16	$ 9.91	$ 9.76
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.08	0.16	0.21	0.18	0.26
Net realized and unrealized gain (loss)	0.14	(0.10)	0.38	0.25	0.15
Total from investment operations	0.22	0.06	0.59	0.43	0.41
Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.21)	(0.18)	(0.26)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.24)	(0.34)	(0.21)	(0.18)	(0.26)

Net Asset Value, End of Period	$ 10.24	$ 10.26	$ 10.54	$ 10.16	$ 9.91

Total Return*	2.16%	0.64%	5.82%	4.37%	4.27%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 436	$ 558	$ 559	$ 692	$ 668
Ratio of net operating expenses to
average net assets (3)	2.56%	2.51%	2.75%	2.69%	2.40%	(4)
Ratio of net investment income (loss) to
average net assets	0.75%	1.58%	1.99%	1.80%	2.67%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services  Portfolio: 5.01% for the year ended August 31, 2012; 5.19% for the year ended August 31, 2011; 4.84% for the year ended August 31, 2010; 5.16% for the year ended August 31, 2009; and 4.28% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.56% for the year ended August 31, 2012; 2.51% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010; 2.69% for the year ended August 31, 2009; and 2.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.36% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.96		$ 10.08		$ 9.71		$ 9.95		$ 10.01
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04		0.04		0.10		0.15		0.22
Net realized and unrealized gain (loss)	0.23		(0.12)		0.37		(0.13)		0.00	**
Total from investment operations	0.27		(0.08)		0.47		0.02		0.22
Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.04)		(0.10)		(0.15)		(0.22)
Distributions from realized gains	-		-		-		(0.11)		(0.06)
Total dividends and distributions	(0.03)		(0.04)		(0.10)		(0.26)		(0.28)

Net Asset Value, End of Period	$ 10.20		$ 9.96		$ 10.08		$ 9.71		$ 9.95

Total Return*	2.76%		(0.75)%		4.83%		0.24%		2.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 182		$ 349		$ 364		$ 414		$ 343
Ratio of net operating expenses to
average net assets (2)	2.25%		2.45%		2.90%		2.75%		2.40%
Ratio of net investment income (loss) to
average net assets	0.44%		0.44%		0.98%		1.54%		2.18%
Portfolio Turnover Rate	13%		31%		17%		26%		3%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	0.00	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.01%		0.01%		0.01%		0.10%		2.08%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 302		$ 323		$ 371		$ 472		$ 432
Ratio of net operating expenses to
average net assets (3)	0.12%		0.14%		0.15%	(4)	0.65%	(4)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.08%		2.12%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.02% for the year ended August 31, 2012; 2.61% for the year ended August 31, 2011; 3.26% during the year ended August 31, 2010; 2.93% for the year ended August 31, 2009; and 2.73% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 2.08% for the year ended August 31, 2012; 1.99% for the year ended August 31, 2011; 2.48% for the year ended August 31, 2010; 2.32% for the year ended August 31, 2009; and 2.32% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.  The ratio of net operating expenses to average daily net assets including these expenses was 1.13% during the year ended August 31, 2010 and 0.74% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS C SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

CLASS I SHARES
PROSPECTUS DATED DECEMBER 31, 2012

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of   mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the "Manager").  Each Portfolio is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program® (the "SaratogaSHARP® Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SGMXX	Small Capitalization	SSCPX
Investment Quality Bond	SIBPX	International Equity	SIEPX
Municipal Bond	SMBPX	Health & Biotechnology	SBHIX
Large Capitalization Value	SLCVX	Technology & Communications	STPIX
Large Capitalization Growth	SLCGX	Financial Services	SFPIX
Mid Capitalization	SMIPX	Energy & Basic Materials	SEPIX

PORTFOLIO SUMMARY:   U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective:  The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.605%
Total Annual Portfolio Operating Expenses	1.08%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 110	$ 343	$ 595	$ 1,317

Principal Investment Strategies:  The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.  The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations.  Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective.  Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.02% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	0.01%	0.97%	1.17%
90 Day T-Bills	0.08%	1.36%	1.85%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.01%	1.12%	1.46%

Manager:   Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares:   There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.01%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses	1.57%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 160	$ 496	$ 855	$ 1,867

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities, mortgage pass-through securities or non-rated securities considered by the Adviser to be of comparable quality. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.  Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. Government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac.  Ginnie Mae securities are backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States, but they have the right to borrow from the U.S. Treasury to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities Risk.   Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

Mortgage-Backed Securities and Prepayment Risk.  Mortgage-backed securities, such as mortgage pass-through securities,  have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Adviser could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.44% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -1.75% (quarter ended June 30, 2004).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 2.96%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	2.63%	4.47%	3.96%
Return After Taxes on Distributions	1.48%	3.26%	2.60%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.97%	3.17%	2.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	6.08%	5.86%	4.89%
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.99%	4.80%	4.29%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:   Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Portfolio’s Adviser since September 1994.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  MUNICIPAL BOND PORTFOLIO

Investment Objective:  The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Municipal Bond Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.52%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses	2.08%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 211	$ 652	$ 1,119	$ 2,410

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13 % of the average value of its portfolio.

Principal Investment Strategies:  As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Portfolio’s Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax," although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit and Interest Rate Risk.  Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

The Portfolio’s investments in municipal bonds in the fourth highest grade are considered speculative.  The ratings of municipal bonds do not ensure the stability or safety of the Portfolio’s investments.

Tax Risk.  There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Municipal Bond Portfolio's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 3.97% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.25% (quarter ended December 31, 2010).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 1.88%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio:
Return Before Taxes	5.45%	2.45%	3.09%
Return After Taxes on Distributions	5.45%	2.38%	2.99%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.92%	2.41%	3.01%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	10.70%	5.22%	5.38%
Lipper General Municipal Debt Funds Index	10.96%	4.18%	4.78%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:   Fox Asset Management LLC (“Fox” or the “Adviser”) has served as the Adviser to the Portfolio since April 2009.  The Portfolio is managed by a management team consisting of portfolio managers as well as analysts.  The members of the team who are primarily responsible for the day-to-day management of the Portfolio are William Howarth, William Dodge, CFA, and Thomas Luster, CFA. Mr. Howarth is a Vice President of Fox, which he joined in 2006 and Mr. Dodge, who joined Fox in 2005, is Co-Director of Fox. Mr. Thomas Luster, who is a Vice President and Director of Investment Grade Fixed Income at Eaton Vance, became a member of the Fox fixed income team as well in 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:   It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax.  However, a portion of the Portfolio’s distributions may not qualify as exempt.  Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective:  The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.91%
Total Annual Portfolio Operating Expenses	1.56%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 159	$ 493	$ 850	$ 1,856

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.   In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential.  In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers.  Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments.  For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

  During the periods shown in the bar chart, the highest return for a calendar quarter was 17.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.01% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 13.25%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	-5.71%	-8.24%	-1.75%
Return After Taxes on Distributions	-5.71%	-8.69%	- 2.00%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.71%	-6.72%	-1.41%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	-0.55%	-2.97%	3.53%
Morningstar Large Value Average	-0.84%	-2.34%	2.69%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008.  The Portfolio is managed by a team of portfolio analysts.  The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass.  Mr. Sass formed M.D. Sass in 1972.  Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective:  The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholders Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.58%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 161	$ 499	$ 860	$ 1,878

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. The Portfolio generally concentrates its holdings in a relatively small number of companies. The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio.   Loomis Sayles takes a private equity approach to investing with a long-term, fundamental and bottom-up approach.  The goal is to invest in high quality, structurally good businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.  Loomis Sayles believes that few businesses have these combined characteristics.  Given the rare confluence of quality, sustainable growth and discount to Loomis Sayles’ estimate of the intrinsic value for the underlying business, Loomis Sayles focuses the Portfolio in high-conviction businesses.  The nature of Loomis Sayles’ investment process leads to sector positioning derived from fundamental research.  Loomis Sayles may study dozens of companies but may only invest in a select few businesses each year.  Loomis Sayles strives to invest in these companies when it believes there is an inefficiency (i.e., a disconnect between the long-term fundamentals and expectations embedded).  This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or as momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business.

Loomis Sayles will consider selling an investment when the Portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, there are unfavorable structural changes with the issuer’s underlying business, or the investment no longer appears consistent with the Portfolio manager’s investment methodology.  In addition, Loomis Sayles will also consider selling an investment when the Portfolio must meet redemption requests, to try to take advantage of more attractive investment opportunities, or for other investment reasons which the Portfolio manager deems appropriate.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities.   Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -26.88% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 14.69%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	3.84%	4.22%	1.99%
Return After Taxes on Distributions	1.86%	3.81%	1.79%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.07%	3.61%	1.70%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	4.73%	2.38%	2.12%
Morningstar Large Growth Average	-2.56%	0.34%	1.52%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.  Stock selection for the Portfolio is made by Loomis Sayles’ Large Cap Growth team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Aziz V. Hamzaogullari, CFA.  Mr. Hamzaogullari is a Vice President and lead portfolio manager of the Loomis Sayles large cap growth strategies.  Prior to joining Loomis Sayles in 2010, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010.

Purchase and Sale of Portfolio Shares:   There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:   If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.20%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses	1.96%

(1)

    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 199	$ 615	$ 1,057	$ 2,285

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC’) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Medium and Small Capitalization Companies Risk. The Portfolio may also invest in small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for the past 1 and 5 years of the Portfolio and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.19% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was - 22.27% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 10.89%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

Life of Portfolio
	1 Year	5 Years	(Since 1/7/03)
Mid Capitalization Portfolio:
Return Before Taxes	-3.89%	1.87%	7.94%
Return After Taxes on Distributions	-3.89%	1.43%	6.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.53%	1.39%	6.63%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	-1.55%	1.41%	9.49%
Morningstar Mid Capitalization Blend Average	-4.11%	0.37%	8.00%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006.   The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team that consists of portfolio managers and analysts.  The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Chris D. Wallis, Scott J. Weber and Dennis G. Alff.  Chris D. Wallis, CFA, is President/CEO of Vaughan Nelson and has been associated with Vaughan Nelson since 1999. Scott J. Weber, CFA, is a portfolio manager at Vaughan Nelson and has been associated with Vaughan Nelson since 2003.  Dennis G. Alff joined Vaughan Nelson as a portfolio manager in April 2006.   Messrs. Wallis and Alff and Mr. Weber have served the Portfolio as Portfolio Managers since April 2006 and November 2006, respectively.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  SMALL CAPITALIZATION PORTFOLIO

Investment Objective:  The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service ( 12b-1) Fees	NONE
Other Expenses	1.07%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses	1.73%

  (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 176	$ 545	$ 939	$ 2,041

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2012 was $ 45 million to $ 4.454 billion.  The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year.  The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock.  In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples.  The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized.  The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets.  Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates.  While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends.  The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.  Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.  Stock prices can fluctuate widely in response to these factors.  Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk.  The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies.  While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the OTC market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies.  Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general.  In addition, small capitalization companies may not pay a dividend.

Issuer Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.67% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.59% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 6.72%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio:
Return Before Taxes	-0.78%	1.71%	6.97%
Return After Taxes on Distributions	-1.44%	0.34%	5.40%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.37%	1.22%	5.83%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	-4.18%	0.15%	5.62%
Morningstar Small Blend Average	-4.27%	-0.22%	5.47%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Fox Asset Management, LLC (“Fox” or the “Adviser”) has served as Adviser to the Portfolio since January 2001.  The Portfolio is managed by a management team that consists of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Portfolio is Gregory R. Greene, CFA, who is the key small-cap member on the firm's Investment Committee. Mr. Greene, a Managing Director and Co-Director of Small-Cap Equities, joined Fox in 1998.   Other members of the Small Cap Team include J. Bradley Ohlmuller, CFA and Robert Milmore, CFA.  Mr. Ohlmuller, a Principal of the firm, joined Fox in 2004 and is a member of the firm’s Investment Committee.  Robert Milmore, CFA, a Vice President and Equity Research Analyst, joined Fox in 2005.  Mr. Greene has served the Portfolio as Portfolio Manager since September 2006.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  INTERNATIONAL EQUITY PORTFOLIO

Investment Objective:  The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.95%
Total Annual Portfolio Operating Expenses	2.70%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 273	$ 838	$ 1,430	$ 3,032

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase undervalued stocks with above average dividend yields and a fundamental catalyst such as improving prospects or a sustainable competitive advantage.  Emphasis is placed on bottom-up stock selection.  In addition, the Adviser considers four global opportunity fundamentals- Macro, Political, Business and Portfolio diversification- to assist in the basis of portfolio construction.  A stock is sold when it no longer meets the Adviser’s criteria.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled “ Additional Information About Investment Strategies and Related Risks. ”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.89% (quarter ended September 30, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio’s Class I shares was 6.61%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
International Equity Portfolio:
Return Before Taxes	-20.19%	-7.52%	1.06%
Return After Taxes on Distributions	-20.64%	-7.83%	0.88%
Return After Taxes on Distributions and Sale of Portfolio Shares	-13.13%	-6.33%	0.86%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI EAFE® Index (U.S. dollars)	-12.14%	-4.72%	4.67%
Morningstar Foreign Large Blend Average	-13.90%	-4.75%	3.91%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo” or the “Adviser”) has served as Adviser to the Portfolio since November 2009.  The Portfolio is managed in the international value style by a portfolio manager with a team of supporting analysts. The individual who is primarily responsible for the day-to-day management of the Portfolio is Regina Chi.  Ms. Chi is the portfolio manager for DePrince, Race & Zollo’s International Equity team, having previously served as the Director of Research for DePrince, Race & Zollo's International Equity team since February 2010.  Prior to joining DePrince, Race & Zollo, Inc., Ms Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi has served the Portfolio as Portfolio Manager since December 2012.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.02%
Total Annual Portfolio Operating Expenses	2.27%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 230	$ 709	$ 1,215	$ 2,605

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18 % of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends.  The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential.  Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices.  The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the Portfolio's share price.

Portfolio Turnover Risk.  The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks."

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 year periods and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare  index.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.46% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 11.04%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 1/28/03)
Health & Biotechnology Portfolio:
Return Before Taxes	10.66%	6.86%	6.50%
Return After Taxes on Distributions	10.66%	6.86%	6.50%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.93%	5.94%	5.71%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	6.49%
S&P 500® Healthcare Index	10.18%	0.67%	3.17%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005.  Mark W. Oelschlager, Portfolio Manager, is responsible for stock selection for the Portfolio and the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is a Research Analyst and Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Technology & Communications Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.95%
Total Annual Portfolio Operating Expenses	2.20%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$223	$ 688	$ 1,180	$ 2,534

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

The Portfolio’s assets are approximately equally divided between the Advisers, each of whom manages its portion of the Portfolio’s assets independently.  The Manager monitors the allocation of the Portfolio’s assets between the Advisers and may rebalance the allocation periodically.  Below is a description of the investment process followed by each Adviser.

Loomis, Sayles & Company, L.P.

 In deciding which securities to buy, hold, or sell, the Adviser seeks to identify stocks of companies that it believes will exceed current market expectations, as principally, but not exclusively represented by earnings per share.  Both value and growth oriented approaches are employed in finding stocks that meet this objective, driven by bottom-up, research-driven analysis.  Specific factors considered to be important in identifying growth stocks may include, but are not limited to, companies with:  (i) strong revenue growth, (ii) leading or gains in market share, (iii) barriers to competition and (iv) high return on invested capital.  Specific factors considered to be important in identifying value stocks may include, but are not limited to:  (i) a valuation discount to intrinsic value, (ii) an underappreciated business or undervalued brand and (iii) the existence of one of several catalysts, such as a management change, business or debt restructuring, major capital reallocation, or resolution of legal or regulatory issues.  In addition, specific attention is paid to the overall risk/reward potential of individual securities.  The Adviser may employ strategies designed to reduce the overall risk of its allocated portion of the Portfolio, which may involve the use of exchange-traded funds (“ ETFs ”), options and investment grade debt securities.

Oak Associates, ltd.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.  Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities.  Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.  Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk.  Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. In some cases, there are some emerging technology companies, which sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign, small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance.  The bar chart and table that follow  provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 year periods and for the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.22% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.40% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 18.80%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 1/7/03)
Technology & Communications Portfolio:
Return Before Taxes	-9.27%	9.36%	9.80%
Return After Taxes on Distributions	-9.91%	9.20%	9.72%
Return After Taxes on Distributions and Sale of Portfolio Shares	-5.18%	8.14%	8.72%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	5.60%
Lipper Science & Technology Funds Index	-5.81%	2.73%	7.25%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Advisers:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Stock selection for Loomis Sayles’ portion of the Portfolio is made by a Loomis Sayles team led by Anthony R. Ursillo, CFA and Richard C. Crable, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of Loomis Sayles’ portion of the Portfolio.  Mr. Ursillo, Vice President, joined Loomis Sayles in 1999.  Mr. Crable, Vice President, joined Loomis Sayles in 1998.  They have served as portfolio managers to the Portfolio since August 2011.

Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to its portion of the Portfolio since August 2011.  Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for stock selection for Oak Associates’ portion of the Portfolio and the day-to-day management of Oak Associates’ portion of the Portfolio.  They have served as portfolio managers to the Portfolio since August 2011.  Mr. Oelschlager joined Oak Associates in 2000 and serves as a Research Analyst and Portfolio Manager.  Mr. Stimpson joined Oak Associates in 2001 and also serves as a Research Analyst and Portfolio Manager.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  FINANCIAL SERVICES PORTFOLIO

Investment Objective:  The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.80%
Total Annual Portfolio Operating Expenses	4.05%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 407	$ 1,232	$ 2,074	$ 4,248

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”).  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies. The Portfolio will generally invest in companies that the Adviser expects will capitalize on emerging changes in the global financial services industries.  The Adviser uses a research-based, bottom-up investment process, executed in a disciplined manner to select investments for the Portfolio. In deciding which securities to buy, hold or sell, the Adviser evaluates the following factors, which it believes determines future returns:  (i) competitive position; (ii) profitability; (iii) financial strength (tangible equity/tangible assets, returns on equity, and free cash flow); (iv) business strategy; (v) earnings trends/earnings per share growth revisions; and (vi) valuation using discounted cash flow analysis.

“Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.  Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services industries than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.   The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.  Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.   Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risks. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk. Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 years and since inception of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.71% (quarter ended December 31, 2008).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 13.26%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 1/7/03)
Financial Services Portfolio:
Return Before Taxes	-16.09%	-13.82%	-2.13%
Return After Taxes on Distributions	-16.09%	-14.07%	-2.97%
Return After Taxes on Distributions and Sale of Portfolio Shares	-10.46%	-10.97%	-1.62%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	5.60%
Lipper Financial Services Funds Index	-14.20%	-12.36%	-1.10%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as the Adviser to the Portfolio since May 2005.   Stock selection for the Portfolio is made by a team led by Thomas M. Finucane and Kathleen M. Bochman, CFA, co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Finucane joined Loomis Sayles in 2006 and is a financial service sector analyst/portfolio manager and Vice President of Loomis Sayles.  Ms. Bochman joined Loomis Sayles in 2006 and is Director of Equity Research as well as a portfolio manager and Vice President of Loomis Sayles.  Mr. Finucane and Ms. Bochman have served the Portfolio as portfolio managers since October 2006 and November 2007, respectively.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PORTFOLIO SUMMARY:  ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective:  The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service ( 12b-1) Fees	NONE
Other Expenses	1.59%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Portfolio Operating Expenses	2.85%

 (1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The Operating Expense in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$ 288	$ 883	$ 1,504	$ 3,176

Portfolio Turnover:   The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.  During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46 % of the average value of its portfolio.

Principal Investment Strategies:  The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”).  The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an Energy or Basic Materials Company.  Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System which classifies companies according to industry sectors and groups.  Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies.  Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants.  Standard & Poor’s classifications are utilized to identify sectors.

Loomis Sayles’ stock selection process is driven primarily by fundamental analysis of the energy sector and related industries and individual companies within them.  Loomis Sayles generates investment ideas by, among other things, sector and industry analysis, valuation analysis, management interviews and other forms of proprietary investment research, including a review of financial dynamics affecting an issuer.  Once an investment opportunity is identified, Loomis Sayles seeks to determine inherent or intrinsic value through various valuation metrics, which will vary depending upon the industry involved.  These valuation techniques include, but are not limited to, price earnings ratio analysis, price to sales ratio analysis, relative price to earnings ratio analysis, price to book and cash flow ratio analysis and discounted cash flow.  Valuation methodology is industry-specific within the energy sector and the determination of intrinsic value of a particular security is driven by specific industry metrics.  Based on this analysis, Loomis Sayles establishes company-specific price targets and position weights.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk.  Preferred stocks involve credit risk and certain other risks.  Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks).  If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security.  Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk.  The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk.  Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.  In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies.  Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk.  The Portfolio may invest in U.S and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risk.  The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Non-Diversification Risk.  Because the Portfolio is non-diversified, it may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in the securities of a single company than diversified funds, the performance of that company can have a substantial impact on the fund's share price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk.  The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks.  The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1 and 5 years and over the life of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.05% (quarter ended September 30, 2005) and the lowest return for a calendar quarter was -32.62% (quarter ended December 31, 2008).  For the period January 1, 201 2 through September 30, 2012, the return for the Portfolio's Class I shares was - 0.92%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	Life of Portfolio (Since 1/7/03)
Energy & Basic Materials Portfolio:
Return Before Taxes	-10.90%	1.98%	11.06%
Return After Taxes on Distributions	-10.90%	-0.60%	9.41%
Return After Taxes on Distributions and Sale of Portfolio Shares	-7.09%	0.99%	9.42%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	2.11%	-0.25%	5.60%
Lipper Natural Resources Funds Index	-8.07%	1.57%	13.21%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager:  Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser:  Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has served as Adviser to the Portfolio since April 2007.  The Portfolio is managed by a team consisting of portfolio managers and analysts.  The members of the team who are primarily responsible  for the day-to-day management of the Portfolio are Co-Portfolio Managers, James Carroll, CFA and Greg McCullough, each a Vice President of Loomis Sayles.  Mr. Carroll, who joined Loomis Sayles in 1996, has served the Portfolio as Portfolio Manager since April 2007.  Mr. McCullough, who joined Loomis Sayles in 2008, has served the Portfolio as Portfolio manager since September 2011.

Purchase and Sale of Portfolio Shares:  There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES.  Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies, and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs.  No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolio’s may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES.  Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.  A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to any holders of such receipts voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock Index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

DERIVATIVES.   A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index.  The derivatives primarily used by the Portfolio include options, futures and swaps.  Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment.  Many derivatives are entered into over-the-counter (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery.  The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due.  If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated.  The Portfolio may incur higher taxes as a result of its investing in derivatives.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap italization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANY RISK.  Certain Portfolios may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES.  Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), if the Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs, they would, bear their ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES.   REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market.  These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended.  REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type.  In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. Saratoga Capital Management, LLC is a Delaware limited liability company.  The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval. The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses.  The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid.  Prior Board approval is required with respect to any such expense reimbursements.  No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap.  Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap.   The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice.   Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	2.60%
Large Capitalization Value Portfolio	2.60%
Mid Capitalization Portfolio	2.60%
Small Capitalization Portfolio	2.60%
International Equity Portfolio	2.90%
Investment Quality Bond Portfolio	1.90%
Municipal Bond Portfolio	1.90%
U.S. Government Money Market Portfolio	1.75%
Health & Biotechnology Portfolio	3.00%
Technology & Communications Portfolio	3.00%
Financial Services Portfolio	3.00%
Energy & Basic Materials Portfolio	3.00%

ADVISERS

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989.  CLS is located at 17605 Wright Street, Omaha, NE 68130.  As of September 30, 2012, CLS had approximately $ 7.208 billion in assets under management.  CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”), a registered investment adviser, serves as the Adviser to the International Equity Portfolio.  DePrince, Race & Zollo, an independent investment management firm founded in 1995, is located at 250 Park Avenue South, Suite #250, Winter Park, Florida 32789.  As of September 30, 2012, DePrince, Race & Zollo had approximately $ 6.6 billion in assets under management.

Fox Asset Management LLC ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond, Municipal Bond and Small Capitalization Portfolios. Fox was formed in 1985. In 2011, Fox ’s parent company, Eaton Vance Corp., acquired the remaining portion of Fox that it did not already own, resulting in Fox becoming a wholly owned subsidiary. Fox is located at 1040 Broad Street, Suite 203, Shrewsbury,  New Jersey 07702. As of September 30, 2012, assets under management by Fox were approximately $ 1.5 billion.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio.  M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations.  As of September 30, 2012, M.D. Sass advised accounts having assets of approximately $ 7.6 billion.  M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Loomis, Sayles & Company, L.P.  (“Loomis Sayles”), a registered investment adviser, located at One Financial Center, Boston, Massachusetts 02111, serves as Adviser to the Energy & Basic Materials Portfolio, Financial Services Portfolio, the Large Capitalization Growth Portfolio and a portion of the Technology & Communications Portfolio.  Loomis Sayles advises institutional, high net worth and mutual fund clients. Loomis Sayles managed assets of approximately $ 181.5 billion as of September 30, 2012.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and a portion of the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2012, Oak Associates had approximately $ 801.4 million in assets under management.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002-3701, serves as the Adviser to the Mid Capitalization Portfolio.  With $ 8.1 billion of assets under management as of September 30, 2012,  Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2012.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.   Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent the International Equity Portfolio, Health & Biotechnology Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invests in ETFs, such Portfolio’s net asset value is calculated, in relevant part, based upon the net asset values of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note:  Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.”   This means that your request must include:

•

The Portfolio and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies.  To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its net asset value.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s Transfer Agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.  Prior to January 1, 2013 (if not extended further by Congress), certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.  If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.  In such a case shareholders would also need to include such foreign taxes in income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of  shares of the Portfolios over other investment options.  Any such payments will not change the net asset value of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.  The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios.  These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009, and August 31, 2008, has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2012 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 12.02	$ 10.29	$ 10.36	$ 13.01	$ 21.99
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.03	(0.05)	(0.01)	(0.02)	0.21
Net realized and unrealized gain (loss)	1.43	1.78	(0.06)	(2.41)	(6.46)
Total from investment operations	1.46	1.73	(0.07)	(2.43)	(6.25)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.22)	(0.17)
Distributions from realized gains	-	-	-	-	(2.56)
Total dividends and distributions	-	-	-	(0.22)	(2.73)

Net Asset Value, End of Period	$ 13.48	$ 12.02	$ 10.29	$ 10.36	$ 13.01

Total Return*	12.15%	16.81%	(0.68)%	(18.14)%	(31.45)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 17,837	$ 17,297	$ 15,475	$ 16,545	$ 22,021
Ratio of net operating expenses to
average net assets (2)	1.45%	1.43%	1.44%	1.72%	1.46%
Ratio of net investment income (loss) to
average net assets	0.22%	(0.39)%	(0.05)%	(0.26)%	1.25%
Portfolio Turnover Rate	66%	109%	101%	82%	182%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 18.26	$ 14.27	$ 12.29	$ 17.24	$ 17.27
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.03	(0.14)	(0.15)	(0.13)	0.04
Net realized and unrealized gain (loss)	2.39	4.13	2.13	(4.79)	(0.07)
Total from investment operations	2.42	3.99	1.98	(4.92)	(0.03)
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.03)	-
Distributions from realized gains	(2.35)	-	-	-	-
Total dividends and distributions	(2.35)	-	-	(0.03)	-

Net Asset Value, End of Period	$ 18.33	$ 18.26	$ 14.27	$ 12.29	$ 17.24

Total Return*	14.97%	27.96%	16.11%	(28.47)%	(0.17)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 19,762	$ 22,202	$ 20,076	$ 21,720	$ 33,260
Ratio of net operating expenses to
average net assets (3)	1.58%	1.50%	1.58%	1.91%	1.26%
Ratio of net investment income (loss) to
average net assets	0.19%	(0.74)%	(1.06)%	(1.12)%	0.20%
Portfolio Turnover Rate	16%	163%	151%	200%	167%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.56% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 1.57% for the year ended August 31, 2010; 2.00% for the year ended August 31, 2009; and 1.52% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.58% for the year ended August 31, 2012; 1.52% for the year ended  August 31, 2011; 1.61% for the year ended August 31, 2010; 1.91% for the year ended August 31, 2009; and 1.28% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 9.54	$ 7.89	$ 7.73	$ 9.28	$ 10.42
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	-	(0.06)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.91	1.71	0.21	(1.52)	(0.33)
Total from investment operations	0.91	1.65	0.16	(1.55)	(0.36)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(0.78)
Total dividends and distributions	-	-	-	-	(0.78)

Net Asset Value, End of Period	$ 10.45	$ 9.54	$ 7.89	$ 7.73	$ 9.28

Total Return*	9.54%	20.91%	2.07%	(16.70)%	(3.59)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9,745	$ 9,827	$ 8,643	$ 9,594	$ 12,964
Ratio of net operating expenses to
average net assets (2)	1.94%	1.83%	2.17%	2.34%	1.40%	(3)
Ratio of net investment income (loss) to
average net assets	0.01%	(0.57)%	(0.64)%	(0.53)%	(0.30)%
Portfolio Turnover Rate	60%	93%	124%	88%	89%

	Small Cap Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 7.84	$ 6.85	$ 6.31	$ 9.06	$ 12.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.01)	(0.01)	-	0.02
Net realized and unrealized gain (loss)	0.85	1.00	0.55	(1.89)	(0.32)
Total from investment operations	0.82	0.99	0.54	(1.89)	(0.30)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Distributions from realized gains	(0.36)	-	-	(0.86)	(2.77)
Total dividends and distributions	(0.36)	-	-	(0.86)	(2.78)

Net Asset Value, End of Period	$ 8.30	$ 7.84	$ 6.85	$ 6.31	$ 9.06

Total Return*	10.77%	14.45%	8.56%	(19.18)%	(2.50)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,151	$ 10,327	$ 9,737	$ 6,976	$ 11,124
Ratio of net operating expenses to
average net assets (4)	1.72%	1.71%	1.72%	2.22%	1.66%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(0.36)%	(0.07)%	(0.19)%	0.04%	0.25%
Portfolio Turnover Rate	39%	31%	64%	77%	58%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.95% for the year ended August 31, 2012; 1.84% for the year ended August 31, 2011; 2.18% for the year ended August 31, 2010; 2.35% for the year ended August 31, 2009; and 1.41% for the year ended August 31, 2008.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.72% for the year ended August 31, 2012; 1.71% for the year ended August 31, 2011; 1.72% for the year ended August 31, 2010; 2.24% for the year ended August 31, 2009; and 1.69% for the year ended August 31, 2008.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 10.04	$ 9.64	$ 9.60	$ 12.22		$ 14.73
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.11	0.12	0.11	0.14		0.14
Net realized and unrealized gain (loss)	(0.89)	0.38	0.08	(2.59)		(2.49)
Total from investment operations	(0.78)	0.50	0.19	(2.45)		(2.35)
Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.15)	(0.17)		(0.16)
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	(0.14)	(0.10)	(0.15)	(0.17)		(0.16)

Net Asset Value, End of Period	$ 9.12	$ 10.04	$ 9.64	$ 9.60		$ 12.22

Total Return*	(7.67)%	5.05%	1.87%	(19.65)%		(16.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 6,079	$ 7,126	$ 7,418	$ 6,410		$ 8,867
Ratio of net operating expenses to
average net assets (2)	2.69%	2.61%	2.25%	1.95%		1.92%
Ratio of net investment income (loss) to
average net assets	1.22%	1.04%	1.06%	1.70%		1.00%
Portfolio Turnover Rate	50%	43%	160%	52%		70%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$ 18.91	$ 15.02	$ 14.25	$ 14.37		$ 14.72
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.08)	(0.14)	(0.13)		(0.14)
Net realized and unrealized gain (loss)	1.98	3.97	0.91	0.01		(0.21)
Total from investment operations	1.94	3.89	0.77	(0.12)		(0.35)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from realized gains	-	-	-	-		-
Total dividends and distributions	-	-	-	-		-

Net Asset Value, End of Period	$ 20.85	$ 18.91	$ 15.02	$ 14.25		$ 14.37

Total Return*	10.26%	25.90%	5.40%	(0.84)%		(2.38)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,929	$ 8,460	$ 7,605	$ 8,481		$ 8,199
Ratio of net operating expenses to
average net assets (3)	2.26%	2.32%	2.39%	2.55%	(4)	2.29%	(4)
Ratio of net investment income (loss) to
average net assets	(0.18)%	(0.42)%	(0.87)%	(1.10)%		(1.02)%
Portfolio Turnover Rate	18%	8%	14%	27%		15%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.70% for the year ended August 31, 2012; 2.63% for the year ended August 31, 2011; 2.29% for the year ended August 31, 2010; 2.04% for the year ended August 31, 2009; and 1.94% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.27% for the year ended August 31, 2012; 2.34% for the year ended August 31, 2011; 2.41% for the year ended August 31, 2010; 2.56% for the year ended August 31, 2009; and 2.30% for the year ended August 31, 2008.

(4) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% and 1.83% respectively for the same period for the Health & Biotechnology Portfolio.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 13.05	$ 10.66		$ 8.01	$ 9.09	$ 9.95
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.27)		(0.23)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	2.16	2.66		2.88	(0.93)	(0.71)
Total from investment operations	2.01	2.39		2.65	(1.08)	(0.86)
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	(0.60)	-		-	-	-
Total dividends and distributions	(0.60)	-		-	-	-

Net Asset Value, End of Period	$ 14.46	$ 13.05		$ 10.66	$ 8.01	$ 9.09

Total Return*	16.32%	22.42%		33.08%	(11.88)%	(8.64)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 28,525	$ 33,009		$ 8,651	$ 6,507	$ 7,317
Ratio of net operating expenses to
average net assets (2)	2.18%	2.26%	(3)	2.67%	2.80%	2.29%	(3)
Ratio of net investment income (loss) to
average net assets	(1.07)%	(1.81)%		(2.34)%	(2.32)%	(1.57)%
Portfolio Turnover Rate	25%	603%		334%	279%	314%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	August 31,	August 31,		August 31,	August 31,	August 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$ 14.62	$ 11.31		$ 10.72	$ 27.64	$ 34.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.27)		(0.22)	(0.13)	(0.39)
Net realized and unrealized gain (loss)	(0.82)	3.58		0.81	(11.23)	4.17
Total from investment operations	(0.91)	3.31		0.59	(11.36)	3.78
Dividends and Distributions:
Dividends from net investment income	-	-		-	-	-
Distributions from realized gains	-	-		-	(5.56)	(10.85)
Total dividends and distributions	-	-		-	(5.56)	(10.85)

Net Asset Value, End of Period	$ 13.71	$ 14.62		$ 11.31	$ 10.72	$ 27.64

Total Return*	(6.22)%	29.27%		5.50%	(35.08)%	10.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 2,958	$ 3,620		$ 3,143	$ 3,090	$ 3,931
Ratio of net operating expenses to
average net assets (4)	2.83%	2.68%	(5)	2.64%	2.81%	2.26%	(5)
Ratio of net investment income (loss) to
average net assets	(0.54)%	(1.72)%		(1.77)%	(1.15)%	(1.28)%
Portfolio Turnover Rate	46%	56%		65%	130%	139%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.20% for the year ended August 31, 2012; 2.26% for the year ended August 31, 2011; 2.70% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; and 2.39% for the year ended August 31, 2008.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011 and 2.23% for the year ending August 31, 2008 for the Technology & Communications Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.84% for the year ended August 31, 2012; 2.69% for the year ended August 31, 2011; 2.64% for the year ended August 31, 2010; 3.00% for the year ended August 31, 2009; and 2.30% for the year ended August 31, 2008.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the year ending August 31, 2011 and 2.21% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 5.63	$ 5.61	$ 6.36	$ 8.58	$ 12.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)	(0.09)	(0.12)	(0.03)	0.01
Net realized and unrealized gain (loss)	0.58	0.11	(0.63)	(2.19)	(2.41)
Total from investment operations	0.54	0.02	(0.75)	(2.22)	(2.40)
Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from realized gains	-	-	-	-	(1.15)
Total dividends and distributions	-	-	-	-	(1.15)

Net Asset Value, End of Period	$ 6.17	$ 5.63	$ 5.61	$ 6.36	$ 8.58

Total Return*	9.59%	0.36%	(11.79)%	(25.87)%	(21.73)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,301	$ 1,284	$ 1,216	$ 1,124	$ 1,450
Ratio of net operating expenses to
average net assets (2)	2.99%	2.99%	2.99%	2.78%	2.29%
Ratio of net investment income (loss) to
average net assets	(0.65)%	(1.45)%	(1.87)%	(0.54)%	0.13%
Portfolio Turnover Rate	33%	56%	104%	92%	87%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$ 10.24	$ 10.52	$ 10.15	$ 9.90	$ 9.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.18	0.27	0.31	0.28	0.36
Net realized and unrealized gain (loss)	0.14	(0.10)	0.37	0.25	0.15
Total from investment operations	0.32	0.17	0.68	0.53	0.51
Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.27)	(0.31)	(0.28)	(0.36)
Distributions from realized gains	(0.16)	(0.18)	-	-	-
Total dividends and distributions	(0.34)	(0.45)	(0.31)	(0.28)	(0.36)

Net Asset Value, End of Period	$ 10.22	$ 10.24	$ 10.52	$ 10.15	$ 9.90

Total Return*	3.19%	1.64%	6.78%	5.44%	5.30%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9,235	$ 10,052	$ 11,997	$ 14,135	$ 13,350
Ratio of net operating expenses to
average net assets (3)	1.56%	1.52%	1.75%	1.69%	1.40%	(4)
Ratio of net investment income (loss) to
average net assets	1.75%	2.58%	2.99%	2.79%	3.66%
Portfolio Turnover Rate	43%	26%	31%	45%	39%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.05% for the year ended August 31, 2012; 4.19% for the year ended August 31, 2011; 3.81% for the year ended August 31, 2010; 4.17% for the year ended August 31, 2009; and 3.29% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.56% for the year ended August 31, 2012; 1.52% for the year ended August 31, 2011; 1.75% for the year ended August 31, 2010; 1.69% for the year ended August 31, 2009; and 1.40% for the year ended August 31, 2008.

(4) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 9.94		$ 10.06		$ 9.68		$ 9.93		$ 9.99
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.08		0.12		0.19		0.25		0.32
Net realized and unrealized gain (loss)	0.24		(0.11)		0.38		(0.11)		0.00	**
Total from investment operations	0.32		0.01		0.57		0.14		0.32
Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.13)		(0.19)		(0.25)		(0.32)
Distributions from realized gains	-		-		-		(0.14)		(0.06)
Total dividends and distributions	(0.08)		(0.13)		(0.19)		(0.39)		(0.38)

Net Asset Value, End of Period	$ 10.18		$ 9.94		$ 10.06		$ 9.68		$ 9.93

Total Return*	3.23%		0.08%		6.00%		1.22%		3.24%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,384		$ 3,585		$ 3,089		$ 2,512		$ 3,067
Ratio of net operating expenses to
average net assets (2)	1.90%		1.60%		1.90%		1.74%		1.40%
Ratio of net investment income (loss) to
average net assets	0.80%		1.25%		1.96%		2.55%		3.16%
Portfolio Turnover Rate	13%		31%		17%		26%		3%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.01%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,619		$ 15,061		$ 19,253		$ 26,827		$ 26,601
Ratio of net operating expenses to
average net assets (3)	0.12%		0.14%		0.15%	(4)	0.70%	(4)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.09%		1.93%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.07% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 2.26% for the year ended August 31, 2010; 1.89% for the year ended August 31, 2009; and 1.71% for the year ended August 31, 2008.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.08% for the year ended August 31, 2012; 0.99% for the year ended August 31, 2011; 1.48% for the year ended August 31, 2010; 1.32% for the year ended August 31, 2009 and 1.27% for the year ended August 31, 2008.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS I SHARES
PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1- (800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.

December 31, 2012	PROSPECTUS
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.	U.S. Government Money Market Portfolio* * A money market portfolio of The Saratoga Advantage Trust offered to investors in the Dunham Funds. :
Offered through: Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191 (800) 442-4358

CLASS I SHARES

PROSPECTUS DATED DECEMBER 31, 2012

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

SGMXX

The SARATOGA ADVANTAGE TRUST is a mutual fund company. The U.S. Government Money Market Portfolio (the “Portfolio”) is managed by Saratoga Capital Management, LLC (the "Manager") and advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolio are available to investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO SUMMARY:   U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective:  The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses:   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.605%
Total Annual Portfolio Operating Expenses	1.08%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Principal Investment Strategies:  The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.  The U.S. government securities that the Portfolio may purchase include:

•

U.S. treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•

Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into conservatorship.

•

Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. Government, its agencies and instrumentalities.

Principal Investment Risks:  There is no assurance that the Portfolio will achieve its investment objective.  Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. There is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Other Risks. The Portfolio is subject to other risks from its permissible investments. For more information about these risks, see the section entitled "Additional Information About Investment Strategies and Related Risks.”

Performance:  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.  The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.02% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was 0.00% (quarter ended December 31, 2011).  For the period January 1, 2012 through September 30, 2012, the return for the Portfolio's Class I shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	0.01%	0.97%	1.17%
90 Day T-Bills	0.08%	1.36%	1.85%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.01%	1.12%	1.46%

Manager:   Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011.

Purchase and Sale of Portfolio Shares:   There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section provides additional information relating to the Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Portfolio to sell any Portfolio security. The Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

ADDITIONAL RISK INFORMATION

This section provides information relating to risks of investing in the Portfolio in addition to the principal risks described previously.

The risks set forth below are applicable to the Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS.  Investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

CONVERTIBLE SECURITIES.  The Portfolio may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock.  These securities may carry risks associated with both fixed-income securities and common stocks.  To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

INTEREST RATE CHANGES.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT

INVESTMENT MANAGER

Saratoga Capital Management, LLC serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. Saratoga Capital Management, LLC is a Delaware limited liability company.  The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects an Adviser for the Portfolio and supervises and monitors the performance of the Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit the Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee.  The Manager compensates the Adviser out of its management fee.

In addition, the Manager has agreed to compensate Dunham & Associates Investment Counsel, Inc. out if its management fee for certain dealer-related services.

Pursuant to the management agreement with the Portfolio, the Portfolio pays the Manager an annual management fee of 0.475% of daily net assets.  The total amount of investment management fees payable by the Portfolio to the Manager may not be changed without shareholder approval.

Expense Reductions and Reimbursements and Net Expenses: The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratio of the Portfolio at or below a predetermined level (the “Expense Cap”). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid.  Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by the Portfolio if it would result in the Portfolio exceeding its current voluntary Expense Cap of 1.75%.  Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap.  The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. ADVISER

The following sets forth certain information about the Adviser:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio.  CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989.  CLS is located at 17605 Wright Street, Omaha, NE 68130.  As of September 30, 2012, CLS had approximately $7.208 billion in assets under management.  CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and the Advisory Agreement of the Portfolio is available in the Trust’s Annual Report to Shareholders for the fiscal year ended August 31, 2012.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095  serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the net asset value of the shares of the Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called "net asset value," is based on the value of the Portfolio's investments. The net asset value per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to investors and to investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Requests received after the close of regular trading will receive the net asset value per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Make all checks payable to the Portfolio.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.  For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Fund and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customer s by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

ADVISORY PROGRAMS. Shares of the Portfolio are available for purchase by certain registered investment advisers. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolio for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. The minimum initial investment in the Trust is $10,000. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Adviser or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests that it regards as disruptive to efficient Portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASE S AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Investments in certain types of securities may also be susceptible to short-term trading strategies. Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined net asset value following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s portfolios by the Financial Intermediary’s customers and to collect the portfolios’ redemption fee, if any, from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective net asset values. Please refer to the Prospectus for that other portfolio with respect to the fees and expenses of investing in shares of that portfolio.  The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.  An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined for the Portfolio.  Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of the Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the Portfolio will be declared daily and paid monthly. Shareholders of the Portfolio receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Distributions of any net realized long-term and short-term capital gains earned by the Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes.  Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.  Prior to January 1, 2013 (if not extended further by Congress) , certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If any dividends are declared in October, November or December and paid to shareholders of record of such months in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a P ortfolio's shares and reinvests in that P ortfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolio over other investment options.  Any such payments will not change the net asset value of the price of the Portfolio’s shares.

In addition, the Portfolio or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents.  The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolio.  These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal years ended August 31, 2012, August 31, 2011, August 31, 2010, August 31, 2009, and August 31, 2008, have been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements are included in the Trust’s August 31, 2011 Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.02
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.00%		0.01%		0.01%		0.10%		2.07%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 11,619		$ 15,061		$ 19,253		$ 26,827		$ 26,601
Ratio of net operating expenses to
average net assets (2)	0.12%		0.14%		0.15%	(3)	0.70%	(3)	1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.01%		0.09%		1.93%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.08% for the year ended August 31, 2012; 0.99% for the year ended August 31, 2011; 1.48% for the year ended August 31, 2010; 1.32% for the year ended August 31, 2009 and 1.27% for the year ended August 31, 2008.

(3) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

CLASS I SHARES
PROSPECTUS

Additional information about the Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.

For More Information

You may obtain the following and other information regarding the Portfolio free of charge:

Statement of Additional Information

The Statement of Additional Information (“SAI”) of the Portfolio provides more details about the

Portfolio’s policies and management. The Portfolio’s SAI is incorporated by reference into this

Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Portfolio provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Portfolio’s performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Portfolio or to request additional information about the Portfolio, please contact us. You may obtain an electronic copy of the Prospectus or SAI at www.dunham.com.

By Telephone:

(888) 3-DUNHAM (338-6426)

By Regular Mail:

Dunham Account of The Saratoga Advantage Trust

U.S. Government Money Market Portfolio

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 681 54-1150

By Overnight Mail:

Dunham Account of The Saratoga Advantage Trust

U.S. Government Money Market Portfolio

17605 Wright Street, Suite 2

Omaha, NE 68130-2095

Investments Via Wire:

Please call (888) 3-DUNHAM (338-6426) for wiring instructions and to notify the Portfolio that a wire transfer is coming.

Through the SEC:

You may review and obtain copies of the Portfolio’s information (including the SAI) at the SEC

Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and

Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-08542

MKT-GP-00356

PROSPECTUS DATED DECEMBER 31, 2012

T H E   S A R A T O G A   A D V A N T A G E   T R U S T

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

CLASS I SHARES (Ticker: GRRIX)

CLASS A SHARES (Ticker: GRRAX)
CLASS C SHARES (Ticker: GRRCX)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) is managed by Armored Wolf, LLC (the “Manager”).  Shares of the Portfolio are available to investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO SUMMARY

Investment Objective:  The investment objective of the James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”) is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices.

Fees and Expenses of the Portfolio.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class A	Class I	Class C
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price	NONE	NONE	1.00% (1)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and Subsidiary	1.10%	1.10%	1.10%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses (2)
Other Fund Expenses	1.33%	1.33%	1.33%
Expenses of the Subsidiary	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses (2)	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement) (2)	2.74%	2.49%	3.49%
Expense Reduction/ Reimbursement	(1.18)%	(1.18)%	(1.18)%
Total Annual Portfolio Operating Expenses (After Expense Reduction/ Reimbursement) (3)	1.56%	1.31%	2.31%

(1)   Only applicable to redemptions made within one year after purchase.  (See "Contingent Deferred Sales Charge").

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Portfolio’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”).  These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap.  The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(3)   Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to limit its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses)  for the Portfolio do not exceed 1.50%,1.25% and 2.25% of the Portfolio’s average net assets for Class A, Class I  and Class C shares, respectively, through  December 31, 2013 (each an “Expense Cap”).   This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.   The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the current Expense Cap.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year.  Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$725	$ 1 ,271	$1,842	$3,388
Class I	$132	$714	$1,339	$3,114
Class C	$334	$962	$1,712	$3,687

IF YOU HELD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$725	$1,271	$1,842	$3,388
Class I	$132	$714	$1,339	$3,114
Class C	$234	$962	$1,712	$3,687

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance.   During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 373% of the average value of its portfolio.

Principal Investment Strategies.  The Portfolio seeks to achieve its investment objective by investing all or substantially all of its assets in the following market sectors (Sectors): commodities; global inflation-linked bonds; event-linked securities; emerging market equities; emerging market bonds; emerging market currencies; and high-yield bonds.  The Manager allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector.  The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing, although actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements.

Sector Investment Strategies

Commodities. In this Sector, the Portfolio intends to primarily invest in long and short positions in commodity swap agreements, as well as commodity options and futures, ETFs ETFs and index-linked and commodity-linked “structured” notes (collectively “commodity-linked investments”).  The Portfolio’s investments in this Sector will focus primarily on crude oil, heating oil, gasoline, natural gas, aluminum, copper, lead, nickel, uranium, zinc, gold, silver, wheat, corn, soybeans, cotton, sugar, cocoa, cattle and hogs but may also include other commodities.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts.  The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds, and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions.  Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio.

Global Inflation-Linked Bonds. In this Sector, the Portfolio intends to invest primarily in inflation-linked bonds, treasury bonds, and derivatives such as swaps, all of which may be held long and short.  Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation.  Such bonds and related derivatives will primarily be securities issued by or related to sovereign governments of developed countries, but may also include bonds issued by countries deemed to be emerging markets and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Event-Linked Securities. In this Sector, the Portfolio will invest primarily in investments with exposure to remote risks focusing on the super-catastrophe segment of the insurance risk market, including, but not limited to, U.S. hurricane and earthquake, European windstorm, Japanese earthquake and typhoon.  These investments will generally take the form of Rule 144A bonds, insurance derivatives, including swaps, and reinsurance contracts whose returns are linked to such natural disasters that are primarily offered by domestic and offshore insurance companies.  The return of principal and payment of interest of an event-linked bond are generally contingent on the non-occurrence of a specified trigger event, such as the natural disasters noted above.  If the trigger event occurs prior to a bond's maturity, the Portfolio may lose all or a portion of its principal and additional interest.  If the trigger event does not occur, the Portfolio will recover its principal plus interest.  The Portfolio may employ hedging techniques, such as shorting certain instruments, to manage risk or to attempt to enhance returns in this Sector.

Emerging Market Equities.  In this Sector, the Portfolio will invest primarily in long and short positions in equities, ETFs, and derivatives such as options, futures and swaps, relating to emerging markets.  To hedge its exposure to emerging market equities, the Portfolio may invest in developed country government bonds or currencies, and futures, options and ETFs on developed market equity indices or the Chicago Board Options Exchange Volatility Index.

Emerging Market Bonds.  In this Sector, the Portfolio will invest primarily in long and short positions in bonds, promissory notes and other fixed-income securities issued by governments, government-related entities or public companies and denominated in major global currencies (e.g., U.S. Dollars, Japanese Yen, British Pounds, Euros, Canadian Dollars, Australian Dollars, Swedish Krona and Swiss Francs).  The Portfolio may also invest in derivatives, such as futures, options and swaps, of emerging market sovereign, public or private issuers and Organization for Economic Co-Operation and Development (OECD) sovereign, public or private issuers experiencing stress such that they exhibit characteristics and risks similar to emerging market issuers.

Emerging Market Currencies.  In this Sector, the Portfolio will invest primarily in long and short positions in bonds, loans, promissory notes, other fixed-income securities denominated in emerging market currencies (i.e., primarily non-OECD countries), interest rate swaps, credit default swaps, emerging market spot and forward currencies, cash-settled forwards, and other swaps, including volatility swaps, of emerging market sovereign, public or private issuers.

High-Yield Bonds.  In this Sector, the Portfolio will invest primarily in high-yield securities (commonly known as “junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality.

All Sectors.  The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries.  Such countries may change over time.

The derivatives held by the Portfolio across the various Sectors will fluctuate from time to time but collectively could represent economic exposure as high or higher than 50% of the total assets of the Portfolio.  Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under Securities and Exchange Commission (“SEC”) rules and to collateralize swap exposure.

In executing the investment strategy for a Sector, the Manager may utilize proprietary high frequency trading models in order to exploit complex or subtle mispricings that the Manager believes exist in the market.  If used, such high frequency trading will lead to higher portfolio turnover.

Principal Investment Risks.  There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk.  The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

Commodity-Linked Notes Risk.  In addition to risks associated with the underlying commodities, commodity-linked notes may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes.   Commodity-linked notes are also subject to issuer risk, which is the risk that the issuer to the note will not fulfill its contractual obligation to pay the principal or interest required by the terms of the note.

Commodities Risk.  Exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Portfolio and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.  Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio indirectly through the Subsidiary to leveraged market exposure for commodities.

Counterparty Risk.  Certain derivative and “over-the-counter” instruments, such as over-the-counter swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Credit Risk.  The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

Currency/Exchange Rate Risk.  The dollar value of the Portfolio's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk.   A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index.  The derivatives primarily used by the Portfolio include options, futures and swaps.  Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment.   Many derivatives are entered into over-the-counter (not on an exchange or contract market) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery.  The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due.   If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive).

The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated.  The Portfolio may incur higher taxes as a result of its investing in derivatives.

Developing Markets Securities Risk.  Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, adverse political developments and lack of timely information than those in developed countries.

Event-Linked Securities Risk.  The type, frequency and severity of natural disasters and other events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict.  Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate.  For example, with respect to weather-linked instruments, climate changes can affect the occurrence of a Trigger Event.  Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible.  Event-linked securities may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Exchange-Traded Funds Risk.   Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk.  The Portfolio's foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility.  Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

High Yield Bond Risk.  High yield bonds (junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer.  The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments.

Interest Rate Risk.  Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall.  Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Inflation-Linked Bonds.  Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation.

Leverage Risk.  Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Portfolio's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.  In addition to leverage resulting from borrowing or purchasing securities on margin, investments such as commodity-linked notes and ETFs may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset.

Limited Number of Holdings Risk.  The Portfolio may invest a large percentage of the assets of a particular Sector in a limited number of securities, which could negatively affect the value of that Sector and the Portfolio.

Liquidity Risk.  The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.  Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk.  The Portfolio relies heavily on the Manager’s evaluation of the risk, potential returns and correlation among the Sectors.  Although the Portfolio’s investments span multiple markets and asset classes, all markets are subject to declines and it is possible that more than one Sector will experience declines simultaneously.  In addition, the Sector weightings are based on the Manager’s evaluation of the correlation between the Sectors, among other factors, which is based on historical patterns that may not repeat in the future.  There is no guarantee that the investment techniques and risk analysis used by the Manager's portfolio managers will produce the desired results.

Market Capitalization Risk.  Equity securities' prices change to differing degrees based on the issuer’s market capitalization in response to such factors as historical and prospective issuer earnings and asset values, economic conditions, interest rates, investor perceptions and market liquidity.

Mortgage- and Asset-Backed Securities Risk.  The Portfolio may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value.  The value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates.

Short Sales Risk.  Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing a loss.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Subsidiary Risk.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments, including derivatives and commodities.  Because the Subsidiary is not registered under the Investment Company Act of 1940, the Portfolio, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies.  Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Subsidiary and the Portfolio and its shareholders.

Tax Risk.  As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”).  The Portfolio intends to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income based on a number of private letter rulings provided to third-parties not associated with the Portfolio.  It should be noted that the IRS has recently suspended the issuance of these rulings.  If the Internal Revenue Service were to change its position with respect to the conclusions reached in these private letter rulings or determines that the Portfolio should have sought its own private letter ruling, the income and gains from the Portfolio’s investment in the commodity-linked notes and/or the Subsidiary might be nonqualifying income, and there is a possibility such change in position might be applied to the Portfolio retroactively, in which case the Portfolio might not qualify as a regulated investment company for one or more years.  In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation.  For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance.  Since the Portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in this prospectus. Once available, you may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

Manager.  Armored Wolf, LLC (“Armored Wolf”), serves as the Manager of the Portfolio.

Portfolio Managers.  John Brynjolfsson, Chief Investment Officer and Managing Director at Armored Wolf, has managed the Portfolio since February 2011.

Purchase and Sale of Portfolio Shares.  Generally, the minimum initial investment in the Portfolio is $2,500 for Class A and Class C shares. The investment minimum for Class I shares of the Portfolio is $1 million, subject to certain exceptions.   You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information.  Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan.  The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation.  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Portfolio is to seek to achieve attractive long-term risk-adjusted returns relative to traditional financial market indices.  The Portfolio’s investment objective may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

The Portfolio intends to seek to achieve its investment objective by investing all or substantially all of its assets in various market sectors (Sectors).  The Sectors in which the Portfolio will principally invest are the following: (i) commodities; (ii) global inflation-linked bonds; (iii) event-linked securities, (iv) emerging market equities; (v) emerging market bonds; (vi) emerging market currencies; and (vii) high-yield bonds.  The Portfolio’s investment adviser, Armored Wolf, LLC, allocates the Portfolio’s assets across the Sectors based on the Manager’s forecasted return and risk characteristics for each Sector and a top-down assessment of the market environment, the relative strength of the opportunities available in each Sector and the volatility and correlation of the Sectors.

The Portfolio may invest no more than 33⅓% of its assets in any single Sector at the time of initial investment or as a result of a rebalancing.  The actual Sector weightings may deviate from the maximum allocation percentage from time to time due to market movements, but this will not necessarily result in the Manager rebalancing the Sector allocations.

Sector Investment Strategies

Commodities. In this Sector, the Portfolio intends primarily to take long and short positions in commodity swap agreements, as well as commodity options and futures, ETFs and index-linked and commodity-linked “structured” notes (collectively “commodity-linked investments”).  The Portfolio’s investments in this Sector will focus primarily on crude oil, heating oil, gasoline, natural gas, aluminum, copper, lead, nickel, uranium, zinc, gold, silver, wheat, corn, soybeans, cotton, sugar, cocoa, cattle and hogs, but may also include other commodities.  To identify investment opportunities in this Sector, the Manager considers macro economic fundamentals, monetary and fiscal policy, capital flows and other factors affecting the supply and demand for commodities.

The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts.  The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions.  Investments in the Subsidiary are intended to provide the Portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Portfolio.  The investment policies of the Subsidiary are the same as the investment policies of this Sector of the Portfolio.  The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this Sector of the Portfolio and will follow substantially the same compliance policies and procedures as the Portfolio, to the extent they are applicable.  The Portfolio will always own 100% of the Subsidiary’s interests.

The Portfolio’s and the Subsidiary’s investments in this Sector may involve leverage because futures contracts and other derivative instruments are leveraged.  Other investments, such as commodity-linked notes and ETFs, may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset.  Both direct and embedded forms of leverage will magnify the positive and negative return of the Portfolio and may increase the Portfolio’s volatility as compared to an unlevered fund.

Global Inflation-Linked Bonds. In this Sector, the Portfolio intends to invest primarily in inflation-linked bonds, treasury bonds and related derivatives, which may be held long and short.  Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation.  Such bonds and related derivatives will primarily be securities issued by or related to sovereign governments of developed countries, but may also include securities issued by companies or other entities not affiliated with governments, including but not limited to, investment grade senior and subordinated debt, tranches of collateralized mortgage obligations, tranches of collateralized debt obligations, corporate securities, bank debt and sovereigns in countries deemed to be emerging markets.  To identify investment opportunities in this Sector, the Manager will consider macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy and other related factors that the Manager believes will influence market pricing.

Event-Linked Securities. In this Sector, the Portfolio will invest primarily in investments with exposure to remote risks focusing on the super-catastrophe segment of the insurance risk market, including, but not limited to, U.S. hurricane and earthquake, European windstorm, Japanese earthquake and typhoon.  The investments will generally take the form of Rule 144A bonds, insurance derivatives, including swaps, and reinsurance contracts whose returns are linked to such natural disasters that are primarily offered by domestic and offshore insurance companies to reinsure their obligations under catastrophic insurance policies.  The return of principal and payment of interest of an event-linked bond are generally contingent on the non-occurrence of a specified trigger event, such as the aforementioned natural disasters.  In many cases, the trigger event will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event occurs prior to a bond's maturity, the Portfolio may lose all or a portion of its principal and additional interest.  If the trigger event does not occur, the Portfolio will recover its principal plus interest.  While principally employing a long strategy, the Portfolio may employ some hedging techniques to manage risk concentrations in this Sector and may short certain instruments to attempt to capture what the Manager believes are mispricing opportunities in the market.

Emerging Market Equities.  In this Sector, the Portfolio will invest primarily in long and short positions in equities, ETFs, and derivatives such as options, futures and swaps, relating to emerging markets.  To hedge its exposure to emerging market equities, the Portfolio may invest in developed country government bonds or currencies, and futures, options and ETFs on developed market equity indices or the Chicago Board Options Exchange Volatility Index.  The Portfolio may utilize leverage to enhance anticipated returns in this Sector.  In selecting investments in this Sector, the Manager will rank emerging market sovereigns as strong or weak based on fundamentals, including inflation and monetary policy, exchange rate regime, balance of payments, politics and macroeconomic performance.

Emerging Market Bonds.  In this Sector, the Portfolio will invest primarily in long and short positions in bonds, promissory notes and other fixed-income securities issued by governments, government-related entities or public companies and denominated in major global currencies (e.g., U.S. Dollars, Japanese Yen, British Pounds, Euros, Canadian Dollars, Australian Dollars, Swedish Krona and Swiss Francs).  The Portfolio may also invest in derivatives, such as futures, options and swaps, of emerging market sovereign, public or private issuers and Organization for Economic Co-Operation and Development (OECD) sovereign, public or private issuers experiencing stress such that they exhibit characteristics and risks similar to emerging market issuers, as determined by the Manager.  In managing this Sector, the Manager will seek to identify investment opportunities by considering a number of different factors, including macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy, industry fundamentals and other related factors that the Manager believes will influence market pricing.

Emerging Market Currencies.  In this Sector, the Portfolio will invest primarily in long and short positions in bonds, loans, promissory notes, other fixed-income securities denominated in emerging market currencies (i.e., primarily non-OECD countries), interest rate swaps, credit default swaps, emerging market spot and forward currencies, cash-settled forwards, and other swaps, including volatility swaps, of emerging market sovereign, public or private issuers.  In managing this Sector, the Manager will seek to identify investment opportunities by considering macro-economic fundamentals, monetary and fiscal policy, capital flows, issuance policy, industry fundamentals, and other related factors that the Manager believes will influence market pricing.

High-Yield Bonds. In this Sector, the Portfolio will invest primarily in high-yield securities (commonly known as “junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality.

All Sectors.  The term “emerging markets” as used herein refers to those countries which the Manager considers to be emerging market or frontier emerging market countries.  The emerging markets in which the Portfolio may invest may change over time based on economic developments in individual countries and based on the Manager’s assessment of such economic, market, and other developments.

The Manager’s strategies incorporate a number of quantitative techniques for determining the relative value of financial instruments in the global markets, which use mathematical models to analyze and/or discover factors that the Manager believes impact market pricing. Additionally, in executing the Portfolio’s investment strategy for a Sector, the Manager may utilize proprietary high frequency trading models in order to exploit complex or subtle mispricings that the Manager believes exist in the market.  If used, such high frequency trading will lead to higher portfolio turnover.

The Portfolio uses derivatives, including futures, options and swaps, as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks.  The derivatives held by the Portfolio across the various Sectors will fluctuate from time to time but collectively could represent economic exposure as high or higher than 50% of the total assets of the Portfolio.  Accordingly, the Portfolio and the Subsidiary may maintain a substantial amount of their assets in cash and cash equivalents as required margin for futures contracts, as required segregation under SEC rules and to collateralize swap exposure.

The Portfolio’s investments in the types of securities described in this prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this prospectus.  The Portfolio may also invest in securities and other investments not described in this prospectus.  Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

General Investment Policies of the Portfolio

Temporary or Cash Investments.  Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above.  The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position.  If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested.  To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Portfolio’s investment objective and strategies are  non-fundamental (unless otherwise indicated) and may be changed without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio.  There is no assurance that the Portfolio will achieve its investment objective.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk.  The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return.  Frequent trading also may increase short term gains and losses, which may affect tax liability.

Commodity-Linked Notes Risk.  In addition to commodity risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest or principal to be repaid at maturity on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Portfolio might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment.  At any time, the risk of loss associated with a particular note in the Portfolio’s portfolio may be significantly higher than the value of the note if the note leverages its underlying investments. Commodity-linked notes are also subject to issuer risk and liquidity risk.

The value of the commodity-linked notes the Portfolio buys may fluctuate significantly because the values of the underlying investments to which they are linked may themselves be extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Certain commodity-linked notes in which the Portfolio may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Commodities Risk.  The Portfolio or the Subsidiary may invest in commodity-linked investments that may subject it to greater volatility than investments in traditional securities.  The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.  Also, ETFs and certain other commodity-linked derivative investments may subject the Portfolio and the Subsidiary to leveraged market exposure for commodities.

Counterparty Risk.  Individually negotiated or over-the-counter derivatives, such as over-the-counter swaps and forwards, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio.

Credit Risk.  The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment - grade bonds (junk bonds).  An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk.  The dollar value of the Portfolio's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates.  There is no guarantee that these investments will be successful.

Derivatives Risk.  Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index.  Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks.  The derivatives primarily used by the Portfolio include options, futures and swaps.  The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments.   In the case of over-the-counter derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index.  The Portfolio could lose more than the cash amount invested in derivatives.   Over-the-counter derivatives, which are those not cleared and settled through a central exchange are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio.   If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive).   In addition, the use of certain derivatives may cause the Portfolio to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Special Risks of Options.  If the Portfolio sells a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price.  If the Portfolio sells a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price.  If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.  Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Special Risks of Futures.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced.  Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts.  This economic leverage can increase the volatility of the Portfolio.   Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps.   Over-the-counter swap transactions are two - party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price.  Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses.   Over-the-counter swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations.  The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Developing Markets Securities Risk.  The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Other factors include transaction costs, delays in settlement procedures, adverse political developments and lack of timely information.

Event-Linked Securities Risk.  Factors influencing performance of event-linked securities tend to encompass different variables than the usual factors influencing performance of stock and fixed income markets. The type, frequency and severity of natural disasters and other events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict.  Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate.  For example, with respect to weather-linked instruments, climate changes can affect the occurrence of a Trigger Event.  Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible.  Event-linked securities are not offered or traded on exchanges, and investors in event-linked securities do not benefit from the regulatory protections of such exchanges, the SEC or other governmental or regulatory authorities in any jurisdiction.  Event-linked securities may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Exchange-Traded Funds (ETF) Risk.   Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Foreign Securities Risk. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.  Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies.  Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.  Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.  Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

High - Yield Bond Risk.  Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds.  Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Inflation-Linked Bonds.  Inflation-linked bonds are generally fixed income securities whose principal values or interest payments are periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-indexed bonds may also be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.

Interest Rate Risk.  Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall.  Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics.  One measure of this sensitivity is called duration.  The longer the duration of a particular bond, the greater is its price sensitivity to interest rates.  Similarly, a longer duration portfolio of securities has greater price sensitivity.  Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance.

Leverage Risk.  Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio.  Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction.  Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions.  Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk.  To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so.  Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.  There can be no assurance that the Portfolio’s leverage strategies will be successful.  Certain investments, such as commodity-linked notes and ETFs, may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset.  These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Limited Number of Holdings Risk.  Because a large percentage of the assets of a particular Sector may be invested in a limited number of investments, a change in the value of these investments could significantly increase the volatility and affect the value of that Sector and the Portfolio.

Liquidity Risk.  An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time.  An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.  The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.  Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk.  The Portfolio relies heavily on the Manager’s evaluation of the risk, potential returns and correlation among the Sectors.  Although the Portfolio’s investments span multiple markets and asset classes, all markets are subject to declines and it is possible that more than one Sector will experience declines simultaneously.  In addition, the Sector weightings are based on the Manager’s evaluation of the correlation between the Sectors, among other factors, which is based on historical patterns that may not repeat in the future.  There is no guarantee that the investment techniques and risk analysis used by the Manager will produce the desired results.

Market Capitalization Risk.  Stocks have different market capitalizations: small, medium and large.  Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources.  The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer.  They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Mortgage- and Asset-Backed Securities Risk.  The Portfolio may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling.  As a result, the Portfolio may reinvest these early payments at lower interest rates, thereby reducing the Portfolio's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease).  Securities may be prepaid at a price less than the original purchase value.

Short Sales Risk.  If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security.  The more the Portfolio pays above the amount it sold short the security for, the more it will lose on the transaction, which adversely affects its share price.  As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

Sovereign Debt Risk. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Portfolio may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts.

Subsidiary Risk.  The Subsidiary, unlike the Portfolio, may invest without limitation in commodity-linked derivatives.  By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.  Accordingly, the Portfolio, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Subsidiary and the Portfolio and its shareholders.  For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax or withholding tax on the Subsidiary.  If this were to change, the Subsidiary may have to pay such taxes and Portfolio shareholders will experience decreased returns.

Tax Risk.  As a regulated investment company, the Portfolio must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code.  The Portfolio intends to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income based on a number of private letter rulings provided to third-parties not associated with the Portfolio.  It should be noted that the IRS has recently suspended the issuance of these rulings.  If the Internal Revenue Service were to change its position with respect to the conclusions reached in these private letter rulings or determines that the Portfolio should have sought its own private letter ruling, the income and gains from the Portfolio’s investment in the commodity-linked notes and/or the Subsidiary might be nonqualifying income, and there is a possibility such change in position might be applied to the Portfolio retroactively, in which case the Portfolio might not qualify as a regulated investment company for one or more years.  In this event, the Portfolio’s Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation.  For more information, please see the “Certain Tax Considerations” section in the Portfolio’s Statement of Additional Information.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with Armored Wolf, LLC, located at 18111 Von Karman Avenue, Suite 525, Irvine, CA 92612, under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees.  The Manager offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser.  As of September 30, 2012, the Manager managed approximately $796 million in assets.  Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.10% of the Portfolio’s average daily net assets, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee, as described below.

As with the Portfolio, the Manager is responsible for the selection of the Subsidiary’s investments pursuant to a separate investment advisory agreement between the Subsidiary and the Manager.  Under this advisory agreement, the Manager provides the Subsidiary the same type of investment advisory services, under the substantially the same terms, as are provided to the Portfolio.  The Subsidiary will pay the Manager a fee at an annual rate of 1.10% of the Subsidiary’s average daily net assets. Although the Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary.  The Subsidiary, and indirectly the Portfolio, will also bear fees in connection with the custody, transfer agency, audit and legal services that the Subsidiary receives.

Portfolio Expenses.  The Portfolio is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio) do not exceed 1.50%, 1.25% and 2.25% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2013, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.  The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which  such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the Expense Cap.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Management Agreement is available in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2012.

Portfolio Manager

John Brynjolfsson, CFA – Mr. Brynjolfsson is Managing Director and Chief Investment Officer of the Manager.  Prior to establishing the Manager, Mr. Brynjolfsson was a senior portfolio manager at Pacific Investment Management Company LLC (“PIMCO”) (19 year tenure).  He launched PIMCO’s Real Return platform in 1997 and grew it to $80 billion in assets.  In addition, Mr. Brynjolfsson was the lead portfolio manager for three of PIMCO’s four largest funds.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Portfolio.

SUPERVISION

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.  SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust.  As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model.  The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.  Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”).  Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager.  Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio.  The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio.  Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust and the Subsidiary.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 serves as the Trust’s transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.  Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio may invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value every business day.  The value of the Subsidiary’s shares will fluctuate with the value of the Subsidiary’s portfolio investments.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies as the Portfolio.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below.  Make all checks payable to the Portfolio.  The Portfolio will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.  Not all share classes may be available in all states.

Note:  Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

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The Portfolio and account number.

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The amount of the transaction (in dollars or shares).

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Accurately completed orders.

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Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class A and Class C shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $1 million. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment.  For employees and relatives of the Manager, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio.  With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CLASS C - CONTINGENT DEFERRED SALES CHARGE

Class C shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most Class C shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of Class C shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets.  Class C shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  The CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)  redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)  redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3)  certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CHOOSING A SHARE CLASS

Description of Classes.  The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares.  The Portfolio has three classes of shares – Class I shares, Class A shares and Class C shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class I shares are no-load shares that do not require that you pay a sales charge.  If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.

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Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% annual Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

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Class C shares are sold without an initial sales charge, however a CDSC of 1% will be imposed on most shares redeemed within one year after purchase. Certain shareholders may be eligible for CDSC waivers, as described in “CDSC Waivers”.  The Class C shares are also charged a 1.00% annual Rule 12b-1 distribution and servicing fee.

MORE ABOUT CLASS A SHARES

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net  assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

CLASS A SHARES REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3]	None	None	None

1   Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2   At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” above for further information.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SHARES SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

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Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.

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Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

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Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.

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Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.

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Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

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Reinvestment of capital gains distributions and dividends.

CLASS A CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase.  The CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of each share class.  A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.”  The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio‘s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.  Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS.  If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios.  The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted.  Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS.  The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio declares and pays dividends from net investment income, if any, annually.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually.  The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.  The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS.  You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any.  The statement provides information on your dividends and capital gains for tax purposes.  If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.”  At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”
TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares.  The Portfolio’s investment techniques, including use of short-sales, derivatives and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. With respect to taxable years of the Portfolio beginning before January 1, 2013, unless such provision is extended or made permanent, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you.  Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

BACK-UP WITHHOLDING.  By law, each Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% (scheduled to increase to 31% in 2013) of your taxable distributions or redemption proceeds.

INVESTMENT IN COMMODITIES.  The Portfolio must meet certain requirements under the Internal Revenue Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Portfolio intends to treat the income it derives from commodity-linked notes and the Subsidiary as qualifying income.  If, contrary to a number of private letter rulings issued by the IRS to third-parties, the IRS were to determine such income is nonqualifying, the Portfolio might fail to satisfy the income requirement.  Additionally, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the asset diversification requirement.  By investing in the Subsidiary and commodity-linked notes to gain exposure to commodities, the Portfolio may realize more ordinary income than if the Portfolio were to invest directly in the reference commodities.

OTHER.  Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2012 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options.  Any such payments will not change the NAV of the price of the Portfolio’s shares.

 In addition, the Portfolio or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents. The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolio.  These expenses are not separately identified in the fee table under the section titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance of Class A and Class I shares for the fiscal year ended August 31, 2012 and for the period February 1, 2011 (inception of the Class A and Class I shares) through the fiscal year ended August 31, 2011, and of Class C shares for the period January 5, 2012 through the fiscal  year ended August 31, 2012 (inception of Class C), which has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements are included in the Portfolio’s August 31, 2012 annual report, which is available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class A Shares

		February 1,
	Year Ended	2011 (1) to
	August 31,	August 31,
	2012	2011
Net Asset Value, Beginning of Period	$ 10.28	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.11	0.03
Net realized and unrealized gain (loss)	0.08	0.25
Total from investment operations	0.19	0.28
Dividends and Distributions:
Dividends from net investment income	(0.04)	-
Distributions from realized gains	-	-
Total dividends and distributions	(0.04)	-

Net Asset Value, End of Period	$ 10.43	$ 10.28

Total Return*	1.86%	2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 6,530	$ 317
Ratio of net operating expenses to
average net assets (4)	1.50%	1.50%	(3)
Ratio of net investment income (loss) to
average net assets	1.03%	0.56%	(3)
Portfolio Turnover Rate	373%	105%

(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.55% for the year ended August 31, 2012; 3.90% for the period ended August 31, 2011.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class C Shares

	January 5,
	2012 (1) to
	August 31,
	2012
Net Asset Value, Beginning of Period	$ 10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03
Net realized and unrealized gain (loss)	0.10
Total from investment operations	0.13
Dividends and Distributions:
Dividends from net investment income	-
Distributions from realized gains	-
Total dividends and distributions	-

Net Asset Value, End of Period	$ 10.38

Total Return*	1.25%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 581
Ratio of net operating expenses to
average net assets (4)	2.25%	(3)
Ratio of net investment income (loss) to
average net assets	0.42%	(3)
Portfolio Turnover Rate	373%

(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 3.31% for the period ended August 31, 2012.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class I Shares

		February 1,
	Year Ended	2011 (1) to
	August 31,	August 31,
	2012	2011
Net Asset Value, Beginning of Period	$ 10.28	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.10	0.09
Net realized and unrealized gain (loss)	0.12	0.19
Total from investment operations	0.22	0.28
Dividends and Distributions:
Dividends from net investment income	(0.05)	-
Distributions from realized gains	-	-
Total dividends and distributions	(0.05)	-

Net Asset Value, End of Period	$ 10.45	$ 10.28

Total Return*	2.11%	2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 6,541	$ 6,105
Ratio of net operating expenses to
average net assets (4)	1.25%	1.25%	(3)
Ratio of net investment income (loss) to
average net assets	0.93%	1.58%	(3)
Portfolio Turnover Rate	373%	105%

(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.42% for the year ended August 31, 2012 and 3.62% for the period ended August 31, 2011.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 201

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

CLASS I SHARES (Ticker: GRRIX)

  CLASS A SHARES (Ticker: GRRAX)
  CLASS C SHARES (Ticker: GRRCX)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

PROSPECTUS DATED DECEMBER 31, 2012

THE SARATOGA ADVANTAGE TRUST

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

CLASS I SHARES   (Ticker: JARIX)

CLASS A SHARES (Ticker: JAREX)

CLASS C SHARES (Ticker: JACRX)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) is managed by Ascent Investment Advisors, LLC (the “Manager”).  Shares of the Portfolio are available to investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus.  Any Representation To The Contrary Is A Criminal Offense.

Table of Contents

PAGE
PORTFOLIO SUMMARY
INVESTMENT OBJECTIVE
FEES AND EXPENSES
PORTFOLIO TURNOVER
PRINCIPAL INVESTMENT STRATEGIES
PRINCIPAL INVESTMENT RISKS
PERFORMANCE
MANAGER
PORTFOLIO MANAGERS
PURCHASE AND SALE OF PORTFOLIO SHARES
TAX INFORMATION
FINANCIAL INTERMEDIARY COMPENSATION
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
PORTFOLIO HOLDINGS
MANAGEMENT OF THE PORTFOLIO
SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES
PURCHASE OF SHARES
CHOOSING A SHARE CLASS
CLASS A SHARES REDUCED SALES CHARGE INFORMATION
RIGHT OF ACCUMULATION
LETTER OF INTENT
CLASS A SHARES SALES CHARGE WAIVERS
CLASS A CONTINGENT DEFERRED SALES CHARGE
PLAN OF DISTRIBUTION
FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES
REDEMPTION OF SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS
PRIVACY POLICY

PORTFOLIO SUMMARY

Investment Objective:  The investment objective of the James Alpha Global Real Estate Investments Portfolio (the “Portfolio”) is total return through a combination of current income and capital appreciation.

Fees and Expenses of the Portfolio.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Class A	Class I	Class C
SHAREHOLDER FEES
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE	NONE	1.00% (1)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%	1.20%
Distribution and/or Service Rule 12b-1 Fees	0.25%	NONE	1.00%
Other Expenses (2)	1.26%	1.30%	1.07%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement) (2)	2.72%	2.51%	3.28%
Expense Reduction/ Reimbursement	-	-	(0.29) %
Total Annual Portfolio Operating Expenses (After Expense Reduction/ Reimbursement) (3)	2.72%	2.51%	2.99%

(1)   Only applicable to redemptions made within one year after purchase (see "Contingent Deferred Sales Charge").

 (2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).   Other Expenses and Acquired Fund Fees and Expenses are based on estimates for the current fiscal year.

(3) The Total Annual Portfolio Operating Expenses will not exceed 2.75%, 1.80% and 2.98% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively; effective December 31, 2012, the expense cap for Class I shares decreased from 2.50% to 1.80%.   Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to limit its fees and/or absorb expenses of the Portfolio (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses). The expense limitation agreement for Class A and Class I shares will be in effect  through December 31, 2014 and through December 31, 2013 for Class C shares.  This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees.  The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the current expense cap.

Example.  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year.  Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$ 834	$ 1,371	$ 1,947	$ 3,660
Class I	$ 184	$ 569	$ 980	$ 2,127
Class C	$ 402	$ 924	$ 1,572	$ 3,308

IF YOU HELD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$ 834	$ 1,371	$ 1,947	$ 3,660
Class I	$ 184	$ 569	$ 980	$ 2,127
Class C	$ 302	$ 924	$ 1,572	$ 3,308

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.  These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance.   During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 519 % of the average value of its portfolio.

Principal Investment Strategies.  The Portfolio’s strategy is to invest exclusively (other than cash and cash equivalents) in publicly-traded real estate investment trusts (“REITs”) , including REIT preferred stock, and other publicly-traded real estate securities that are included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”).  The Index may include securities of any issuer that derived in the previous full fiscal year at least 75% of its total earnings before interest, depreciation and amortization (“EBIDA”) from the ownership, trading and development of income-producing real estate.  REITs are typically small or medium capitalization stocks which fall within the range of $250 million to $ 10 billion in equity market capitalization.  Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. T he Portfolio will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.  The Portfolio also seeks to enhance current income by writing (selling) covered call options with a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  The Manager uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment by the Portfolio in connection with its strategy.

Quantitative Screening Process: The Manager and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Manager uses to identify the securities in which the Portfolio may invest. The Model identifies approximately 80 qualifying securities exclusively from among those contained in the Index for evaluation by the Manager (“Qualifying Securities”).  Qualifying Securities may include those issued by companies in a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors.

 Qualitative Stock Selection Process: All Qualifying Securities are evaluated by the Manager in determining appropriate investments for the Portfolio.  The Manager selects the top 40 to 50 securities from among the approximately 80 Qualifying Securities based on its assessment of certain factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Manager may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.

Principal Investment Risks.  There is no assurance that the Portfolio will achieve its investment objective.  The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Common Stock Risk.  In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk.  The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies.  Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts any voting rights with respect to the deposited securities.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel.  There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Limited Operating History of the Manager.  The Manager has a limited operating history and limited experience managing an open-end mutual fund.  The Manager’s experience managing an investment company includes managing the Portfolio in its prior form as a stand-alone, open-end investment company for a brief period and, prior to that a closed-end investment company.   The portfolio managers’ experience managing open-end mutual funds is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Management Risk. The Manager’s securities selections and other investment decisions might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Manager’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Manager, the Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell.  Certain options may be traded in the “over-the-counter” (“OTC”) market, which are options negotiated with dealers; there is no secondary market for OTC options.

Portfolio Turnover Risk. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly, but because the Portfolio concentrates its investments in REITs and publicly traded real estate securities in the Index, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Portfolio’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and quali t y of credit extended.  REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the P ortfolio could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.  Such expenses are not reflected in Acquired Fund Fees and Expenses under the Annual Portfolio Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Portfolio owns a security that is deferring or omitting its distributions, the Portfolio may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks.  These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

Medium and Small Capitalization Company Risk.   Many of the real estate securities in which the Portfolio invests are medium and small capitalization companies. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance.  The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Class A shares of the Predecessor Fund from year-to-year and by showing how the average annual returns for 1 year and since inception of the Predecessor Fund compare with those of the FTSE EPRA/NAREIT Developed Real Estate Index.  The Predecessor Fund did not offer Class I shares and, therefore, Class I share performance is not shown.  The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The past performance of the Predecessor Fund (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

Class A Shares Year-to-Date (as of September 30, 2012):    26.49%

Best Quarter:        Q3 2010    16.54%

Worst Quarter:         Q3 2011   - 20.18%

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 Year	Life of Portfolio (since inception of Predecessor Fund on October 26, 2009)
Return Before Taxes[1]	-11.75%	5.46%
Return After Taxes on Distributions[1]	-13.16%	3.11%
Return After Taxes on Distributions and Sale of Portfolio Shares[1]	-7.47%	4.07%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	-6.46%	6.36%

1  The returns shown reflect the deduction of the maximum sales charge of the Predecessor Fund of 7.25%.

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager.  Ascent Investment Advisors, LLC, serves as the Manager of the Portfolio.

Portfolio  Managers.  The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Andrew J. Duffy, CFA	President of the Manager; Portfolio Manager since August 2011
Amanda E. Black, CFA	Associate Portfolio Manager since August 2011

Purchase and Sale of Portfolio Shares.  Generally, for Class A shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500 for Class A and Class C shares.  The investment minimum for Class I shares of the Portfolio is $2 million, subject to certain exceptions.  You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information.  Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan.  The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation.  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Policies

The investment objective of the Portfolio is total return through a combination of current income and capital appreciation.

The Portfolio pursues its investment objective by investing indirectly in a diversified portfolio of high quality, income-producing real estate properties through its investments in REITs and other real estate securities included in the Index. Approximately 75% of the constituents of the Index are REITs; therefore, the Portfolio intends to invest its assets in generally the same proportion (although it may vary over time). In addition, the Portfolio seeks to enhance current income by writing (selling) covered call options.

The Portfolio invests 100% of its net assets (other than cash and cash-equivalents) in REITs, including REIT preferred stock, and other publicly-traded real estate securities included in the Index.  This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” include the securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from the ownership, management and development of income producing real estate.

Under normal circumstances, the Portfolio invests at least 40% of its net assets in the securities of issuers located in at least three foreign countries. This policy is fundamental and may not be changed without shareholder approval.  The Portfolio may invest without limitation in foreign real estate companies and other real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities that are corporations engaged in the business of owning, managing and developing commercial and residential real estate properties; provided, however, that the Portfolio limit its investments in issuers located in any single foreign country to no more than 25% of its net assets.  All of the securities of the foreign issuers of real estate securities in which the Portfolio invests are listed on major foreign stock exchanges.

Investment Strategies

Under normal market conditions, the Portfolio’s strategy is to invest its net assets in publicly-traded REITs and other publicly-traded real estate securities that are included in the Index. The Manager uses both a quantitative screening process and a qualitative stock selection process when selecting Index securities for investment.  The Index is designed to track the performance of publicly-traded real estate companies worldwide and REITs.

The Index is categorized into three regions: North America, Europe and Asia. The North America series includes the United States and Canada. The Europe series includes the United Kingdom, Sweden, Switzerland, Portugal, Spain, Poland, Norway, the Netherlands, Italy, Ireland, Hungary, Greece, Germany, France, Finland, Denmark, the Czech Republic, Belgium and Austria. The Asian series includes South Korea, Singapore, New Zealand, Japan, Hong Kong and Australia.

The companies included in the Index, “constituents,” are free-float adjusted, and screened for liquidity, size and EBITDA, which the Manager believes makes the Index suitable for use as the basis for determining potential investments for the Portfolio. Managers of the Index review constituent companies on a quarterly basis in March, June, September and December.

“Free-float adjusted” refers to an index construction methodology that takes into consideration only the free-float market capitalization of a company for the purpose of Index calculation and assigning weight to stocks in the Index. Free-float market capitalization takes into consideration only those shares issued by the company that are readily available for trading in the market. It generally excludes insiders' holdings, government holdings, strategic holdings, employee stock ownership plans and other locked-in shares that will not come to the market for trading in the normal course. The Index’s free-float restrictions are in place to ensure an adequate number of freely tradable shares.

The Portfolio limits its investments in issuers located in any single foreign country to no more than 25% of its net assets.

Quantitative Screening Process.  The Manager and Green Street Advisors of Newport Beach, California, an independent research and consulting firm concentrating on publicly-traded real estate securities, have designed a proprietary quantitative screening model, the Global Real Estate Investment Model (the “Model”), which the Manager uses to identify the securities in which the Portfolio may invest.  The Model identifies qualifying securities exclusively from among those contained in the Index for further evaluation by the Manager (“Qualifying Securities”).  The Model considers several criteria when selecting such securities including, but not limited to, free-float market capitalization, insider ownership, total return, leverage, price to earnings ratio, dividend yield, dividend growth, historical earnings growth and projected earnings growth.  The Model’s process results in a selection of approximately 80 Qualifying Securities from the Index, weighted to match the geographic and property type weightings of the Index.  The Manager may alter the weightings of the parameters used by the Model based on the Manager’s perceptions of the global market and economy.

Qualitative Stock Selection Process.  All Qualifying Securities are evaluated by the Manager in determining appropriate investments for the Portfolio.  The Manager selects the top 40 to 50 securities from among the 80 Qualifying Securities based on its assessment of factors including, but not limited to, management quality, balance sheet strength, debt structure and maturities, lease term and renewal schedule, tenant credit quality, regional macroeconomic conditions and trends and projected demand drivers and supply constraints for space.  The Manger may sell a security held in the portfolio when it no longer qualifies under the parameters established by the Model.  In addition, from time to time, as securities qualify under the Model’s parameters, such securities may be added to the portfolio.  The Portfolio’s portfolio holdings are continuously monitored and evaluated by the Manager, based upon its assessment of current market conditions, changes in company-specific prospects, stock price valuations, and other circumstances that the Manager deems relevant.  The active management of the portfolio also includes at least semi-annual updates of the data used to identify the Qualifying Securities by Green Street Advisors.  Green Street is compensated for providing this data by the Manager and not the Portfolio.

Covered Call Option Writing.  Under normal market conditions, to enhance income, the Portfolio may write (sell) covered call options, which are limited to a notional value of up to 30% of the Portfolio’s net assets. “Notional value” is the value of an option contract’s underlying shares at the current market price.  This is the number of shares underlying the contract, multiplied by the current market price of the shares. The Portfolio will write primarily over-the-counter options.  The Portfolio only writes call options on individual securities (“underlying securities”) held in the portfolio (i.e., covered calls).  The Portfolio may not sell "naked" call options (i.e., options representing more securities than are held in the portfolio).  By writing covered call options, the Manager seeks to generate gains and offset a portion of a potential market decline in the underlying security. The Portfolio's covered call option writing program seeks to achieve a high level of net option premiums (covered call option premiums received minus transaction costs), while maintaining the potential for some capital appreciation on each underlying security on which call options are written.

As the seller of a covered call option, the Portfolio receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the underlying security over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Portfolio may sell covered call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the underlying security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the underlying security). In this event, the Portfolio, in effect, sells the potential appreciation in the value of the underlying security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Portfolio, the Portfolio pays the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the Portfolio as the seller of the call option. Under current market conditions, the notional value of the call options written by the Portfolio is expected to range from 10% to 30% of the value of the Portfolio’s net assets. The percentage of each underlying security to be used in writing covered call options will be determined based on the Manager's opinion of the outlook for the underlying security, market opportunities and option price volatilities.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Portfolio is recorded as an asset and equivalent liability. The Portfolio then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter are valued using one of three methods: dealer quotes, industry models with objective inputs, or by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security.  Exchange-traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities.  Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Portfolio's options strategy will vary depending on market circumstances and other factors.

If the value of the underlying security increases significantly, the Portfolio may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new covered call options at higher exercise prices. If an underlying security’s price declines, the Portfolio may let the covered call options expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that security. The Portfolio may seek to execute option rolls (as described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Portfolio's holding in that security. The Portfolio may also write covered call options with different characteristics and managed differently than described in this paragraph.

Other Information Regarding Investment Strategy

The Portfolio may, from time to time, take defensive positions that are inconsistent with the Portfolio’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Manager may determine that the Portfolio should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Portfolio may not achieve its investment objective.

The Manager may invest the Portfolio's cash balances in any investments it deems appropriate and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), including but not limited to, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Portfolio in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Manager and the Portfolio’s portfolio manager are subjective.

The Portfolio has no current intent to sell securities short.  The Portfolio does not intend to use leverage through borrowing for investment purposes. However, the Board may borrow money for emergency or extraordinary purposes, as permitted under the 1940 Act.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year.  Although the portfolio turnover rate is generally not expected to exceed 300%, it may vary greatly from year to year and will not be a limiting factor when the Manager deems portfolio changes appropriate.

The Portfolio may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Portfolio. The Portfolio’s high rate of turnover will result in higher brokerage commissions and will cause a portion, and potentially a high proportion, of the Portfolio’s distributions to be characterized as short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. Additionally, in the case of the Portfolio, most of its dividends will be from REITs and the dividends from REITs do not generally "qualify" for the reduced tax rate on regular corporate dividends. that are paid in tax years beginning before January 1, 2013 (if not extended further by Congress)  See “Tax Consequences.”

There is no assurance what portion, if any, of the Portfolio’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there can be no assurance as to what portion of the Portfolio’s distributions will be designated as qualified dividend income. See “Tax Consequences.”

Portfolio Investments

The Portfolio may invest in the following types of securities, subject to certain limitations as set forth below.

Real Estate Investment Trusts.  The Portfolio invests in REITs and their foreign equivalents. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.  Distributions received by the Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio that is comprised of REIT shares.  Dividends paid by REITs generally do not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

Common Stocks.  Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the cost of capital rises and borrowing costs increase.

Foreign Securities. Foreign securities in which the Portfolio may invest include direct investments in equity securities of foreign issuers that are traded on a foreign securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter. The Portfolio is not limited in the amount of assets it may invest in such foreign securities; however, the Portfolio limits its investments in any single foreign country to no more than 25%. As an alternative to holding foreign traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities, and exchange traded funds).

General Investment Policies of the Portfolio

Temporary or Cash Investments.   Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above.  The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position.  If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested.  To the extent that the Portfolio uses a money market fund for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio.  There is no assurance that the Portfolio will achieve its investment objective.  When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Limited Operating History of the Manager.  The Manager has a limited operating history and limited experience managing an open-end mutual fund.  The Manager’s experience managing an investment company includes managing the Portfolio in its prior form as a stand-alone, open-end investment company for a brief period and, prior to that a closed-end investment company.   The portfolio managers’ experience managing open-end mutual funds is described in the section of the prospectus titled “Management of the Portfolio - Portfolio Managers.”

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Portfolio’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. The Portfolio does not invest in real estate directly. The Portfolio only invests in REITs and other publicly traded real estate securities in the Index which are defined as securities of any issuer that derived in the previous full fiscal year at least 75% of its total EBIDA from either (i) the ownership, development, construction, financing, management or sale of commercial real estate or (ii) products or services related to the real estate industry, like building supplies or mortgage servicing; therefore, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Although the Portfolio does not invest in real estate directly, the Portfolio may be subject to risks similar to those associated with direct ownership in real property. The value of the Portfolio’s common shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

▪

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

▪

Office and Industrial Properties. Office and industrial properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.

▪

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

▪

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

▪

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

▪

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

▪

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

▪

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Portfolio invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

▪

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Portfolio’s investment performance.

▪

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

▪

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Portfolio could be reduced.

▪

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Portfolio may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Portfolio on its investment in such company. See “ REIT Risk ” below.

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Financing Issues. Financial institutions in which the Portfolio may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REIT Risk. Investments in REITs will subject the Portfolio to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Portfolio invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Portfolio were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Portfolio’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Tax Consequences.”

The Portfolio’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Portfolio’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Portfolio’s basis in such REIT, the Portfolio will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Portfolio distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Portfolio, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Portfolio’s common shares, such shareholder will generally recognize a capital gain.

A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

The Portfolio does not have any investment restrictions with respect to investments in REITs.

Current Conditions. The residual effects of instability in the United States, European and other credit markets has continued to make it more difficult for some borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, some borrowers may be subject to increased interest expenses for borrowed money and tight underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Portfolio invests to finance real estate developments and projects or refinance completed projects. For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could reduce the number of real estate companies that are publicly traded during the investment period and reduce the Portfolio’s investment opportunities.

Common Stock Risk. The Portfolio invests its net assets in common stocks and writes covered call options on shares owned by the Portfolio. Common stocks represent an ownership interest in a company. Common stocks are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Portfolio may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. The common stocks in which the Portfolio invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Portfolio may invest an unlimited amount of its net assets in foreign securities; provided, that the Portfolio will limit its investments in the issuers of any single foreign country to 25% of its net assets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Portfolio’s distributions attributable to foreign securities will be designated as qualified dividend income. See “Tax Consequences.”

 The Portfolio may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Options Related Risk. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Portfolio forgoes, during the life of the covered call option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline.  The writer of an "American-style" option has no control over when, during the exercise period of the option, it may be required to fulfill its obligation as a writer of the option. This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price.  Thus, the use of options may require the Portfolio to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Portfolio can realize above the exercise price of an option, or may cause the Portfolio to hold a security that it might otherwise sell.  The Portfolio's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Portfolio were unable to close out a covered call option that it had written, it would not be able to sell the underlying portfolio security unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Portfolio seeks to close out a covered call option by buying such covered call option.

The Portfolio intends to primarily write covered call options that are exchange-traded options but may write over-the-counter options.  Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Portfolio's capital appreciation potential on the underlying security.

Risk of Limitation on Call Option Writing. The number of call options the Portfolio can write is limited by the securities held by the Portfolio, and further limited by the fact that call options represent 100 share lots of the underlying securities. The Portfolio does not write "naked" or uncovered call options. Furthermore, the Portfolio's options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or written in one or more accounts or through one or more brokers. Thus, the number of options which the Portfolio may write may be affected by options written by other investment advisory clients of the Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Foreign Currency Risk.   Although the Portfolio reports its net asset value and pays expenses and distributions in U.S. dollars, the Portfolio intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Portfolio’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Portfolio’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Portfolio invests are more volatile than those of other countries and, therefore, the Portfolio’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Medium and Small Capitalization Company Risk. The Portfolio concentrates its investments in real estate related securities. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.  Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Medium and small capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of the Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger cap securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general.  In addition, medium and small capitalization companies may not pay a dividend. Although income may not be a primary goal of the Portfolio, dividends can cushion returns in a falling market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed portfolio. The Portfolio’s successful pursuit of its investment objective depends upon the Model and the Manager’s ability to manage the Portfolio in accordance with the Model. The Model’s parameters and weightings might produce losses or cause the Portfolio to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Manager, the Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Portfolio from achieving its investment objective.

Defensive Positions. During periods of adverse market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Portfolio will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Portfolio Turnover Risk. The techniques and strategies of the Portfolio might result in a high degree of portfolio turnover.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with Ascent Investment Advisors, LLC, located at 5251 DTC Parkway, Suite 935, Greenwood Village, Colorado 80111, under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees.  The Manager is wholly-owned by Ascent Investment Partners, LLC.  The Manager is a registered investment adviser.  As of September 30, 2012, the Manager managed approximately $50 million in assets.  Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.20% of the average daily net assets of the Portfolio for the first $500,000,000 of Portfolio net assets.  The management fee will decrease as the Portfolio’s assets increase above $500,000,000 according to a breakpoint schedule agreed to between the Portfolio and the Manager.  The Portfolio’s Statement of Additional Information describes the management fee breakpoint schedule.

Portfolio Expenses.  The Portfolio is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio) do not exceed 2.75%, 1.80% and 2.98% of the Portfolio’s average net assets, for Class A, and  Class I and Class C shares, respectively, through December 31, 2014 for Class A and Class I shares and through December 31, 2013 for Class C shares., subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses.  The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within  three (3) years of the end of the fiscal year in which  such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the expense cap.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Investment Advisory  Agreement was included in the Portfolio’s report to shareholders dated August 31, 2012.

Portfolio Managers

Mr. Andrew J. Duffy, CFA, is the President of the Manager and senior portfolio manager of the Portfolio since its inception.

Mr. Duffy has 19 years of global real estate securities experience in the private and public markets.  From January 2008 through February 2009, Mr. Duffy was a Managing Director with Citigroup Principal Strategies, where he managed a long/short portfolio of global real estate securities.  From February 2006 until December 2007, he was with Hunter Global Investors, L.P. where he was the Co-Portfolio Manager of the Hunter Global Real Estate Fund.  From 1999 to 2006, he was a Portfolio Manager at TIAA-CREF, during which time he was directly responsible for managing over $3 billion in global real estate equity and debt securities held in pension portfolios, college savings plans, open-end mutual funds and the firm’s proprietary general account.  Between 1993 and 1999, Mr. Duffy was a Senior Research Analyst at Eagle Asset Management, where he launched and managed a dedicated real estate securities investment program in which he was responsible for fundamental analysis, security selection, portfolio construction and the covered call option writing strategy.  His other professional experience includes being a Partner at Raymond James & Associates where, as an investment banker, he managed public offerings and advised on mergers and acquisitions.

Prior to his career in investments, Mr. Duffy served for five years as an officer in the United States Army, where his assignments included serving as a detachment commander in the 7th Special Forces Group and as company executive officer and platoon leader in the 82nd Airborne Division.  Mr. Duffy received a B.S. in electrical engineering from the United States Military Academy at West Point in 1979 as a Distinguished Graduate (top 5% of class) and an M.B.A. from Harvard Business School in 1986.  He earned the Chartered Financial Analyst designation in 1996.

Ms. Amanda E. Black, CFA, has served as the associate portfolio manager of the Portfolio since its inception.  Ms. Black has over 12 years of global real estate securities experience.  Prior to joining Ascent Investment Advisors, from August 2010 through March 20011, Ms. Black was a Portfolio Manager and Global Security Analyst at Turner Investment Partners where she was responsible for all global real estate exposure in all of the Turner portfolios. From March 2007 to July 2010, Ms. Black was Vice President and Co-Portfolio Manager for a $100 million long/short global real estate hedge fund at Colony Investment Management, LLC. Before that she was a Director at UBS Investment Bank where she was responsible for portfolio management of the UBS Proprietary U.S Real Estate Long-Short Equity Portfolio, managing approximately $140 million in assets. Between 2000 and 2004, Ms. Black, held Associate and Senior Analyst positions at both A.G. Edwards & Sons, Inc. and European Investors, Inc., dedicated to public real estate securities.

Ms. Black is a graduate of Southern Illinois University (BS in Business Administration) and Saint Louis University (MBA in International Business).  Ms. Black earned her CPA license in 2001 and her CFA designation in 2005.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio.

SUPERVISION

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.  SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust.  As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model.  The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.  Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”).  Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager.  Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio.  The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio.  Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

ADMINISTRATION

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130-2095 serves as the Trust’s transfer agent.

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust.  As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees.  Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate  address noted below.  Make all checks payable to the Portfolio.  The Portfolio will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.  Not all share classes may be available in all states.

Note:  Gemini Fund Services, LLC, the Portfolio’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

PURCHASE OF SHARES IN GOOD ORDER.  All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.”   This means that your request must include:

•

The Portfolio and account number.

•

The amount of the transaction (in dollars or shares).

•

Accurately completed orders.

•

Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.  Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  What this means to you:  when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you.  If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING.  For Class A and Class C shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $2 million, which minimum would be waived for an investment adviser/broker making an allocation to the Portfolio’s Class I shares aggregating $2 million or more within 90 days. If the adviser/broker does not purchase $2 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $2 million and the aggregate total invested during the 90 days until aggregate purchases total $2 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $1 million, then the adviser/broker would have to make a single aggregate purchase of at least $1 million to make future purchase of less than $2 million).  With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment.  For employees and relatives of the Manager, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio.  With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts.  The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund.  The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management.  A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CLASS C - CONTINGENT DEFERRED SALES CHARGE

Class C shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most Class C shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of Class C shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets.  Class C shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  The CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The  CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)  redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2)  redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(3)  certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

 CHOOSING A SHARE CLASS

Description of Classes.  The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares.  The Portfolio has three classes of shares – Class I shares, Class A shares and Class C shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class I shares are no-load shares that do not require that you pay a sales charge.  Class I shares do not charge an annual Rule 12b-1 distribution or servicing fee.  If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.  Class I shares have a much higher required minimum investment than Class A shares.

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Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% annual Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

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Class C shares shares are sold without an initial sales charge, however a CDSC of 1% will be imposed on most shares redeemed within one year after purchase. Certain shareholders may be eligible for CDSC waivers, as described in “CDSC Waivers”. The Class C shares are also charged a 1.00% annual Rule 12b-1 distribution and servicing fee.

MORE ABOUT CLASS A SHARES

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% annually of average daily net assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

CLASS A SHARES  REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums.  Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail.  The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident.  See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge.  The following chart shows the sales charge you will pay based on the amount of your purchase.  You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3]	None [4]	None [4]	None [4]

1   Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2   At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers.  The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3  Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” above for further information.

4 The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $1 million to $3 million, the Manager will pay 0.75%,  plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

CLASS A SHARES SALES CHARGE WAIVERS

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

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Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

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Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

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Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.

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Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

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Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.

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Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.

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Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements.

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Reinvestment of capital gains distributions and dividends.

CLASS A CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase.  The CDSC is based upon the investor’s original purchase price.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of each share class.  A portion of the fee payable pursuant to the Plan may be characterized as a service fee as such term is defined under Rule 2830 of The Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objective, strategies and policies.  To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences.  The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV.  This gives rise to the possibility that developments may have occurred in the interim that would effect the value of these securities.  A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).  The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.  The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. Shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.  The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus.  Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders.  The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information.  Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.  The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.  Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges.   Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request.  However, payments for redemptions of shares purchased by check will not be transmitted until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests.  To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154-1150	Via Overnight Mail The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130-2095

Redeeming by Telephone.  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account.   The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-800-807-FUND (1-800-807-3863).  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions.  If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent.  Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee.  Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1. Re-registration of the account.

2. Changing bank wiring instructions on the account.

3. Name change on the account.

4. Setting up/changing systematic withdrawal plan to a secondary address.

5. Redemptions greater than $100,000.

6. Any redemption check that is being mailed to a different address than the address of record.

7. Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE.  You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis.  Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.”  The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio‘s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.  Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS.  If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios.  The Trust may in the future offer an exchange feature involving shares of an unaffiliated  fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted.  Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.  In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS.  The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you.  The Portfolio declares and pays dividends from net investment income, if any, quarterly.  Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually.  The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio, or should the Board of Trustees deem it to be in the best interest of shareholders.  The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS.  You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any.  The statement provides information on your dividends and capital gains for tax purposes.  If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.”  At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.  Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS.  In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares.  The Portfolio’s investment techniques, including use of covered call options, short- term trading strategies, and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. With respect to taxable years of the Portfolio beginning before January 1, 2013, unless such provision is extended or made permanent, certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied.  However, dividends paid to shareholders from the Portfolio’s investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income. Further, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn the Portfolio, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Portfolio shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you.  Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

BACK-UP WITHHOLDING.  By law, each Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% (scheduled to increase to 31% in 2013) of your taxable distributions or redemption proceeds.

OTHER.  Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio. In such a case shareholders would also need to include such foreign taxes in income.    The Portfolio may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Portfolio realizes excess inclusion income in excess of certain threshold amounts.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any, and, with respect to taxable years of the Portfolio that begin before January 1, 2012 (or a later date if extended by the U.S. Congress), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares.  Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options.  Any such payments will not change the NAV of the price of the Portfolio’s shares.

In addition, the Portfolio or its distributor may also may make payments to financial intermediaries for certain administrative services, including record keeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Fund and/or its agents. The fees payable by the Fund under this category of services are subject to certain limitations approved by the Board and, to the extent paid, will increase expenses of the Fund.  These expenses are not separately identified in the fee table under the section titled “Fees and Expenses of the Portfolio” but rather are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance of Class A and Class I shares for the fiscal year ended August 31, 2012 and for the period August 1, 2011 (inception of the Class A and Class I shares) through the fiscal year ended August 31, 2011, and of Class C shares for the period January 5, 2012 (inception of Class C) through the fiscal year ended August 31, 2012, which has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements are included in the Portfolio’s August 31, 2012 annual report, which is available upon request.  The financial highlights of the Predecessor Fund for the periods shown had been audited by a nationally recognized independent accounting firm, whose report along with the financial statements for the Predecessor Fund are included in the Predecessor Fund’s December 31, 2011 Annual Report, which is available upon request (The Predecessor Fund did not offer Class I or Class C shares and, therefore, no financial highlights are included for Class I or Class C shares.)  The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

			January 1,				October 26,
	Year Ended		2011 to		Year Ended		2009 (1) to
	August 31,		August 31,		December 31,		December 31,
	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$ 19.13		$ 20.54		$ 19.89		$ 18.55
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.64		0.18		0.50		0.12
Net realized and unrealized gain (loss)	3.10		(0.89)		2.98		1.32
Total from investment operations	3.74		(0.71)		3.48		1.44

Redemption fees	-		-		0.00	**	-

Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.70)		(1.20)		(0.10)
Distributions from realized gains	(0.78)		-		(1.63)		-
Total dividends and distributions	(1.01)		(0.70)		(2.83)		(0.10)

Net Asset Value, End of Period	$ 21.86		$ 19.13		$ 20.54		$ 19.89

Total Return*	23.38%		(3.72)%		18.08%		7.76%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 20,950		$ 12,155		$ 3,319		$ 821
Ratio of net operating expenses to
average net assets (4)	2.71%	(5)	2.75%	(3)	2.75%		2.75%	(3)
Ratio of net investment income (loss) to
average net assets	3.28%		1.56%	(3)	2.44%		5.20%	(3)
Portfolio Turnover Rate	519%		284%		848%		206%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 7.18% for the period ended August 31, 2011; 24.90% for the year ended December 31, 2010; and 321.65% for the period ended December 31, 2009.

(5) During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.55%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	January 5,
	2012 (1) to
	August 31,
	2012
Net Asset Value, Beginning of Period	$ 18.31
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.70
Net realized and unrealized gain (loss)	3.50
Total from investment operations	4.20

Redemption fees	-

Dividends and Distributions:
Dividends from net investment income	(0.20)
Distributions from realized gains	(0.48)
Total dividends and distributions	(0.68)

Net Asset Value, End of Period	$ 21.83

Total Return*	22.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 3,314
Ratio of net operating expenses to
average net assets (4)	2.94%	(3)(5)
Ratio of net investment income (loss) to
average net assets	5.11%	(3)
Portfolio Turnover Rate	519%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(5) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 3.27% for the period ended August 31, 2012.

(6) During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.33%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Real Estate Investments Portfolio - Class I Shares

			August 1,
	Year Ended		2011 (1) to
	August 31,		August 31,
	2012		2011
Net Asset Value, Beginning of Period	$ 19.11		$ 20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	1.35		0.03
Net realized and unrealized gain (loss)	2.42		(1.64)
Total from investment operations	3.77		(1.61)
Dividends and Distributions:
Dividends from net investment income	(0.25)		-
Distributions from realized gains	(0.78)		-
Total dividends and distributions	(1.03)		-

Net Asset Value, End of Period	$ 21.85		$ 19.11

Total Return*	23.60%		(7.77)%
Ratios and Supplemental Data:
Net assets, end of period	$1,171,638		$ 549
Ratio of net operating expenses to
average net assets (4)	2.50%	(5)	2.50%	(3)
Ratio of net investment income (loss) to
average net assets	6.42%		4.00%	(3)
Portfolio Turnover Rate	519%		284%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 4.33% for the period ended August 31, 2011.

(5) During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.50%.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-800-807-FUND

Page 2

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

CLASS I SHARES (Ticker: JARIX)

CLASS A SHARES (Ticker: JAREX)
CLASS C SHARES (Ticker: JACRX)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at:  www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 3 1, 2012

Income Portfolios:	Alternative Investment Strategies Portfolios:

U.S. Government Money Market Portfolio
Investment Quality Bond Portfolio
Municipal Bond Portfolio

Equity Portfolios:

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

James Alpha Global Enhanced Real Return Portfolio James Alpha Global Real Estate Investments Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust’s (the “Trust”) Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS and Class C PROSPECTUS, each dated December 31, 2012, with respect to the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, Small Capitalization, International Equity, Health & Biotechnology, Technology & Communications, Financial Services and  Energy & Basic Materials Portfolios (collectively, the “Initial Portfolios”), to the Trust’s Class I, Class A and Class C Prospectus dated December 31, 2012 with respect to the James Alpha Global Enhanced Real Return Portfolio (the “James Alpha Real Return Portfolio”), and to the Trust’s Class I, Class A and Class C Prospectus dated December 3 1, 2012 with respect to the James Alpha Global Real Estate Investments Portfolio (the “James Alpha Global Real Estate Portfolio”).  A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

The Trust’s audited financial statements for the fiscal year ended August 31, 2012, including notes thereto and the report of Tait, Weller & Baker LLP, are herein incorporated by reference from the Trust’s annual report.

To obtain copies of any of the Trust’s Prospectuses and/or Annual or Semi-Annual Shareholder Reports free of charge, please write Saratoga Capital Management, LLC, 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395-1279 or call toll free at 1-800-807-FUND (1-800-807-3863).

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Initial Portfolios are advised by investment advisers, also referred to herein as Advisers, managed and supervised by Saratoga Capital Management, LLC (“Saratoga”).  The James Alpha Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”) and supervised by Saratoga.  The James Alpha Global Real Estate Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and supervised by Saratoga.  Saratoga, with respect to the Initial Portfolios, Armored Wolf, with respect to the James Alpha Real Return Portfolio, and Ascent, with respect to the James Alpha Global Real Estate Portfolio, may be referred to herein together as the “Managers” or individually, a “Manager.”

The James Alpha Real Return Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to the commodity markets.  The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at c/o dms Corporate Services Ltd, 20 Genesis Close, dms House, Second floor,  PO Box 1344, Georgetown, Grand Cayman,  KY1-1108, Cayman Islands.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

The investment objective and policies of each Portfolio are described in the Prospectuses. A further description of each Portfolio’s investments and investment methods appears below. Principal investments of each Portfolio are described in each Prospectus.  Except as indicated by an asterisk (*) each of the investments below is not considered principal by a Portfolio.

RECENT MARKET EVENTS. U.S. and international markets have been experiencing dramatic volatility.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Accordingly, the risks of investing in the following securities in which certain Portfolios may invest have increased.

EQUITY SECURITIES.* An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.   Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES.* Certain Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

WARRANTS.  Certain Portfolios may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

OTHER INVESTMENT COMPANIES.  Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”).  A Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  A Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the Securities and Exchange Commission (“SEC “) and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section  12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio  exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolios may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

EXCHANGE-TRADED FUNDS.* 1  An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security.  Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close.  Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  The ETFs in which the Portfolio invests may be subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price.  To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

EXCHANGE-TRADED NOTES.   The James Alpha Real Return Portfolio may invest in exchange-traded notes. Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the James Alpha Real Return Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. Certain Portfolios may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

BELOW INVESTMENT GRADE DEBT SECURITIES. *2 Certain Portfolios may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”) , Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Advisers to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio’s investment objective may be more dependent on an Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

INFLATION-INDEXED BONDS.*3 Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Certain Portfolios may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS*4. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”), which are secured by groups of individual mortgages but are similar to conventional bonds where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under  “Investment Restrictions.”  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.  Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES.  Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act.  This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio’s restriction of investing no more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). Congress has temporarily increased FDIC deposit insurance from $100,000 to $250,000 per depositor through December 31, 2013.  A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

BORROWING.  The Portfolios may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Portfolio’s net asset value and on the Portfolio’s investments.  Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Portfolio may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires each Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  For tax purposes, the James Alpha Real Return Portfolio seeks to gain commodity exposure primarily through an investment in a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”).  With respect to the James Alpha Real Return Portfolio, the Subsidiary will comply with the above asset coverage requirements to the same extent as the Portfolio itself.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio’s assets taken at value. A Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolios bear any losses with respect to reinvested collateral.  A portion of the profits generated from lending portfolio securities is paid to the Fund's collateral reinvestment agent. A Portfolio may not exercise voting rights on loaned securities, but reserve the right to recall loaned securities so that they will be voted according to the Portfolio’s proxy voting policies.

WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (5% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed.  This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk.  The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements.  Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

HEDGING. Certain Portfolios may use certain Hedging Instruments. To engage in short hedging, a Portfolio would, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that a Portfolio may use is provided below.

FINANCIAL FUTURES.*5 No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. . As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

     Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

     Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Portfolio.

     Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

     Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. .. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (Libor) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

     Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS.*6 When a Portfolio writes an American  call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When a Portfolio purchases an American call option  (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“ OTC ”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction.   In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer of an American put continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put  option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

Saratoga, with respect to the Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolios’ operations.  In February 2012, the CFTC adopted certain regulatory changes that may impact the Portfolios by subjecting certain of the Advisers to registration with the CFTC as a commodity pool operator (“CPO”) of certain Portfolios, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If an Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of the Portfolio would need to comply with all applicable CFTC regulations.  Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Portfolio uses appropriate instruments, which are used to hedge the Portfolio’s positions (“Hedging Instruments”),  to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

SWAP AGREEMENTS.*7  Certain Portfolios may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position.   OTC swap agreements are two-party contracts entered into  for periods ranging from a day to more than one year.  In a standard OTC “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations.  A Portfolio will not enter into any OTC swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy.  The Portfolio bears the risk of loss of the amount expected to be received under a n OTC  swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

A Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any OTC swap agreement entered into by a Portfolio will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The  Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

     Credit Default Swaps (CDS): An agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. A Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

A Portfolio may buy a CDS (buy credit protection). In this type of transaction the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Portfolio would cease making premium payments and, if physically settled CDS,  it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Portfolio may sell a CDS (sell credit protection). In this type of transaction the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and, if physically settled CDS, deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the par value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

     Credit Default Index (CDX). A CDX is a CDS referencing an index of Reference Obligations. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities  in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be  paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par  value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

     Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to  Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

     Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS.* Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Certain Portfolios may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO, THE JAMES ALPHA REAL RETURN PORTFOLIO AND THE JAMES ALPHA GLOBAL REAL ESTATE PORTFOLIO MAY INVEST.* As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities.  The International Equity Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  The James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.  Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolios invest in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen.  The Portfolios also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolios are authorized to invest. The return on the Portfolios’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolios’ investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolios will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.  These limitations are relaxed or eliminated by certain SEC rules and exemptions.

Structured Notes. The James Alpha Real Return Portfolio may invest in structured notes and indexed securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.  Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolio.

Event-linked bonds. The James Alpha Real Return Portfolio may invest in event-linked bonds.  The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the James Alpha Real Return Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the James Alpha Real Return Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the James Alpha Real Return Portfolio’s investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

High-Yield Bonds.  The James Alpha Real Return Portfolio may invest in debt securities that are rated below “investment grade” by S&P, Moody’s or Fitch or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Portfolio. In addition, the Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. The Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolio may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

The investments described in this section are in addition to the investments described elsewhere in this SAI in which the International Equity Portfolio, the James Alpha Real Return Portfolio and the James Alpha Global Real Estate Portfolio may invest.

FOREIGN CURRENCY TRANSACTIONS.*8 When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in common stocks. In addition, their market value is expected to rise and fall as the value of the underlying index rises and falls.  The market value of their shares may differ from the net asset value of the particular fund. If the Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio or Energy & Basic Materials Portfolio invest in shares of ETFs it would, in addition to its own expenses, indirectly bear its ratable share of the ETF's expenses (e.g., advisory, administrative or 12b-1 fees). In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged.  As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to each of the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

MORTGAGE PASS-THROUGH SECURITIES.*9 Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.  In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES.* 10 For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,”“ include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

MUNICIPAL BONDS.* 11 Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS.* 12 Each Portfolio may invest without limit in repurchase agreements.  A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate.  As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially.  In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default.  A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements.  The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS.  Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolios will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in these transactions.

SHORT SALES. Certain Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  Each Portfolio, except the James Alpha Real Return Portfolio, does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets.  This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS.  Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares.  This is particularly true for new Portfolios, such as the James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio, which each recently commenced operations and may yet not have a broad shareholder base.  Redemptions by large account holders of their shares in a Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.

A Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

The investment objective of each Portfolio, in addition to the investment restrictions listed below, is fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     3. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies;

      (iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries; and

      (v) the James Alpha Global Real Estate Portfolio will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”);

4.

With respect to the James Alpha Real Return Portfolio only, invest 25% or more of its net assets in securities of issuers in any one industry;

5.

Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

6.

With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

7.

With respect to the James Alpha Real Return Portfolio only, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

     8. With respect to the Initial Portfolios only, invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

9.

With respect to the James Alpha Real Return Portfolio only, purchase or sell real estate unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

10.

 With respect to the James Alpha Global Real Estate Portfolio, purchase or sell real estate or real estate mortgage loans, except that the Portfolio will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.  In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolio’s ownership of such securities.

     11. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     12. With respect to the Initial Portfolios only, purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or NYSE Amex Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     13. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     14. With respect to the Initial Portfolios only, issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities;

15.

With respect to the James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio only, issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options transactions or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

     16. With respect to the Initial Portfolios only, make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein; or

17.

With respect to the James Alpha Real Return Portfolio only, make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

The following are also fundamental investment restrictions:

Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Adviser (or Manager with respect to the James Alpha Real Return Portfolio), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the limitations and restrictions applicable to borrowings and illiquid securities, which are ongoing.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options and, with respect to the James Alpha Real Return Portfolio, forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The 80% investment restriction noted in the Prospectuses of certain Portfolios is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

The Subsidiary is subject to the fundamental and non-fundamental investment restrictions of the James Alpha Real Return Portfolio described above with respect to its investments. The James Alpha Real Return Portfolio and the Subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”).  Pursuant to the Policy, Saratoga may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and Saratoga’s fiduciary duties to Trust shareholders.  Saratoga may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust.  Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by Saratoga and Armored Wolf or by any of their affiliates,  Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.  Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information.  Persons who owe a duty of trust or confidence to the Trust, Saratoga or Armored Wolf (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.  Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure.  As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure.  Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure.  Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of each Portfolio, which typically includes the respective Portfolio’s top holdings.

Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

Information concerning the U.S. Government Money Market Portfolio’s portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its website, www.saratogacap.com, within five business days after the end of each month.  The Portfolio also files more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month.  The SEC will make Form N-MFP filings publicly available on its website two months after the filings and a link to the SEC filing is posted on the U.S. Government Money Market Portfolio’s website referenced above.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of the Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of December 5, 2012.  Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Portfolios are deemed to be control persons (“Control Persons”).

Title of Portfolio/Class	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record
U.S. Government Money Market Portfolio – Class A	Carol Doubert 2611West 2nd Street Brooklyn, NY 11223	26,489		20.88%
	Clark-Jani 3613 Danvers Dr. Columbia, MO 65203	20,633		16.27%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	18,118		14.28%

	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103		17,004	13.41%
	Charles T. Kishaba 36 Mountain View St. Irvine, CA 92603	14,188		11.18%
	Pershing LLC P.O. Box 2053 Jersey City, NJ 07303		12,437	9.80%

Municipal Bond Portfolio – Class A	Dorothy E. Wendt 2801 Market Street St. Louis, MO 63103	9,823		31.75%
	Lybass Oregon 1409 Windsor Pl. Jacksonville, FL 32205	4,473		14. 46%
	Ghumman Kulbir 10983 SW 89th Ave. Ocala, FL 34481	3,766		12.18%
	Corr Family Ltd. Clatter Bridge Rd. Ocala, FL 34471	3,343		10.81%

	Corr Family Lim Clatter Bridge Rd. Ocala, FL 34471	2,867		9.27%
	Trauerman RV TR 110 River Terrace East Palatka,, FL 32131	2,395		7.74%
	Lucile Stewart 709 SE 39th Terrace Ocala, FL 34471	1,916		6.19%

Investment Quality Bond Portfolio – Class A	Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103		2,704	20.17%
	Edward F. Fenton Jr. Pershing P.O. Box 2053 Jersey City, NJ07303	3,927		29.28%
	Pershing LLC P.O. Box 2053 Jersey City, NJ07303		2,209	16.48%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	1,684		12.56%
	Carol Doubert 2611West 2nd Street Brooklyn, NY 11223	1,354		10.10%

Large Capitalization Growth Portfolio – Class A	IRA FBO Mary Chin P.O. Box 205 Jersey City, NJ 07303	2,424		21.99%
	Judy Light P.O. Box 205 Jersey City, NJ 07303	1,203		10.91%
	James E. Butler III P.O. Box 2052 Jersey City, NJ 07303	664		6.03%
	Susan A. Thompson P.O. Box 2052 Jersey City, NJ 07303	602		5.46%
	Lynda L. Coffman P.O. Box 2052 Jersey City, NJ 07303	1,569		14.23%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303		962	8.73%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	706		6.41%

Large Capitalization Value Portfolio- Class A	Barile IRA 1122 3rd Loop Rd. Florence, SC 29505		1,337	23.28%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	1,255		21.84%
	Richard Aston 10546 Barrywood Drive Dallas, TX 75230	642		11.17%
	Jeanette L. Nail 7139 Winterwood Lane Dallas, TX 75248	468		8.15%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	451		7.85%
	William J. Andrejko P.O. Box 1061 Fort Lee, NJ 07024	291		5.06%
Mid Capitalization Portfolio – Class A	John Armou 4879 NW 83rd Ct. Ocala, FL 34482	30,627		12.26%
Small Capitalization Portfolio- Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303		906	22.39%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	778		19.23%
	Richard Aston 10546 Barrywood Dr. Dallas, TX 75230	746		18.45%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	554		13.71%
	Jeanette L. Nail 7139 Winterwood Lane Dallas, TX 75248	347		8.59%
	Suman S. Lawrence 9501 Palm Valley Dr. McKinney, TX 75070	289		7.14%

International Equity Portfolio – Class A	Pershing P.O. Box 2052 Jersey City, NJ 07303		743	24.56%
	Cynthia Miles Newsome 1812 Anna Dr. Irving, TX 75061	671		22.17%
	Richard Aston 10546 Barrywood Dr. Dallas, TX 75230	469		15.52%
	Jeanette L. Nail 7139 Winterwood Lane Dallas, TX 75248	332		10.97%
	Frank Gottschalk 16316 Fallkirk Dr. Dallas, TX 75248	304		10.07%
	Suman S. Lawrence 9501 Palm Valley Dr. McKinney, TX 75070	181		5.99%

Financial Services Portfolio – Class A	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121		3,591	13.09%
	Velez & Dialy Gonzalez Cervoni JTTEN Ciudad Jardin II 138 Calle Begonia Toa Alta, PR 00953	3,171		11.56%
	Ameritrade Inc. PBO 8836107881 P.O. Box 2226 Omaha, NE 68103		2,251	8.21%
	Kathya Gonzalez Parque San Miguel C19 CA Bayamon, PR 00957	2,403		8.76%
	Rincomarcg P.O. Box 360696 San Juan, PR 00936	1,964		7.16%
	Fritz A. Aude Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,408		5.13%
	Pershing P.O. Box 2052 Jersey City, NJ 07303		2,514	9.17%

Energy & Basic Materials Portfolio – Class A	UBS Financial Services Inc. FBC 10650 SW 65th Avenue Miami, FL 33156		7,472	8.58%
	Schwab Attn: Mutual Fund Operations 101 Montgomery St. San Francisco, CA 94104		11,089	12.74%
	Quevedo T. Perez Jersey City, NJ 07303	5,034		5.78%

James Alpha Global Enhanced Real Return Portfolio – Class A	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105		58,430	6.26%
James Alpha Global Real Estate Investments Portfolio – Class A	Denis J. Nayden 631 Long Ridge Rd., Unit 54 Stamford, CT 06902	368,078		23.15%

U.S. Government Money Market Portfolio – Class B	Rohanlall Nandlall 7030 Wildwood Street Westland, MI 48185	2,847		65.95%
	LPL Financial 9785 Town Centre Drive San Diego, CA 92121		782	18.12%

	M. Raupp 13332 Netherwood St. Southgate, MI 48195	526		12.19%
Investment Quality Bond Portfolio – Class B	Rohanlall Nandlall 7030 Wildwood St.. Westland, MI 48185	250		68.97%
	LPL Financial 9785 Town Centre Drive San Diego, CA 92121		81	22.27%
	M. Raupp 13332 Netherwood St. Southgate, MI 48195	27		7.41%

Large Capitalization Growth Portfolio – Class B	Rohanlall Nandlall 7030 Wildwood St. Westland, MI 48185	294		51.63%
	LPL Financial 9785 Town Centre Drive San Diego, CA 92121		152	26.76%
	Harry E. Carter 2353 Pleasant Ridge Howell, MI 48843	69		12.12%
	M. Raupp 13332 Netherwood St. Southgate, MI 48195	48		8.42%

Large Capitalization Value Portfolio – Class B	Rohanlall Nandlall 1612 Walnut Ridge Circle Canton, MI 48187	357		45.65%
	LPL Financial 9785 Town Centre Drive San Diego, CA 92121		187	23.92%
	Charles Hughes 1894 Hempstead Troy, MI 48083	101		12.91%
	Harry E. Carter 2353 Pleasant Ridge Howell, MI 48843	73		9.36%
	M. Raupp 13332 Netherwood St. Southgate, MI 48195	58		7.36%

Mid Capitalization Portfolio – Class B	Kathleen Makowsky 1 Bel Air Court Oyster Bay, NY 11771	702		47.08%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	158		10.61%
	Rohanlall Nandlall 1612 Walnut Ridge Circle Canton, MI 48187	322		21.59%
	Charles Hughes 1894 Hempstead Troy, MI 48083	131		8.77%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303		172	11.53%
Small Capitalization Portfolio – Class B	Harry E. Carter 2353 Pleasant Ridge Howell, MI 48843	115		16.88%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	307		45.28%
	Charles Hughes 1894 Hempstead Troy, MI 48083	197		28.95%
	M. Raupp 13332 Netherwood St. Southgate, MI 48195	49		7.26%

International Equity Portfolio – Class B	Charles Hughes 1894 Hempstead Troy, MI 48083	49	15.87%
	Harry E. Carter 2353 Pleasant Ridge Howell, MI 48843	84	27.51%
	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	169	55.39%
Financial Services Portfolio– Class B	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	55	96.40%

Energy & Basic Materials Portfolio - Class B	UBS Financial Services Inc. FBC 120 Alexander McGregor Rd. Pawtucket, RI 02861	1,703	71.83%

	NFSC FBO Michael Myers 10466 Hunters Creek CT. Jacksonville, FL 32256		278	11.71%
	RBC Dain Rauscher Custodian 99-19 70th Ave. Forest Hills, NY 11375		233	9.83%

Health & Biotechnology Portfolio – Class B	Merrill Lynch Pierce Fenner Smith 4800 Deer Lake Drive East Jacksonville, FL 32246		1,486	22.94%
	Christine Dombrowski1801 Market Street Philadelphia, PA 19103	3,175		49.03%
	Dorothy J. Rutowski Wedbush Securities P.O. Box 30014 Los Angeles, CA 90030	1,092		16.87%

Technology & Communications Portfolio – Class B	Merrill Lynch Pierce Fenner Smith 4800 Deer Lake Drive East Jacksonville, FL 32246		1,776	40.53%
	Wendy Konofalski-Rader 11025 NE 96th St. Kirkland, WA 98033	1,068		24.36%
	Kimberly Grosse 1868 Hamby Place Dr., NW Acworth, GA 30102	559		12.76%
	Cymbacher 7831 Parmaview Ln. Parma, OH 44134	322		7.34%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303		16,661	5.94%
U.S. Government Money Market Portfolio – Class C	Forgepatrs 27 Old Windmill Crossing Rocky Hill, CT 06067	15,181		6.60%
	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303		15,062	6.55%
	Richard A. Callahan 780 Wagner Dr. Rochester, MI 48307	13,195		5.74%
	Callahan 780 Wagner Dr. Rochester, MI 48307	13,190		5.74%
	Jacquelyn A. Decamp 1137 SW 32nd La. Ocala, FL 34474	11,868		5.16%
Municipal Bond Portfolio – Class C	Jeanette & Barry Barbararsch 226-17 Hillside Ave Queens Village, NY 11427	5,694		32.67%
	Anthony Spadafora 1954 East 34th Street Brooklyn, NY 11234-4819	5,531		31.73%
	Donna Marie Anderson 81 Jessup Rd. Warwick, NY 10990	1,443		8.28%
	Shapiro 84-26 Wareham Place Jamaica, NY 11432	1,538		8.82%
	Forgepatrs 27 Old Windmill Crossing Rocky Hill, CT 06067	1,170		6.71%

Investment Quality Bond Portfolio– Class C	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	6,615		15.72%
	Donna Anderson 319 Lake Ave. Bridgeport, CT 06605	5,161		12.26%
	Anthony Spadafora 1954 East 34th Street Brooklyn, NY 11234-4819	2,997		7.12%

Large Cap Growth Portfolio – Class C	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	10,295		12.94%
	Martin Alfano 38 Wildflower Circle Stroudsburg, PA 18360	5,073		6.38%
	Jarrett D. Millard 2801 Market Street St. Louis, MO 63103	4,516		5.68%
	Robert A. Florence 172 Horne Way Millbury, MA 01527	4,304		5.41%
	Paulette Laubsch PO Box 321 Vineland, NJ 08362	4,274		5.37%

Large Cap Value Portfolio – Class C	Paulette Laubsch PO Box 321 Vineland, NJ 08362	5,283		8.37%
	The MHK Family Trust 1649 E. Desert Willow Dr. Phoenix, AZ 85048	3,771		5.97%
	Martin Alfano 38 Wildflower Circle Stroudsburg, PA 18360	3,929		6.22%
	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	3,218		5.10%

Mid Capitalization Portfolio – Class C	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	6,248		14.45%
	Rachel B. Duplessis 2801 Market Street St. Louis, MO 63103	3,686		8.53%
	David A. Bruening IRA 142 Astor Dr. Harleysville, PA 19438	2,383		5.51%
	Robert Duplessis 2801 Market Street St. Louis, MO 63103	2,503		5.79%

Small Cap Portfolio – Class C	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	5,188		9.07%
	William Ascari 2801 Market St. St. Louis, MO 63103	3,640		6.37%
	Gohlkdianl 51265 Enchanted Oak Ct South Bend, IN 46628	3,087		5.40%
International Equity Portfolio – Class C	David A Bruening IRA 152 Astor Dr. Harleysville, PA 19438	1,319		7.54%
	Forgepatrs 27 Old Windmill Crossing Rocky Hill, CT 06067	952		5.44%
	John R. Rowe 308 E. Monroe St. Attica, IN 47918	914		5.23%

Financial Services Portfolio – Class C	Charles Bradley 1229 Foxden Rd. Apopka, FL 32712-3009	1,807		37.53%
	David A. Bruening IRA 142 Astor Dr. Harleysville, PA 19438	350		7.28%
	Christopher J. Paulson 1244 Edenbrook Ct. Wixom, MI 48393	280		5.81%
	Raymond James & Associates Inc. 6730 NW 20th St. Margate, FL 33063		584	12.12%

Energy & Basic Materials Portfolio – Class C	Scott Passman 105 Carriage Court Plymouth Meeting, PA 19462	8,683		42.19%
	Paulette Laubsch PO Box 321 Vineland, NJ 08362	3,627		17.62%
	Robert A. Florance 172 Horne Way Millbury, MA 01527	1,582		7.69%
	Raymond James & Associates, Inc. 107 Shadeland Ave. Media, PA 19063		1,270	6.17%
James Alpha Global Enhanced Real Return Portfolio – Class C	D. Sulpy & Michael 1273 Kylemore La. Snellville, GA 30078	9,690		9.08%
	Cromartie 41 Stillwood Dr. Greenville, SC 29607	5,626		5.27%
	Runquist 562 NE Surfcrest Ave. Poulsbo, WA 98370	6,763		6.34%
	Friedman 2800 S. University Blvd. #70 Denver, CO 80210	9,634		9.02%

Municipal Bond Portfolio – Class I	Myra H. Martin 160 Stephana Circle Calera, Al 35040	80,477		24.13%

	Lawrence Trust 1640 N. Altadena Dr. Pasadena, CA 91107	38,272		11.48% %

Technology & Communications Portfolio – Class I	NFS Edward C. Last U/A 07/12/1989 12 Rue Villars Newport Beach, CA 92660	100,709		5.52%

James Alpha Global Enhanced Real Return Portfolio- Class I	Denis J. Nayden 631 Long Ridge Rd. #54 Stamford, CT 06902	595,339		86.83%
	Folio FN Investments Inc. 8180 Greensboro, Dr., 8th Fl. McLean, VA 22102	53,225		7.76%
James Alpha Global Real Estate Investments Portfolio – Class I	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105		18,362	18.49%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia and Jonathan W. Ventimiglia are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Manager.  Bruce E. Ventimiglia is also the sole director of the Subsidiary.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 57 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	14	None
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 70 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	14	None
Udo Koopmann, 72 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired	14	None
Floyd E. Seal, 63 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	14	None
Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Stephen H. Hamrick, 60 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003	President and Chief Executive Officer, Terra Securities, LLC (February 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Vice President, Lightstone Group (July 2006- July 2010) (real estate investments & management); Chairman & President, Carey Financial Corp. (1994-2006) (broker-dealer)	14	None

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 56 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	14	None
Jonathan W. Ventimiglia, 29 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	14	None
James S. Vitalie, 52 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President and Chief Operating Officer of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	14	None
Michael J. Wagner, 62 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of GemCom, LLC (2004-present); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC.	14	None

 * Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the                                                   Trust are elected annually.

  **  Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***  Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2011)
Bruce E. Ventimiglia	over $100,000
Patrick H. McCollough	over $100,000
Udo W. Koopmann	$50,001 - $100,000
Floyd E. Seal	$1 - $10,000
Stephen H. Hamrick	$10,001-$50,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”).  The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Manager and other service providers to the Trust.  The Manager is responsible for overseeing the day-to-day business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust.  The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC,  and as a Trustee of the Trust since September 1994.  Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council.  In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

Patrick McCollough

Mr. McCollough has business and financial experience through his consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Trust since September 1994.  Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Securities, LLC, a broker-dealer, and through his former service as President of Lightstone Value REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investment banking firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met four times during the fiscal year ended August 31, 2012.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees.  Messrs. Seal, Koopmann and McCollough are members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended August 31, 2011. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities.  In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders.  The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight.  The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel.  As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs.  The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself.  The Trust faces a number of risks, such as investment-related and compliance risks.  Personnel of the Manager seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust.  Under the overall supervision of the Board, the Manager employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Manager and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of January 1, 2008,  the Independent Trustees receive $4,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings; $1,000 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $500 each for attendance at non-regular limited  purpose Board meetings held in-person or by telephone. Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets on the last business day of the quarter prior to the meeting.

At a Board of Trustees’ Meeting held on February 2, 2009, the Independent Trustees unanimously voted that, due to current difficult market conditions, they would temporarily reduce their compensation as follows:  starting on February 3, 2009, the Independent Trustees will receive $2,000 each per day for attendance, in-person or by telephone, at regular or special Board meetings:  $500 each per day for attendance, in-person or by telephone, at audit and other committee meetings; and $250 each for attendance at non-regular limited purpose Board meetings held in-person or by telephone.  The foregoing represents a 50% reduction in the Independent Trustees’ compensation.  The Independent Trustees will reevaluate restoring compensation to the levels set forth above as market conditions improve.

As of April 12, 2012, each Independent Trustee will receive fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million and above	$4,000	$800	$500

Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2012.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$12,000	N/A	N/A	$12,000
Udo W. Koopmann	$12,000	N/A	N/A	$12,000
Floyd E. Seal	$12,000	N/A	N/A	$12,000

Stephen H. Hamrick	$10,000	N/A	N/A	$10,000

William B. Blundin*	$10,000	N/A	N/A	$10,000

*Retired from the Board in April 2012.

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Manager, which is responsible for the Trust’s day-to-day operations. Three regular meetings and one special meeting of the Trustees were held during the fiscal year ended August 31, 2011.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations.

As of December 5, 2012, the Trustees and Officers of the Trust as a group owned 1.07% of the Mid Capitalization Portfolio and 1.48% of the Financial Services Portfolio.

MANAGEMENT AND OTHER SERVICES

The Initial Portfolios

Saratoga Capital Management, LLC serves as Manager to the Initial Portfolios.  Saratoga is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395.

Pursuant to a Management Agreement with the Trust (the “Management Agreement”), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Initial Portfolios,  reviews the performance of the Advisers to these Portfolios, and makes recommendations to the Trustees with respect to their retention and renewal of contracts. The Management Agreement with Saratoga was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 13, 2012.

Saratoga and the Trust have obtained an exemptive order (the “Order”) from the SEC that permits Saratoga to enter into investment advisory agreements with Advisers without obtaining shareholder approval. Saratoga, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits Saratoga, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. Saratoga compensates each Adviser out of its management fee.  The following table sets forth the annual management fee rates payable by each Initial Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

Initial Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

     The fee is computed daily and payable monthly. Currently, Saratoga is voluntarily limiting total annual operating expenses of the Initial Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class B Shares	Class C Shares
Large Capitalization Growth Portfolio	2.60%	3.00%	3.60%	3.60%
Large Capitalization Value Portfolio	2.60	3.00	3.60	3.60
Mid Capitalization Portfolio	2.60	3.00	3.60	3.60
Small Capitalization Portfolio	2.60	3.00	3.60	3.60
International Equity Portfolio	2.90	3.30	3.90	3.90
Investment Quality Bond Portfolio	1.90	2.30	2.90	2.90
Municipal Bond Portfolio	1.90	2.30	2.90	2.90
U.S. Government Money Market Portfolio	1.75	2.15	2.75	2.75
Health & Biotechnology Portfolio	3.00	3.40	4.00	4.00
Technology & Communications Portfolio	3.00	3.40	4.00	4.00
Financial Services Portfolio	3.00	3.40	4.00	4.00
Energy & Basic Materials Portfolio	3.00	3.40	4.00	4.00

Subject to the supervision and direction of Saratoga with respect to the Initial Portfolios and, ultimately, the Trustees, each Adviser manages the securities held by the Initial Portfolio it serves in accordance with the Initial Portfolio’s stated investment objective and policies, makes investment decisions for the Initial Portfolio and places orders to purchase and sell securities on behalf of the Initial Portfolio.

The following table shows for the past three fiscal years:  (i) the amount of management fees paid by each Initial Portfolio to Saratoga and (ii) the amount of the management fees waived by Saratoga and other expenses reimbursed by Saratoga.

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA

U.S. Government Money Market Portfolio

August 31, 2010	$110,469	$313,489
August 31, 2011	$85,977	$158,629
August 31, 2012	$69,426	$144,336

Investment Quality Bond Portfolio

August 31, 2010	$77,025	-
August 31, 2011	$62,867	-
August 31, 2012	$55,652	-

Municipal Bond Portfolio

August 31, 2010	$16,809	$11,041
August 31, 2011	$22,380	$569
August 31, 2012	$21,660	$8,233

Large Capitalization Value Portfolio

August 31, 2010	$114,992	-
August 31, 2011	$131,640	-
August 31, 2012	$116,000	-

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA
Large Capitalization Growth Portfolio

August 31, 2010	$161,561	-
August 31, 2011	$178,937	-
August 31, 2012	$142,510	-

Small Capitalization Portfolio

August 31, 2010	$52,949	-
August 31, 2011	$77,672	-
August 31, 2012	$70,179	-

International Equity Portfolio

August 31, 2010	$52,208	-
August 31, 2011	$65,415	-
August 31, 2012	$48,628	-

Health & Biotechnology Portfolio

August 31, 2010	$206,791	-
August 31, 2011	$200,106	-
August 31, 2012	$208,272	-

Technology & Communications Portfolio

August 31, 2010	$194,670	-
August 31, 2011	$942,261	N/A (Saratoga recaptured $63,614 )
August 31, 2012	$758,197	-

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA
Energy & Basic Materials Portfolio

August 31, 2010	$74,323	-
August 31, 2011	$85,626	N/A (Saratoga recaptured $9,967)
August 31, 2012	$60,850	-

Financial Services Portfolio

August 31, 2010	$19,242	$12,580
August 31, 2011	$21,641	$20,904
August 31, 2012	$18,198	$15,233

Mid Capitalization Portfolio

August 31, 2010	$97,127	-
August 31, 2011	$106,511	-
August 31, 2012	$94,822	-

Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

The James Alpha Real Return Portfolio

The Trust, on behalf of the James Alpha Real Return Portfolio, has entered into an investment advisory agreement with Armored Wolf (the “Armored Wolf Advisory Agreement”).  Under the Armored Wolf Advisory Agreement, subject to the general supervision of the Board of Trustees, Armored Wolf is responsible for managing the Portfolio in accordance with its investment objective and polices.  Armored Wolf has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The Armored Wolf Advisory Agreement was approved by the Board of Trustees on October 28, 2010  for an initial period of two years.  The Armored Wolf Advisory Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Real Return Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Armored Wolf Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Armored Wolf Advisory Agreement.  The Armored Wolf Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Real Return Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Real Return Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Armored Wolf upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Armored Wolf Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Armored Wolf Advisory Agreement, Armored Wolf is entitled to receive from the James Alpha Real Return Portfolio an investment advisory fee of 1.10% per annum of the James Alpha Real Return Portfolio’s average net assets computed daily and paid monthly.  However, Armored Wolf may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Armored Wolf may have to waive fees and/or reimburse the James Alpha Real Return Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Armored Wolf and the James Alpha Real Return Portfolio, Armored Wolf has agreed to waive its fees and/or absorb expenses of the James Alpha Real Return Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Real Return Portfolio do not exceed 1.50%, 1.25% and 2.25% of the James Alpha Real Return Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through  December 31, 2013.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Armored Wolf is permitted to seek reimbursement from the James Alpha Real Return Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within  three (3) years of the end of the fiscal year in which  such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Real Return Portfolio’s operating expenses to exceed the expense cap.

The Subsidiary has entered into an investment advisory agreement with Armored Wolf (the “Subsidiary Advisory Agreement”).  Under the Subsidiary Advisory Agreement, subject to the general supervision of the sole director of the Subsidiary, Armored Wolf is responsible for managing the Subsidiary in accordance with its investment objective and polices.  Armored Wolf has discretion to invest and reinvest the Subsidiary’s assets in securities and other instruments.  The Subsidiary Advisory Agreement was approved by the Board of Trustees on October 28, 2010   for an initial period of two years and will continue in effect  from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees  or by vote of a majority of the Subsidiary’s outstanding voting securities and by a majority of the trustees who are not parties to the Subsidiary Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Subsidiary Advisory Agreement.  The Subsidiary Advisory Agreement is terminable without penalty by the Subsidiary immediately upon written notice when authorized either by a majority vote of the Subsidiary’s shareholders or by the sole director of the Subsidiary, or by Armored Wolf upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Subsidiary Advisory Agreement provides that Armored Wolf, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Armored Wolf Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Armored Wolf pursuant to the Subsidiary Advisory Agreement, Armored Wolf is entitled to receive from the Subsidiary an investment advisory fee of 1.10% per annum of the Subsidiary’s average net assets computed daily and paid monthly.  Although the James Alpha Real Return Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, the Manager has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary.  For the fiscal period from inception of the James Alpha Real Return Portfolio on February 1, 2011 through August 31, 2011, Armored Wolf waived and/or reimbursed expenses amounting to $42,825 (including $19,855 in management fees). For the fiscal year ended August 31, 2012, Armored Wolf waived and/or reimbursed expenses amounting to $121,960 (including $113,758 in management fees).

The James Alpha Global Real Estate Portfolio

The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has entered into an investment advisory agreement with Ascent (the “Ascent Advisory Agreement”).  Under the Ascent Advisory Agreement, subject to the general supervision of the Board of Trustees, Ascent is responsible for managing the Portfolio in accordance with its investment objective and polices.  Ascent has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.  The Ascent Advisory Agreement was approved by the Board of Trustees on April 13, 2011 for an initial period of two years.  The Ascent Advisory Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Global Real Estate Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Ascent Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Ascent Advisory Agreement.  The Ascent Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Global Real Estate Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Global Real Estate Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by Ascent upon   six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Ascent Advisory Agreement provides that Ascent, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Ascent Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Ascent pursuant to the Ascent Advisory Agreement, Ascent is entitled to receive from the James Alpha Global Real Estate Portfolio an investment advisory fee of 1.20% per annum of the James Alpha Global Real Estate Portfolio’s average net assets on the first $500 million in net assets, computed daily and paid monthly. The management fee will decrease as the net assets of the Fund increase over $500,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in the table below.

Average Daily Net Assets of the Fund	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

Ascent may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Ascent may have to waive fees and/or reimburse the James Alpha Global Real Estate Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Ascent and the James Alpha Global Real Estate Portfolio, Ascent has agreed to waive its fees and/or absorb expenses of the James Alpha Global Real Estate Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Global Real Estate Portfolio do not exceed 2.75%, 1.80% and 2.98%  of the James Alpha Global Real Estate Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through  December 31, 2014 for Class A and Class I shares and through December 31, 2013 for Class C shares.  The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.  Ascent is permitted to seek reimbursement from the James Alpha Global Real Estate Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within  three (3) years of the end of the fiscal year in which  such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Global Real Estate Portfolio’s operating expenses to exceed the expense cap.  For the fiscal period from inception of the James Alpha Global Real Estate Portfolio on August 1, 2011 through August 31, 2011, Ascent waived and/or reimbursed expenses amounting to $317,203 (including $86,007 in management fees).  For the fiscal year ended August 31, 2012, management fees amounted to $188,782, of which Ascent waived $3,610.  For the fiscal year ended August 31, 2012, Ascent was reimbursed $25,714 from the James Alpha Global Real Estate Portfolio for previously waived/and or reimbursed fees.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2012.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
William Dodge, Jr. Fox Asset Management LLC	Investment Quality Bond Portfolio Municipal Bond Portfolio	3	25.4	0	0	34	124.3	149.7
William Howarth Fox Asset Management LLC	Investment Quality Bond Portfolio Municipal Bond Portfolio	2	13.7	0	0	32	309.7	323.4
Thomas Luster** Fox Asset Management LLC	Investment Quality Bond Portfolio Municipal Bond Portfolio	9	472.1	2	3,039.0	8	363.5	3,874.6
Martin D. Sass M.D. Sass Investors, Inc.	Large Capitalization Value Portfolio	1	18.7	1	96	86	1,126.2	1,240.9
Aziz V. Hamzaogullari** * Loomis, Sayles & Company, L.P.	Large Cap Growth Portfolio	4	1,137	1**	269.4 **	43 ***	513.8 ***
Kathleen M. Bochman Loomis, Sayles & Company, L.P.	Financial Services Portfolio	0	0	0	0	5	0.480	0.480
Thomas M. Finucane Loomis, Sayles & Company, L.P.	Financial Services Portfolio	0	0	0	0	10	5.2	5.2
Chris D. Wallis Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	9	1,261.2	6	166.4	251	3,986.0	5,413.6
Scott J. Weber Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	9	1,261.2	6	166.4	251	3,986.0	5,413.6
Dennis G. Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	1	185.4	1	82.8	60	765.1	1,033.3
James Carroll Loomis, Sayles & Company, L.P.	Energy & Basic Materials Portfolio	4	1.780	1	158	130	3.148	5,086
Greg McCullough Loomis, Sayles & Company, L.P.	Energy & Basic Materials Portfolio	0	0	0	0	6	0.260	0.260
Anthony R. Ursillo, CFA Loomis, Sayles & Company, L.P.	Technology & Communications Portfolio	0	0	0	0	7	1.1	1.1
Richard C. Crable Loomis, Sayles & Company, L.P.	Technology & Communications Portfolio	0	0	0	0	10	0.671	0.671
Gregory R. Greene Fox Asset Management LLC	Small Capitalization Portfolio	4	111.3	0	0	51	126.6	237.9
J. Bradley Ohlmuller Fox Asset Management LLC	Small Capitalization Portfolio	4	111.3	0	0	27	20.1	131.4
Robert J. Milmore Fox Asset Management LLC	Small Capitalization Portfolio	4	111.3	0	0	17	4.1	115.4
Regina Chi **** DePrince, Race & Zollo, Inc.	International Equity Portfolio	0	0	1	43.73	8	189.944	233.67 +
Mark Oelschlager Oak Associates, ltd	Health & Biotechnology Portfolio Technology & Communications Portfolio	5	450	0	0	0	0	450
Robert D. Stimpson, CFA Oak Associates, ltd.	Technology & Communications Portfolio	4	306	0	0	0	0	306
John Brynjollfsson Armored Wolf, LLC	James Alpha Global Enhanced Real Return Portfolio	4	345	3	239	1	209	793
Andrew J. Duffy Ascent Investment Advisors, LLC	James Alpha Global Real Estate Investments Portfolio	1	25	1	13	0	0	38
Amanda E. Black Ascent Investment Advisors, LLC	James Alpha Global Real Estate Investments Portfolio	1	25	1	13	0	0	38

*In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios.

** This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance Family of Funds.

* ** Includes one account valued at $269.4 million, which includes a performance fee

****Information as of December 14, 2012

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers for their respective portfolio managers.

Fox Asset Management, LLC

All of the investment professionals at Fox Asset Management, LLC  (“Fox”) must adhere to the policies and procedures adopted by Fox designed to address any potential material conflicts of interest. Additionally, Fox utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.  Fox also employs a very stringent Code of Ethics, which strictly protects clients of the Adviser against “front running” or other actions that are not in the client’s best interests.

M.S. Sass Investors, Inc.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients.  These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds).  Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it receives from the Portfolio or may include fees that are tied to the performance of such accounts.  In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio.  M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Loomis, Sayles & Company, L.P.

Loomis Sayles believes that the fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Vaughan Nelson Investment Management, L.P.

The portfolio managers for the Mid Capitalization Portfolio are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account.  Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•

a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

•

a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

•

a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio.  Mr. Oelschlager and Mr. Stimpson are co-portfolio managers for a portion of the Technology & Communications Portfolio. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Portfolio.  However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

DePrince, Race & Zollo, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. DePrince, Race & Zollo, Inc. (“DePrince, Race & Zollo”) seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models, subject to certain client restrictions or in anticipation of a client contribution or withdrawal.  Therefore, portfolio holdings, relative position size and industry, sector and country exposures will match across portfolios with similar strategies.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.  To deal with these situations, DePrince, Race & Zollo has adopted procedures for allocating portfolio transactions across multiple accounts in a fair and equitable manner.

•

With respect to many of its clients’ accounts, DePrince, Race & Zollo determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts, DePrince, Race & Zollo may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, DePrince, Race & Zollo may place separate, non-simultaneous, transactions for a fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the International Equity Portfolio or the other accounts.

•

The International Equity Portfolio is subject to different regulations than the other pooled investment vehicles and other accounts managed by the portfolio manager.  As a consequence of this difference in regulatory requirements, the International Equity Portfolio may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

DePrince, Race & Zollo has adopted compliance procedures which are designed to address these types of conflicts.  In addition, DePrince, Race & Zollo has adopted a written Code of Ethics designed to mitigate the possibility of conflicts of interests that may arise from employee personal trading activity.

Armored Wolf, LLC

Although Armored Wolf manages other accounts that may have similar investment objectives or strategies to that of the James Alpha Real Return Portfolio for which it provides portfolio management services, Armored Wolf believes that no material conflicts currently exist.

Ascent Investment Advisors, LLC

Where conflicts of interest arise between the James Alpha Global Real Estate Portfolio and other accounts managed by Ascent, including unregistered funds, exchange-traded funds or separate accounts, Ascent will proceed in a manner that ensures that the James Alpha Global Real Estate Portfolio will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by Ascent. In such instances, securities will be allocated in accordance with Ascent’s trade allocation policy.

Compensation

Fox Asset Management, LLC

Compensation for the portfolio managers at Fox Asset Management LLC   is comprised of salary, annual bonus and stock options, the latter two being based on individual performance and firm profitability. The annual bonus is related to individual performance versus their benchmark(s) over multiple time periods. No differences exist between methods used to evaluate the portfolio managers’ performance across different accounts.

M.D. Sass Investors, Inc.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass.  The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm’s profitability and the individual performance of each team member.  One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time.  In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Loomis, Sayles & Company, L.P.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients.  Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program.  Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.  Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary.  It is based on four factors – investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment.  Investment performance is the primary component and generally represents at least 70% for equity managers.  The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (CIO) and senior management.  The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the portfolio manager’s style to the performance of a peer group of institutional managers in that style.  A portfolio manager’s performance relative to the peer group for the one, three and five- year periods ( or since the start of the portfolio manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance.  Longer-term performance (three and five years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (one year).   If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.  An external benchmark is used as a secondary comparison.

Loomis Sayles also uses the institutional peer groups as a point of comparison  for equity manager performance because in some instances the firm believes they represent the most competitive product universe while closely matching the investment styles offered by the firm.  Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent.  These plans supplement existing compensation.  The first plan has several important components distinguishing it from traditional equity ownership plans:

•

the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•

upon retirement a participant will receive a multi-year payout for his or her vested units; and

•

participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles.  In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.  The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.  Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003.  The defined benefit is based on years of service and base compensation (up to a maximum amount).

Oak Associates, ltd

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager for the Health & Biotechnology Portfolio.  Messrs. Oelschlager and Stimpson are each compensated by Oak Associates, ltd. for  their management of the Portfolio.  A Portfolio’s portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser’s management.  A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment.  The quarterly bonus is based on the Adviser’s assets under management or profitability.

Vaughan Nelson Investment Management, L.P.

The portfolio managers for the Mid Capitalization Portfolio are compensated by Vaughan Nelson Investment Management, L.P. for their management of the Portfolio. Compensation at Vaughan Nelson Investment Management, L.P. is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.  Portfolio management professionals are compensated through a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined.  Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group (on a  rolling three year basis), and an assessment of the quality of client service provided.  The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Investment Management, L.P. Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel.

There is no distinction of compensation amongst the Portfolio and any other accounts managed.

DePrince, Race & Zollo, Inc.

All employees of DePrince, Race & Zollo participate in a discretionary bonus program based on firm profitability.  DePrince, Race & Zollo has a competitive compensation structure for professional staff.  The compensation structure consists of base salary and a bonus program, which is based on firm profitability and individual contribution.  Performance is evaluated based on the firm’s  compensation year, which is October 1 to September 30.  Subjective measurement is also included.  Portfolio managers have no incentives for product asset growth.  Compensation structure aligns portfolio managers’ and analysts’ interests with the interest of our clients.

Armored Wolf, LLC

Armored Wolf’s portfolio manager compensation structure has three primary components depending on the position of the employee: (1) a base salary; (2) a discretionary annual cash bonus based on performance; and (3) a profit participation based on over all assets of the firm and their performance.

Ascent Investment Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent. Ms. Black receives compensation for her services as Associate Portfolio Manager in the form of a salary paid by Ascent plus an equity participation in the net income of Ascent

Ownership of Securities – August 31, 2012

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
William E. Dodge, Jr., CFA	Investment Quality Bond Portfolio Municipal Bond Portfolio	None
William Howarth	Investment Quality Bond Portfolio Municipal Bond Portfolio	None
Thomas Luster, CFA	Investment Quality Bond Portfolio Municipal Bond Portfolio	None
Martin D. Sass	Large Capitalization Value Portfolio	None
Aziz V. Hamzaogullari, CFA	Large Capitalization Growth Portfolio	None
Kathleen M. Bochman	Financial Services Portfolio	None
Thomas M. Finucane	Financial Services Portfolio	None
James Carroll	Energy & Basic Materials Portfolio	None
Greg McCullough	Energy & Basic Materials Portfolio	None
Chris D. Wallis	Mid Capitalization Portfolio	None
Scott J. Weber	Mid Capitalization Portfolio	None
Dennis Alff	Mid Capitalization Portfolio	None
Gregory R. Greene	Small Capitalization Portfolio	None
J. Bradley Ohlmuller	Small Capitalization Portfolio	None
Robert J. Milmore	Small Capitalization Portfolio	None
Regina Chi*	International Equity Portfolio	None
Mark Oelschlager, CFA	Health & Biotechnology Portfolio Technology & Communications Portfolio	None None
Robert D. Stimpson, CFA	Technology & Communications Portfolio	None
Anthony R. Ursillo, CFA	Technology & Communications Portfolio	None
Richard C. Crable	Technology & Communications Portfolio	None
John Brynjolfsson	James Alpha Real Return Portfolio	None
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	None
Amanda E. Black	James Alpha Global Real Estate Portfolio	None

*As of December 14, 2012

CODE OF ETHICS. The Portfolios, Saratoga, Armored Wolf, Ascent, the Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers.  The Advisers will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers or an affiliated person of the Advisers.  In such a case, the Trust’s policy requires that the Advisers abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast.  Each of the Advisers proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga services the James Alpha Real Return Portfolio in a supervision capacity with responsibility to monitor the performance of that Portfolio’s outside service providers, assist in the review of the financial statements and other regulatory filings of the Portfolio and assist in the review of materials for board meetings related to the Portfolio.  Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolios.  For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from each Portfolio:  (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Each of the following Portfolios accrued the following amounts in administrative fees for the last three fiscal years:

	8/31/10	8/31/11	8/31/12
U.S. Government Money Market Portfolio	$123,244	$20,770	$31,592
Investment Quality Bond Portfolio	90,696	56,959	47,297
Municipal Bond Portfolio	22,912	22,328	22,766
Large Capitalization Value Portfolio	96, 968	93,025	72,862
Large Capitalization Growth Portfolio	146,147	128,743	96,186
Small Capitalization Portfolio	47,787	58,994	47,288
International Equity Portfolio	55,956	65,826	47,274
Health & Biotechnology Portfolio	98,448	76,009	69,870
Technology & Communications Portfolio	112,654	333,994	250,844
Energy & Basic Materials Portfolio	37,109	34,518	22,985
Financial Services Portfolio	12,141	14,012	8,311
Mid Capitalization Portfolio	93,787	81,384	55,147
James Alpha Real Return Portfolio	N/A	6,937*	48,201
James Alpha Global Real Estate Portfolio	N/A	46,288**	67,377

*   For the fiscal period February 1, 2011 (inception) through August 31, 2011.

** For the fiscal period August 1, 2011 (inception) through August 31, 2011.

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator.  The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the Initial Portfolios, James Alpha Real Return Portfolio and the James Alpha Global Real Estate Portfolio may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio.  In these situations, the Initial Portfolios, James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLANS OF DISTRIBUTION.  The Trust, on behalf of the Initial Portfolios, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Class of the Initial Portfolios, other than Class I, pays the Distributor or other entities, including Saratoga, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets, all of which may be paid to Saratoga, the Distributor, or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member), all of which may be paid to Saratoga, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Trust, on behalf of the James Alpha Real Return Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to Saratoga, Armored Wolf, the Distributor or other entities.  The Trust, on behalf of the James Alpha Global Real Estate Portfolio, has adopted a Plan, under which that Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for its Class A and Class C shares, respectively, all of which may be paid to Saratoga, Ascent, the Distributor or other entities.

The Distributor or other entities, including the Managers, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

For the fiscal year ended August 31, 2012, the Portfolios paid the following fees pursuant to the Plan:

U.S. Government Money Market Portfolio
Class A	$473*
Class B	$99*
Class C	$2,633*

Investment Quality Bond Portfolio
Class A	$361
Class B	$104
Class C	$4,865

Municipal Bond Portfolio
Class A	$1,230
Class B	$16
Class C	$2,533

Large Capitalization Value Portfolio
Class A	$278
Class B	$288
Class C	$7,285

Large Capitalization Growth Portfolio
Class A	$677
Class B	$288
Class C	$12,822

Small Capitalization Portfolio
Class A	$91
Class B	$132
Class C	$4,628

International Equity Portfolio
Class A	$78
Class B	$123
Class C	$4,628

Health & Biotechnology
Class A	$22,448
Class B	$1,330
Class C	$17,760

Technology & Communications
Class A	$99,014
Class B	$884
Class C	$58,467

Energy & Basic Materials
Class A	$5,607
Class B	$366
Class C	$2,257

Financial Services
Class A	$703
Class B	$28
Class C	$286

Mid Capitalization
Class A	$10,694
Class B	$267
Class C	$3,850

James Alpha Real Return
Class A	$10,694
Class B	N/A
Class C	1,509

James Alpha Global Real Estate
Class A	$37,350
Class B	N/A
Class C	5,789

      * Amounts were waived.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and were last approved on April 13, 2012.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2012 was spent in approximately the following ways: (i) $206,117 (64%) on compensation to broker-dealers; (ii) $95,973 (30%) on interest, carrying or other financing charges; and (iii) $17,640 (6%) on marketing and support services.  At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price.  If an Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser.  The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The information and services received by the Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly.  Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio’s assets. Each Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended August 31, 2010, 2011 and 2012, the Trust paid brokerage commissions of approximately  $307,534, $530,197 and $270,571, respectively.

For the fiscal years ended August 31, 2010, 2011 and 2012, the Trust paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2012, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2012	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2012
Health & Biotechnology	$3,331	$2,878,710
Technology & Communications	$19,168	$30,798,130
Energy & Basic Materials	$4,392	$2,848,101
Financial Services	$6514	$675,263
Mid Capitalization	$8,647	$8,014,284
Large Cap Value	None	None
Large Cap Growth	$2,337	$5,471,524
Small Capitalization	$1,850	$950,120
International Equity	$13,283	$6,220,704
Investment Quality Bond	None	None
Municipal Bond	None	None
U.S. Government Money Market	None	None
James Alpha Real Return	None	None
James Alpha Global Real Estate	None	None

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.  In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates it market based NAV per share on a periodic basis.

 The Portfolio’s use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the “Rule”), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees’ considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio’s interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

As permitted by the Rule, the Trustees have delegated to the Portfolio’s Adviser, subject to the Trustees’ oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.
The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio’s net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust’s $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust’s $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be “exempt-interest dividends” generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio.  Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for a Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits.   Failure to qualify as a regulated investment company would thus have a negative impact on a Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, a Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Portfolio must satisfy the following requirements:

•

Distribution Requirement —the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement —the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•

Asset Diversification Test —the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

For taxable years of a Portfolio beginning after December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”)), a Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining a Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below).  A "qualified late year loss" includes:

(i)

any net capital loss , net long-term capital loss , or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Portfolio. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio 's assets to be invested in various countries is not known.   If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.  In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder’s account upon notice to shareholders. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder’s account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio’s dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the federal alternative minimum tax.  In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder’s federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

THE JAMES ALPHA REAL RETURN PORTFOLIO

The Portfolio invests in derivatives, financially-linked instruments, and the stock of the Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Portfolio in complying with the distribution, income and asset diversification requirements as described below.

DISTRIBUTION REQUIREMENT.   The Portfolio intends to distribute the Subsidiary’s income each year in satisfaction of the Portfolio’s Distribution Requirement.  The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio.  As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Portfolio.   Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.  The Subsidiary likely will also be classified as a passive foreign investment company (PFIC) as defined below in “Tax Treatment of Portfolio Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

INCOME REQUIREMENT.  Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “ Tax Treatment of Portfolio Transactions -Investments in commodities — structured notes, corporate subsidiary and certain ETFs.”  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.  However, the IRS has also recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Portfolio intends to invest is qualifying income for these purposes.  In addition, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps.  According to these private letter rulings, the income derived from the subsidiary is qualifying income regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary.  Private letter rulings can only be relied upon by the taxpayer that receives them.  However, based on the analysis in these rulings, the Portfolio intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income.  It should be noted that the IRS has recently suspended the issuance of these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues.  If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the Board may authorize a significant change in investment strategy or Portfolio liquidation. The tax treatment of a Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above.

ASSET DIVERSIFICATION TEST.  For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

TAXATION OF THE SUBSIDIARY.  On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts.  It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

ALL PORTFOLIOS

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than “exempt-interest dividends” received from the Municipal Bond Portfolio). Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.   Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.   With respect to taxable years of a Portfolio beginning before January 1, 2013 (sunset date, unless extended further by Congress), ordinary income dividends received by an individual shareholder may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss  on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.  Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013, and ordinary income dividends will be taxed at ordinary income rates.

Distributions by a Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Return of capital distributions can occur for a number of reasons including, among others, a Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in the U.S. Government Money Market Portfolio that seeks to maintain a stable net asset value) may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce a Portfolio’s after-tax performance.

The capital losses of a Portfolio, if any, do not flow through to shareholders. Rather, a Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.   Under the RIC Mod Act, rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of a Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Portfolio's next taxable year, and the excess (if any) of a Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Portfolio's next taxable year.  Any such net capital losses of a Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Portfolio.  An ownership change generally results when shareholders owning 5% or more of a Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Portfolio beginning on or before December 22, 2010, to expire unutilized) , thereby reducing a Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Portfolio’s shareholders could result from an ownership change.  A Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Portfolio’s control, there can be no assurance that a Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if a Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

At August 31, 2012, capital loss carryforwards available to offset future capital gains of the Initial Portfolios, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value Portfolio	$ 9,940,665	$ 2,343,762	$ -	$ -	$ -	$ 12,284,427
Large Capitalization Growth Portfolio	3,540,981	466,182	-	-	-	4,007,163
Mid Capitalization Portfolio	-	318,325	-	-	-	318,325
Small Capitalization Portfolio	-	-	-	-	-	-
International Equity Portfolio	405,567	1,863,505	-	31,066	57,566	2,357,704
Health & Biotechnology Portfolio	-	322,425	-	-	-	322,425
Technology & Communications Portfolio	-	-	-	-	-	-
Energy & Basic Materials Portfolio	384,802	1,049,270	-	-	-	1,434,072
Financial Services Portfolio	691,022	582,779	38,144	33,779	-	1,345,724
Investment Quality Bond Portfolio	-	-	-	-	-	-
Municipal Bond Portfolio	-	38,979	1,371	7,040	18,686	66,076
U.S. Government Money Market Portfolio	-	-	-	-	-	-
James Alpha Global Enhanced Real Return Portfolio	-	-	-	-	-	-
James Alpha Global Real Estate Investments Portfolio	-	-	-	-	-	-

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio and may also be subject to U.S. estate tax.  For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date, if extended by the U.S. Congress), the  Portfolios are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly reported by the Portfolios to shareholders as paid from its “interest-related dividends” or “short-term capital gains dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Portfolios expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Certain amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.   Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolios, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains available to non-corporate shareholders will return to 20% in 2013. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.   Under the Emergency Economic Stabilization Act of 2008, a Portfolio or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in a Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Portfolio on or after January 1, 2012.

Exchanges of a Portfolio’s shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Portfolios, including the risks and special tax consequences to them from a sale of shares of a Portfolio that is a “U.S. Real Property Holding Corporation” (generally, a Portfolio 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

FATCA.

Effective January 1, 2014, a Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to a Portfolio to enable the Portfolio to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders.  This section should be read in conjunction with the discussion above under  “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Portfolio.

In general.  In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.   Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Portfolio beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.  In certain cases, a Portfolio may make an election to treat such gain or loss as capital.

PFIC investments.  A Portfolio may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio in a tax year beginning before January 1, 2013 (unless extended further by Congress). In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. A Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions  —  Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

Investments in partnerships and qualified publicly traded partnerships (QPTP).   For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio.  For purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test.  Also, the IRS has issued, in subsequent private letter rulings, a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement.  However, in a subsequent revenue ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code.  It should be noted that the IRS has recently suspended the issuance of these rulings.  In addition, a Portfolio may gain exposure to commodities through investment in QPTPs such as an exchange traded Portfolio or ETF that is classified as a partnership and which invests in commodities.  Accordingly, the extent to which a Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company.  A Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.

Securities lending.  While securities are loaned out by a Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Investments in securities of uncertain tax character.   A Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio. An individual’s taxpayer identification number is his or her social security number. A Portfolio also must withhold if the IRS instructs it to do so.  Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Managers and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares.  Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios.  The Managers and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Managers and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio’s investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio’s obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP serves as the independent registered public accounting firm of each of the Initial Portfolios as of August 31, 2003 and served as the independent registered public accounting firm for the James Alpha Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio for the fiscal period ending August 31, 2011 and the fiscal year ended August 31, 2012.  Their services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP,  located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust and the Subsidiary.

CUSTODY ADMINISTRATOR.  Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2,  Omaha, Nebraska 68130, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolios’ dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

FINANCIAL STATEMENTS

The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended August 31, 2011.  The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      Each Portfolio has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

FOX ASSET MANAGEMENT LLC

PROXY VOTING POLICY

Introduction

Fox Asset Management LLC (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1.

applies a proxy voting policy consistently;

2.

documents the reasons for voting; and

3.

maintains records of voting activities for clients and regulating authorities.

To facilitate the proxy voting process, Fox utilizes Broadridge’s ProxyEdge system to assist in the process of meeting notifications, voting, tracking, mailing, reporting and record maintenance necessary for the appropriate management of client accounts.  ProxyEdge provides proxy information based on share positions provided directly to Broadridge by the custodian and facilitates Fox’s proxy votes through an automated electronic interface.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine.  Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Taft-Hartley Voting

Fox’s Taft-Hartley proxy voting standards are based on the AFL-CIO Proxy Voting Guidelines, which comply with all fiduciary standards delineated by the U.S. Department of Labor.  Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act, or ERISA.  ERISA sets forth the tenets under which pension fund assets must be managed and invested.  Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  The duty of loyalty requires that the voting fiduciary exercise proxy-voting authority solely in the interest of participants and plan beneficiaries.  The duty of prudence requires that decisions be made based on financial criteria, when present, and that a clear process exists for evaluating proxy issues.

This policy crafted to meet these requirements by promoting long-term shareholder value.  Fox will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan beneficiaries and participants.

Fox’s Taft-Hartley proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses—major voting items that can have a significant effect on long-term shareholder value.  In addition, Fox considers  workplace issues that may have an impact on corporate performance, including:

•

Corporate policies that affect job security and wage levels;

•

Corporate policies that affect local economic development and stability;

•

Corporate responsibility to employees and communities; and

•

Workplace safety and health issues.

Management Proposals

1)

When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

a)

Uncontested election of directors

i)

Fox will assess the attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.  Other factors to consider are poor company performance as measured against industry group, the independent nature of board and committees, past executive compensation practices, and negligent director oversight.

ii)

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

iii)

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

b)

Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

c)

Directors’ liability and indemnification proposals will be supported if the provisions conform to state law.  However, provisions which limit liability for breach of duty and gross negligence.

d)

General updating or passing corrective amendments to charter.

e)

Elimination of preemptive rights.

f)

Approval of a stock split.

g)

Separate the positions of Chairman and Chief Executive Officer.

2)

When voting items that have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

a)

Capitalization changes which eliminate other classes of stock and differential voting rights.

b)

Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization.

c)

Stock purchase plans that conform to Section 423 of the Internal Revenue Code.

d)

Other stock-based plans which are appropriately structured.

e)

Reductions in supermajority vote requirements.

f)

Adoption of antigreen mail provisions.

g)

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price  (cost v. premium); prospects of the combined companies; how the deal was negotiated; changes in corporate governance and their impact on shareholder rights, long-term shareholder value preserved by assessing the impact on the company stakeholders including community and work force, and competitiveness strengthened through synergy, not devaluation of assets.

h)

Mutual Funds: Approve or amend investment advisory agreement if there is no fee increase or if the fee is comparable to similar funds.

i)

Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

3)

When voting items that have potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

a)

Elimination of cumulative voting.

b)

Capitalization changes which add classes of stock that are “blank check” in nature or that dilute the voting interests of existing shareholders.

c)

Increases in capitalization authorization greater than 50% where management does not offer an appropriate rationale for the increase or that appears to be contrary to the best interests of existing shareholders.

d)

Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

e)

Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

f)

Classified board of directors.

g)

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

h)

Excessive Compensation or non-salary compensation-related proposals.

i)

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

j)

Approve or amend director age restrictions.

k)

Adjournment of meeting in order to solicit additional votes.

l)

“Other businesses as properly come before the meeting” proposals which give a “blank check” to those acting as proxy.

Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.

All shareholder proposals are examined closely to determine long-term economic impact and the impact on the interests of shareholders.

1)

When voting shareholder proposals, Fox in general supports the following items:

i)

Adoption of CERES Principles.

ii)

Anti-greenmail provisions.

iii)

Auditors should attend the annual meeting of shareholders.

iv)

Bylaw or charter amendments to be made only with shareholder approval.

v)

Confidential voting.

vi)

Election of the board on an annual basis (declassify the board).

vii)

Elimination of outside directors’ retirement benefits.

viii)

Establishing independent audit, nominating, or compensation committees.

ix)

Expanded reporting of financial or compensation information, within reason.

x)

Opting-out of state business combination provisions.

xi)

Reduction or elimination of supermajority vote requirements.

xii)

Requiring a majority of independent directors on the board.

xiii)

Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

xiv)

Undo various anti-takeover related provisions.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Corporate conduct and human rights.  Principles relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union and China).

ii)

Equality principles on sexual orientation.

iii)

Fair lending resolutions that call for financial institutions to comply with lending regulations and/or establish fair lending goals.

iv)

Proposals regarding equal employment opportunities and discrimination.

v)

Reports on foreign military sales and economic conversion facilities.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Human resources issues.

ii)

Maquiladora Standards and International Operations Policies.

iii)

McBride Principles.

iv)

Military Business.

v)

Proposals regarding equal employment opportunities and discrimination.

vi)

Requests that companies end their production of legal, but socially questionable, products.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

Energy and the environment.

ii)

Equal credit opportunity.

iii)

Equality principles on sexual orientation.

iv)

Human resources issues.

v)

Maquiladora Standards and International Operations Policies.

vi)

Military business.

vii)

Northern Ireland and other human rights related issues.

viii)

Proposals regarding equal employment opportunities and discrimination.

ix)

Requests that companies end their production of legal, but socially or morally questionable, products.

2)

When voting shareholder proposals, Fox in general opposes the following items:

i)

Adoption of labor standards for foreign and domestic suppliers.

ii)

Establishing a mandatory retirement age for directors.

iii)

Limiting tenure of directors.

iv)

Proposals which require inappropriate endorsements or corporate actions.

v)

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

vi)

Requiring directors to own stock before being eligible to be elected.

vii)

Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive.

b)

Specific Considerations for Labor Organizations or Mandates

i)

Spin-off of defense business and tobacco-related business.

c)

Specific Considerations for Religious Organizations or Mandates

i)

Equality principles on sexual orientation.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

3)

When voting shareholder proposals, Fox in general abstains on the following items:

i)

Energy and the environment.

ii)

Equality principles on sexual orientation.

iii)

Human resources issues.

iv)

Maquiladora Standards and International Operations Policies.

v)

Military business.

vi)

Northern Ireland.

vii)

Proposals regarding equal employment opportunities and discrimination.

viii)

Requests that companies end their production of legal, but socially questionable, products.

b)

Specific Considerations for Labor Organizations or Mandates

i)

No specific provisions.

c)

Specific Considerations for Religious Organizations or Mandates

i)

No specific provisions.

d)

Specific Considerations for Socially Conscious Organizations or Mandates

i)

No specific provisions.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

1.

Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders or greatly alter the balance of power between shareholders on one side, and management and the board on the other.

2.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries of their clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel at Fox are able to identify potential conflicts of interest, Fox will take the following steps:

1)

Quarterly, the Fox Compliance department will seek information from the heads of each department of Fox.  Each department head (operations, wrap, marketing and trading) will be asked to provide a list of significant business relationships or prospective significant business relationships of Fox.  An example would be a brokerage firm or corporate client that represents a large source of assets for Fox.

2)

The CCO will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

3)

The Proxy Administrator will then compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Fox CCO and the Chief Investment Officer.

The CCO and the CIO will then determine if a conflict of interest exists between Fox and the client.  If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

1)

If the Proxy Administrator expects to vote the proxy (in consultation with the appropriate Investment Committee member) of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies), he or she will 1) inform the CCO and the CIO of that fact and, 2) vote the proxies and 3) record the existence of the conflict and the resolution of the matter.

2)

If the Proxy Administrator intends to vote (in consultation with the appropriate Investment Committee member) in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a)

The client, in the case of an individual or corporate client;

b)

In the case of a Fund its board of directors, or any committee identified by the board; or

c)

The advisor, in situations where Fox acts as a sub-advisor to such advisor.

Fox Asset Management will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or the advisor, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of Fox to vote its client’s proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies to protect its clients’ interests.  In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of Fox’s proxy voting policies and procedures;

•

Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

•

A record of each vote cast;

•

A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

\

Proxy Voting Policy
and Procedure Manual

JUNE 30, 2004

AMENDED

MARCH 31, 2005

MAY 16, 2005

MARCH 31, 2007

AUGUST 30, 2007

MARCH 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

CONTENTS

GENERAL
Introduction General Guidelines Proxy Committee Conflicts of Interest Recordkeeping and Disclosure

PROPOSALS USUALLY VOTED FOR

Adjustments to Par Value of Common Stock

Annual Election of Directors

Appraisal Rights

Blank Check Preferred Authorization

Chairman and CEO are the Same Person

Changing Corporate Name

Confidential Voting

Cumulative Voting

Delivery of Electronic Proxy Materials

Director Nominees in Uncontested Elections

Election of CEO Director Nominees

Election of Mutual Fund Trustees

Equal Access

Fair Price Provisions

Golden and Tin Parachutes

Independent Audit, Compensation and Nominating Committees

Majority Voting

OBRA-Related Compensation Proposals

Ratifying Auditors

Reverse Stock Splits

Right to Adjourn

Share Cancellation Programs

Shareholder Ability to Alter the Size of the Board

Shareholder Ability to Remove Directors

Share Repurchase Programs

Stock Distributions: Splits and Dividends

White Squire Placements

PROPOSALS USUALLY VOTED AGAINST

Common Stock Authorization

Director and Officer Indemnification and Liability Protection

Shareholder Ability to Act by Written Consent

Shareholder Ability to Call Special Meetings

Shareholder Ability to Remove Directors

Staggered Director Elections

Stock Ownership Requirements

Supermajority Shareholder Vote Requirements

Term of Office

Unequal Voting Rights

PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE
401(k) Employee Benefit Plans Compensation Plans Employee Stock Ownership Plans Executive Compensation Advisory Resolutions (“Say-on-Pay”) Stock Option Plans

PROPOSALS REQUIRING SPECIAL CONSIDERATION

Asset Sales

Bundled Proposals

Charitable and Political Contributions

Corporate Restructuring

Debt Restructurings

Delisting a Security

Director Nominees in Contested Elections

Disclosure of Prior Government Service

Environment and Social issues

Animal Rights

Energy and Environment

Equal Employment Opportunity and Discrimination

Human Resource Issues

Maquiladora Standards and International Operations Policies

Military Business

Northern Ireland

Product Integrity and Marketing

Third World Debt Crisis

Golden Coffins

Greenmail

Liquidations

Mergers and Acquisitions

Mutual Fund Distribution Agreements

Mutual Fund Fundamental Investment Restrictions

Mutual Fund Investment Advisory Agreement

Poison Pills

Preemptive Rights

Proxy Contest Defenses

Reimburse Proxy Solicitation Expenses

Reincorporation Proposals

Shareholder Advisory Committees

Shareholder Proposals to Limit Executive and Director Pay State Spin-offs

Takeover Statutes

Tender Offer Defenses

1. GENERAL

A.

Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority.  Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research.  Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.

General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest.  Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies.  These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting.  Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.  In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.

Oversight.  All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures.  Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote.  Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties.  Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.

Proxy Committee.

1.

Proxy Committee.  Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience.  Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.

Duties.  The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

     3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.

Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest.  First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures.  Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.   However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps:  (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.

Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act.  The records include:  (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock:  Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name:  Vote for changing the corporate name.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.  Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders.  Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.  Review on a case-by-case basis votes against members of the Compensation Committee when the Proxy Voting Service determines that issuer performance and executive compensation are not appropriately linked.  A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

Election of CEO Director Nominees:  Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees.  Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees.  Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees:  Vote for nominees that oversee less than 60 mutual fund portfolios.  Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.

Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of Directors/Trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C.

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.

Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.  In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.

C.

Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn:  Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.

Vote for proposals that seek to fix the size of the board.

B.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements:  Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.  A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.

Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent:  Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings:  Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.

Vote against proposals that provide that directors may be removed only for cause.

B.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements:  Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements:  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:  Vote against dual class exchange offers and dual class recapitalizations.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE
   PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans:  Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).  A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”):  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.

Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.

Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Stock Option Plans:  A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.

Vote against plans which expressly permit repricing of underwater options.

B.

Vote against proposals to make all stock options performance based.

C.

Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.

Vote for proposals that request expensing of stock options.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals:  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions:  Votes on proposals regarding charitable and political contributions should be considered on a case-by-case basis.

Corporate Restructuring:  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Debt Restructurings:  Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security:  Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights:  Proposals that deal with animal rights.

Energy and Environment:  Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination:  Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues:  Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies:  Proposals relating to the Maquiladora Standards and international operating policies.

Military Business:  Proposals on defense issues.

Northern Ireland:  Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing:  Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis:  Proposals dealing with third world debt.

Golden Coffins:  Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.

Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.

Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations:  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions:  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements:  Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Mutual Fund Fundamental Investment Restrictions:  Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement:  Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C.

Review on a case-by-case basis management proposals to ratify a poison pill.

Preemptive Rights:  Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals:  Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.  Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs:  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes:  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Oak Associates, ltd.

Proxy Voting Procedures and Policies

I.

INTRODUCTION

Proxy voting is an important right of the shareholders.  When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•

Employee benefit plans and other clients subject to ERISA.

•

Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•

The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•

Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios.  Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals.  Our policies cover the issues that we most frequently encounter.

II.

ROLE OF INVESTMENT TEAM

1.

The Investment Team, which is the committee consisting of all the Portfolio Managers and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting guidelines.

2.

The Investment Team determines the Statement of Policy, which is set forth as Section IV of this policy.

3.

The Investment Team delegates to company/industry analysts/Portfolio Managers to determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4.

The Investment Team will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5.

The Analyst or Portfolio Manager may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III.

PROXY VOTING PROCEDURES

1.

Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities.  Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2.

All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies.  ISS will:

A.

Keep a record of each proxy received;

B.

Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

C.

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3.

The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients.  This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

IV.

STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services.  PVS is dedicated to voting proxies for Taft Hartley plans.

1.

Routine Items:

•

Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR an independent chairman of the board.

•

Oak will generally vote AGAINST directors with poor attendance.

•

Oak will generally vote FOR tying bonuses to performance.

•

Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

•

Oak will generally vote FOR the selection of independent auditors.

•

Oak will generally vote FOR increases in or reclassification of common stock.

•

Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

•

Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

•

Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

•

Oak will generally vote FOR outside director compensation.

•

Oak will generally vote AGAINST expensing options.

2.

Non-Routine:

•

Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

•

Oak will generally vote AGAINST management resolutions to implement fair price procedures.

•

Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

•

Oak will generally vote AGAINST management proposals to institute supermajority rules.

•

Oak will generally vote FOR a proposed reverse split of a company’s common stock.

•

Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3.

General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies.  In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V.

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies.  If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

VI.

RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities.  The firm’s recordkeeping procedures include the following:

•

Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•

Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

February 8, 2011

  THE M.D. SASS ORGANIZATION

PROXY VOTING POLICY

The Investment Advisers Act of 1940 imposes on us as an investment manager a general fiduciary responsibility to act in the best interest of our clients.

In cases where voting authority has been delegated to us, we have determined that, as a general matter, it is consistent with those responsibilities to support the management position on many issues presented for stockholder approval.  Where we believe that support for the management position conflicts with our fiduciary responsibilities to investors, or where support for the management position would materially diminish stockholder rights, we will vote against the management position.

Voting decisions will be made based on what is in the best economic interest of our clients.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our clients.  Additional considerations effecting the decision to vote for are listed below:

a.

Election of management slate of directors – consider board independence as well as long term performance of the   directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship   or if the person is a rank and file employee). A more complete definition is attached as Exhibit A.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors.  This should be considered and vote against non-independent director nominee serving on these committees.  Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards.  If retired, no more   than 5 public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b.

Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20 % of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than 7 years.

c.

Cumulative voting.

d.

Profit sharing/remuneration plans.

e.

Pension/retirement plans.

f.

Authorization of new securities if there is no intent to unduly dilute shareholder’s proportionate interest, reverse stock  splits.

(i) Common stock  - support if reasonable and management provides persuasive justification.  Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.

Acquisition of property

h.

Asset restructuring

i.

Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of    grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1 % of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10 % of option shares were issued to the top 5 executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company   i.e. 75 % of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is   reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the   Company.

j.

Compensation plans and revisions thereof

(i) Base compensation  should be reasonable  - minimum necessary for retention and recruitment.

(ii) Variable compensation  - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefit to executives that   exceeds that offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees.  Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard  of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding   requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.

Increasing indebtedness within prudent limits.

l.

Anti-greenmail amendments

m.

Preemptive rights

n.

Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees   should have pension choice defined benefit vs. cash-balance plans.

o.

Fair-Price Provisions

p.

Shareholder proposals.

(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental   Conventions  (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc.).

(ii) Reports on human rights.

(ii) MacBride Principles which deal with Northern Ireland.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or   require the Company to hire people who are unqualified for their position.  Support sexual orientation anti-bias   position. Diversity – women and minority group Board members.

(v)  Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) be Chairman of the Board.  If there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our clients:

a.

Easing standards of indemnification for directors or corporate officers.

b.

Staggered terms for directors; term limits.

c.

Authorizations of new securities if intent appears to be to unduly dilute stockholder’s proportionate interest.

d.

Poison pill/anti-takeover measures that do not require submission to the Board every 3 years.

e.

Re-incorporation in the State of Delaware if intent is to protect management and directors.

f.

Elimination of waivers of preemptive rights.

g.

Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.

Fair price provisions/amendments.

i.

Granting of stock options to non-employee directors.

j.

Proposals to change the state of incorporation where the effect could be to reduce shareholder’s rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens.  Vote against unless:

(i) Criteria for supporting -  Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.

Supermajority voting requirements.

l.

Board size – to be less than 5 or more than 15.

m

Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.

Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.         Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.         Anticipated financial and operating benefits.

c.

Offer price (cost vs. premium).

d.

How the deal was negotiated

e.

Changes in corporate governance and their impact on shareholder rights

f.

Impact on key constituents at both companies, including employees and communities.

EXHIBIT A

Independent Director – A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee.  A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

Vaughan Nelson Investment Management

Vaughan Nelson Trust Company

Investment Adviser Policies and Procedures Manual

Revised July 2012

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients.  Under the rule an adviser must:

a)

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)

Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)

Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6.  Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed.  The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm.  The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed.  Notwithstanding, apparent or actual conflicts of interest may arise from time to time.  In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

A potential conflict may be resolved in either of the following manners:

•

If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•

The firm may follow the recommendations of Institutional Shareholder Services, an independent third party, as to how the proxy should be voted.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted.  This may include but is not limited to:

•

Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons

•

International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•

New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•

Unsupervised Securities – where the firm does not have a basis on which to offer advice

•

Unjustifiable Costs – where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting.  In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent.  The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•

Securities out on loan

•

ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation

The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers.  This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”.  A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients.  The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration.  However, it should be acknowledged that a  “blanket voting approach” cannot be applied to many recurring and common issues.  The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.

The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients.  The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.”  The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client.  In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance department will be responsible for the administration and oversight of the proxy voting process.  The Compliance department will also:

1.

Review and update the firm’s policies and procedures as necessary.

2.

Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.

Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of Institutional Shareholder Services, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Account Setup

1.

New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.

At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities.   A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities ..

3.

The PA will arrange for client proxy material to be forwarded to Institutional Shareholder Services for voting.

Securities Lending

In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process.   From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.).  In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.

Voting Process

1.

The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to Institutional Shareholder Services.

2.

Institutional Shareholder Services is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.

Through web access and the Institutional Shareholder Services software the PA is able to determine for each security its record date, meeting date and whether Institutional Shareholder Services has completed proxy research on the security.

4.

The PA will download the Institutional Shareholder Services proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.

The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue.  The results of this determination will be documented and initialed on the proxy voting form.

6.

The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)

If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)

If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager.  The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast.  The rationale for any departures from the firm’s Guideline will be documented within the package.  All votes will be indicated on the voting form and the manager will sign off as to having voted those issues.  The package will then be returned to the PA for voting.

c)

As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or

2) as indicated by the independent third-party research firm, Institutional Shareholder Services.  By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest.  An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Individual.  The package will then be returned to the PA for voting.

1.

Through the software interface with Institutional Shareholder Services the PA will indicate, review and submit our vote on individual securities.  The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

2.

Institutional Shareholder Services will then process the vote with the issuer on behalf of the firm.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.

A copy of the proxy voting policies and procedures – CI

2.

Client acknowledgement indicating the client’s election to retain proxy voting responsibilities -- PA

3.

Proxy statements received on client securities – PA, Institutional Shareholder Services, Edgar

4.

Record of vote cast for each client – Institutional Shareholder Services, PA

5.

Internal voting package and any document created that was material to the decision or to a departure from the Guideline – PA

6.

Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records – PA, CI

DEPRINCE, RACE & ZOLLO, INC.

Policy

Proxy Voting

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  In accordance with a pre-determined policy that is disclosed in the clients’ agreements, proxies are typically voted by an independent third party, the Proxy Administrator.  DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator.  Any questions about this document should be directed to our Chief Compliance Officer.

II. Regulatory Background

(A)The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)Voting Client Proxies

 The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)Disclosure Requirements

▪

An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

▪

A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

-

Proxy Voting Policies and Procedures;

-

Proxy Statements Received Regarding Client Securities;

-

Records of Votes Cast on Behalf of Clients;

-

Records of Client Requests for Proxy Voting Information; and

-

Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III. Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•

DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•

Proxies are not voted in clients’ best interests.

•

Proxies are not identified and voted in a timely manner.

•

Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•

Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.  Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing Shareholder Value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, DRZ’s Operations department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.

DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

3.

The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  The Compliance department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

4.

The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies for client’s who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to DRZ or to the Proxy Administrator.

5.

The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZs guidelines.

6.

DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits).  The Proxy Administrator will then be notified accordingly.

7.

The Proxy Administrator will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

8.

So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

9.

If the Proxy Administrator detects a conflict of interest, the following process will be followed:

a.

The Proxy Administrator will, as soon as reasonable practicable, contact the Compliance Officer of DRZ.  The Compliance Officer will convene the Proxy Voting Committee (the “Committee”).  Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee.  The Compliance Officer will serve as chairperson.

b.

The Compliance Officer, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

c.

The Compliance Officer will identify for the Committee the issuer and proposal to be considered.  The Compliance Officer will also identify the conflict of interest that has been detected.  The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

d.

The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Members of the Committee may wish to consider the following questions:

•

Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•

Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•

Whether the proposal itself is well framed and reasonable.

•

Whether implementation of the proposal would achieve the objectives sought in the proposal.

•

Whether the issues presented would best be handled through government or issuer-specific action.

a.

Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal.  Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.   The Secretary will record each member’s vote and the rationale for his decision.

f.

After each member of the Committee has announced his vote, the Secretary will tally the votes.  The tally will result in one of the following two outcomes:

▪

If all members of the committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

▪

If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

10.

The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

11.

All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place.  In either case, the following information will be maintained:

1.

The name of the issuer of the portfolio security;

2.

The exchange ticker symbol of the portfolio security;

3.

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

4.

The shareholder meeting date;

5.

The number of shares DRZ is voting on firm-wide;

6.

A brief identification of the matter voted on;

7.

Whether the matter was proposed by the issuer or by a security holder;

8.

Whether or not DRZ cast its vote on the matter;

9.

How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.

Whether DRZ cast its vote with or against management; and

11.

Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

VI. Conflicts of Interest

The following is a non-exhaustive list of potential conflicts.  DRZ continually monitors these potential conflicts to determine if they exist:

▪

Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

▪

Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

▪

Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

▪

Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under
Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.  Upon such notification, the Compliance Officer will notify Greg DePrince of the conflict, who will recommend an appropriate course of action.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to Greg DePrince or outside counsel.

VII. Reconciliation

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs.  Therefore, DRZ shall follow these procedures for reconciling proxies:

•

On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material.  Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.

•

If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.

•

If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process.  In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file.

▪

The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

▪

DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  The written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

▪

This Proxy Voting Policy and Procedures

▪

“Concise” Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003 and offered annually.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

DRZ Proxy Voting Record.

▪

Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision.  This includes Committee Minutes.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc., that were material in the basis for the decision.

IX. Disclosure

▪

DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties.

The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The Chief Compliance Officer shall handle all responses to such solicitations.

XI. Class Actions

If “Class Action” documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received.  DRZ will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client.  Therefore DRZ will not file “Class Actions” on behalf of any client.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ’s proxy voting committee:

Member 1

John Race

Member 2

Greg DePrince

Member 3

Victor Zollo

ARMORED WOLF, LLC

DESCRIPTION OF PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

Armored Wolf (“AW”) has adopted the following Policies, Guidelines and Procedures pursuant to Rule 206(4)-6 under the Advisors Act.

General Policy

AW believes that proxy voting rights are a valuable portfolio asset and an important part of our investment process, and AW exercises its voting responsibilities solely with the goal of serving the best interests of its clients as shareholders of a company. AW believes that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that AW believes enhance shareholder value. In determining how to vote on any proposal, AW will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, at AW, or our employees or affiliates.

AW considers the reputation, experience and competence of a company’s management when AW evaluates the merits of investing in a particular company, and AW invests in companies in which AW believes management goals and shareholder goals are aligned. Therefore, on most issues, we will cast our votes in accordance with management’s recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management’s position on a particular issue is not in the best interests of AW’s clients and their shareholders, AW will vote contrary to management’s recommendation.

Proxy Voting Guidelines

Our Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. We will normally vote proxies in accordance with these guidelines unless we determine that it is in the best economic interests of AW’s clients to vote contrary to the guidelines. Our voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

•

With respect to a company’s board of directors, AW believes there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and AW will normally vote in favor of proposals that insure such independence.

•

With respect to auditors, AW believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and AW will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•

With respect to equity based compensation plans, AW believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, AW will normally vote against plans that substantially dilute our client’s ownership interest in the company or provide participants with excessive awards. AW will also normally vote in favor of proposals to require the expensing of options.

•

With respect to shareholder rights, AW believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, AW will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

•

With respect to “social responsibility” issues, AW believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. AW is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless AW believes the proposal would have a substantial positive economic impact on the company.

•

With respect to fixed income securities, while proxy voting is rare it could occur in connection with plans of reorganization or waivers or consents, in which case AW will vote the securities for the reorganization, or waiver or consent unless AW determines it would be harmful to the interests of the clients in doing so.

Conflicts of Interest

Our Proxy Committee, in consultation with our legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with AW, when a client of AW’s is involved in a proxy contest (such as a corporate director), or when one of our employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of the clients, AW will vote in accordance with either our written guidelines or the recommendation of an independent third-party voting service. If AW believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of AW clients, the Management Committee of AW will determine how shares should be voted.

How to Obtain Funds’ Proxy Voting Record

Clients may receive a copy of this Policy, as well as information on how proxies were voted for a relevant client account upon request by contacting AW’s Legal Department.  AW will not disclose proxy votes for a client account to a third party, unless specifically requested in writing by the relevant client.

ASCENT INVESTMENT ADVISORS, LLC

PROXY VOTING GUIDELINES

October 2009

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Ascent Investment Advisors, LLC (“AIA”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by AIA shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. AIA has three overall objectives in exercising voting rights:

  A. Responsibility . AIA shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

  B. Rationalizing Management and Shareholder Concerns . AIA seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

  C. Shareholder Communication . Since companies are owned by their shareholders, AIA seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, AIA shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, AIA shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, AIA shall conduct itself in the same manner as if AIA were the constructive owner of the securities.

5. To the extent reasonably possible, AIA shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. AIA, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that AIA shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, AIA shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While AIA may consider the views of third parties, AIA shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, AIA shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., AIA may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, AIA must be guided by its reasonable judgment to vote in a manner that AIA deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments . By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, AIA always favors compensation plans that align the interests of management and shareholders. AIA generally approves compensation plans under the following conditions:

10% Rule . The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price . The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments . Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors . Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options . Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. AIA will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features . We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership . We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting . Restricted stock awards normally should vest over at least a two-year period.

Other stock awards . Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, AIA opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are AIA's guidelines on change of control issues:

Shareholder Rights Plans . AIA acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes . AIA opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – AIA votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – AIA generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – AIA supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, AIA generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – AIA's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. AIA may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to AIA.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, AIA votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

AIA believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

AIA shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which AIA votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of AIA shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of AIA shall have overall responsibility for ensuring that AIA complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by AIA:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether AIA voted on the matter

* If AIA voted, then how AIA voted

* Whether AIA voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by AIA and were deemed material to making a voting decision or that memorialized the basis for the decision.

AIA shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which AIA may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if AIA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of AIA or its affiliate with the company or proponent. In the context of AIA, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of AIA’s parent company, has a material business relationship with a company that AIA has invested in on behalf of its clients, and AIA is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – AIA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – AIA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – AIA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the AIA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, AIA shall vote in accordance with the advice of a proxy voting service. AIA currently uses ISS to provide advice on proxy voting decisions.

AIA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of AIA is responsible for monitoring the relationships of ARES for purposes of AIA's Proxy Voting Guidelines.  For purposes of monitoring personal or familial relationships, the CCO of AIA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of AIA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of AIA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of AIA determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case AIA again will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify AIA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which AIA will vote its proxy based on the advice of ISS or other consulting firm then engaged by AIA, the CCO of AIA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of AIA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Ascent Funds

Proxies relating to portfolio securities held by any fund advised by AIA shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Global Real Estate Investments Fund has delegated to AIA the responsibility for voting proxies on behalf of the Fund. The CCO of AIA shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of AIA shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of AIA. If the violation relates to any fund advised by AIA, the CCO of AIA shall report such violation to the CCO of the Fund.

Footnotes

1 Principal investment for the James Alpha Real Return Portfolio.

2 Principal investment for the James Alpha Real Return Portfolio.

3 Principal investment for the James Alpha Real Return Portfolio.

4 Principal investment for Investment Quality Bond Portfolio.

5 Principal investment for the James Alpha Real Return Portfolio.

6 Principal investment for the James Alpha Real Return Portfolio and James Alpha Global Real Estate Portfolio.

7 Principal investment for the James Alpha Real Return Portfolio.

8 Principal investment for the James Alpha Real Return Portfolio.

9 Principal investment for the Investment Quality Bond Portfolio.

10 Principal investment for Municipal Bond Portfolio.

11 Principal investment for Municipal Bond Portfolio.

12 Principal investment for U.S. Government Money Market Portfolio.

PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)(1)	Agreement and Declaration of Trust.	(1)

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust.	(1)

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(18)

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(26)

(b)	By-laws of Registrant.	(1)

(c)	Not Applicable.

(d)(1)	Form of Management Agreement.	(2)

(d)(2)	Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC and The Saratoga Advantage Trust.	(8)

(d)(2)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.	(24)

(d)(2)(b)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(2)(c)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.	(27)

(d)(3)(a)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(2)

(d)(3)(b)	Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(5)

(d)(4)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.	(2)

(d)(5)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio.	(2)

(d)(6)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.	(16)

(d)(7)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.	(6)

(d)(8)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, Race & Zollo, Inc. with respect to the International Equity Portfolio.	((23)

(d)(9)	Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the Technology & Communications Portfolio.	(8)

(d)(10)	Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio.	(16)

(d)(11)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to Financial Services Portfolio.	(16)

(d)(12)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.	(8)

(d)(13)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.	(19)

(d)(14)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.	(19)

(d)(15)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.	(20)

(d)(16)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.	(22)

(d)(17)(b)	Form of Excess Expense Agreement, as amended and restated on July 19, 2012.	Filed herewith

(d)(18)	Form of Investment Sub-Advisory Agreement between Ascentia Capital Partners, LLC and each of Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.	(24)

(d)(19)	Form of Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd. (formerly named Armored Wolf Cayman Commodity Fund I Ltd.) and Armored Wolf, LLC.	(27)

(d)(20)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(26)

(d)(21)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(22)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and Armored Wolf, LLC.	Filed herewith

(d)(23)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(28)

(d)(24)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Real Estate Investments Portfolio.	(28)

(d)(25)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	Filed herewith

(d) (26)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and CLS Investments, LLC with respect to the U.S. Government Money Market Portfolio.	(30)

(d) (27)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Technology & Communications Portfolio.	(30)

(d) (28)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Oak Associates, ltd. with respect to the Technology & Communications Portfolio.	(30)

(e)(1)	Soliciting Dealer Agreement.	(5)

(e)(2)	Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC, currently known as Northern Lights Distributors, LLC.	(14)

(f)	Not Applicable.

(g)(1)	Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(9)

(g) (1) (a)	Amended Schedule II to Custodian Contract between Saratoga Advantage Trust and The Bank of New York.	(27)

(g)(2)	Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York.	(9)

(h)(1)	Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(2)	Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(3)	Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h) (4)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Cayman Commodity Fund I Ltd.	(27)

(h) (5)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Real Estate Investments Portfolio.	(28)

(i)(1)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.	(1)
(i)(2)	Opinion and consent of counsel as to the Portfolios’ Class A shares.	(18)

(i) (3)	Opinion and consent of counsel as to the James Alpha Global Enhanced Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio	(31)

(j)(1)	Consent of Tait, Weller & Baker LLP, Certified Public Accountants.	Filed herewith
(j) (2)	Opinion and consent of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders	(29)
(j)(3)	Consent of Ernst & Young, LLP.	(29)

(j)(4)	Consent of PricewaterhouseCoopers LLP.	(10)

(k)	Not Applicable.

(l)	Agreement relating to initial capital.	(1)

(m)(1)	Distribution Plan relating to Class B shares.	(7)

(m)(2)	Distribution Plan relating to Class C shares.	(7)
(m)(3)	Amended and Restated Distribution Plan relating to Class A shares.	(26)

(m)(4)	Amended and Restated Distribution Plan relating to James Alpha Global Real Estate Investments Portfolio’s Class A shares.	(28)

(m)(5)	Distribution Plan relating to Class I shares.	(26)

(n) (1)	Amended and Restated Rule 18f-3 Plan.	(26)

(n)(2)	Amended and Restated Rule 18f-3 Plan to add James Alpha Global Real Estate Investments Portfolio.	(28)

(p)(1)	Code of Ethics of Registrant and Saratoga Capital Management.	(15)

(p)(3)	Revised Code of Ethics of Fox Asset Management, Inc.	(22)

(p)(4)	Revised Code of Ethics of DePrince, Race & Zollo, Inc.	(30)

(p)(5)	Revised Code of Ethics of Loomis, Sayles & Company, L.P.	Filed herewith

(p)(6)	Revised Code of Ethics of Oak Associates, ltd.	(22)

(p)(7)	Revised Code of Ethics of Columbus Circle Investors.	(23)

(p) (8)	Code of Ethics of Ascentia Capital Partners, LLC.	(24)
		To
(p) (8) (1)	Code of Ethics of Research Affiliates, LLC.	(24)

(p) (8) (2)	Code of Ethics of Armored Wolf, LLC.	(24)

(p) (8) (3)	Code of Ethics of DuPont Capital Management Corporation.	(24)

(p) (8) (4)	Code of Ethics of Sage Capital Management, LLC.	(24)

(p) (8) (5)	Code of Ethics of Dunham & Associates Investment Counsel, Inc.	(24)

(p)(10)(b)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC).	(23)

(p)(12)	Revised Code of Ethics of Vaughan Nelson Investment Management, L.P.	(30)

(p)(13)	Code of Ethics of M.D. Sass Investors Services, Inc.	(22)

(p) (13)	Code of Ethics of Milestone Capital Management, LLC.	(24)

(p) (14)	Revised Code of Ethics of Ascent Investment Advisors, LLC.	Filed herewith

Other Exhibits:

Powers of Attorney of Messrs. McCollough, Koopmann and Seal.		(3)

Powers of Attorney of Messrs. Blundin and Hamrick.		(11)

      Other Exhibits:

     Powers of Attorney of Messrs. McCollough, Koopmann and Seal. (3)

     Powers of Attorney of Messrs. Blundin and Hamrick. (11)

1.

Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.

Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

3.

Filed with Post-effective Amendment No. 5 on November 3, 1997 to the    Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4.

Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

5. Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

6. Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the     Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

8. Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

12.

Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

13.  Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

14. Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

15. Filed with Post-Effective Amendment No. 21 on April 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

16. Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

17. Filed with Post-Effective Amendment No. 23 on December 2, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

18. Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

19. Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

20. Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

21. Filed with Post-Effective Amendment No. 28 on January 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

22. Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

23. Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

24. Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

25. Filed with Post-Effective Amendment No. 34 on December 30, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

26. Filed with Post-Effective Amendment No. 35 on January 14, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

27.  Filed with Post-Effective Amendment No. 36 on January 31, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

28.  Filed with Post-Effective Amendment No. 1 on June 27, 2011 to the Registrant’s Registration Statement on Form N-14, and hereby incorporated by reference.

29.  Filed with Post-Effective Amendment No. 40 on August 1, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

30.  Filed with Post-Effective Amendment No. 42 on October 28, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

31.  Filed with Post-Effective Amendment No. 43 on December 27, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Item  29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

James Alpha Global Enhanced Real Return Portfolio, a series of the Registrant, wholly owns and controls James Alpha Cayman Commodity Fund I Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the James Alpha Global Enhanced Real Return Portfolio’s annual and semi-annual reports to shareholders.

Item 30. INDEMNIFICATION.

     See Article VI of the Registrant's Agreement and Declaration of Trust.

     A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

     See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of CLS Investments, LLC, File No. 801-57265, the Form ADV of Fox Asset Management, Inc., File No. 801-26397, the Form ADV of Loomis, Sayles & Company, L.P.  File No.801-170, the Form ADV of Vaughan Nelson Investment Management, L.P., File No. 801-51795, the Form ADV of Oak Associates, ltd., File No. 801-23632, the Form ADV of M.D. Sass Investors Services, Inc., File No. 801-8663, the Form ADV of DePrince, Race & Zollo, Inc., File No. 801-48779, the Form ADV of Armored Wolf, LLC, File No.801-70152,  and the Form ADV of Ascent Investment Advisors, LLC, File No. 801-69196, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

Northern Lights Distributors, LLC (“NLD”) (formerly known as Aquarius Fund Distributors, LLC), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Variable Trust, and Roge Partners Funds.

(b)

NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The principal business address of NLD is 17605 Wright, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	President, Manager and Secretary	None

Daniel Applegarth	Treasurer and Financial Operations Principal	None
Michael Nielsen	Chief Compliance Officer and AML Officer	None

(c)

Not Applicable.

Item  33. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, New York 11788

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following portfolios by their respective Advisers:

Investment Quality Bond Portfolio, Municipal Bond Portfolio and Small Capitalization Portfolio	Fox Asset Management, Inc. 1040 Broad Street, Suite 203 Shrewsbury, New Jersey 07702

Energy & Basic Materials Portfolio Large Capitalization Growth Portfolio Financial Services Portfolio	Loomis, Sayles & Company, L.P. One Financial Center, 27th Floor Boston, Massachusetts 02111

U.S. Government Money Market Portfolio	CLS Investments, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-20957

Mid Capitalization Portfolio	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 6300 Houston, Texas 77002-3071

Technology & Communications Portfolio	Loomis, Sayles & Company, L.P. One Financial Center, 27th Floor Boston, Massachusetts 02111 Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Health & Biotechnology Portfolio	Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Large Capitalization Value Portfolio	M.D. Sass Investors Services, Inc 1185 Avenue of the Americas New York, New York 10036-2699

International Equity Portfolio	DePrince, Race & Zollo, Inc. 250 South, Suite #250 Winter Park, Florida 32789

James Alpha Global Enhanced Real Return Portfolio	Armored Wolf, LLC 18111 Von Karman Avenue, Suite 525 Irvine, California 92612

James Alpha Global Real Estate Investments Portfolio	Ascent Investment Advisors, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111

Item 34. MANAGEMENT SERVICES.

     Not Applicable.

Item 35. UNDERTAKINGS.

1.

The Registrant undertakes that it will not use the Subsidiary to evade the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Investment Advisers Act of 1940, as amended.

2.

The Subsidiary undertakes that its assets will be maintained at all times in the United States and such assets will be maintained at all times in accordance with the requirements of Section 17(f) of the 1940 Act.

3.

The Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

4.

The Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

5.

The Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Arizona on the 28th day of December, 2012.

                                        THE SARATOGA ADVANTAGE TRUST

                                        By:       /s/BRUCE E. VENTIMIGLIA

Bruce E. Ventimiglia

President, CEO and

Chairman of the Board of Trustees

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/Bruce E. Ventimiglia_ Bruce E. Ventimiglia	Trustee, Chairman of the Board, President and CEO (principal executive officer)	December 28, 2012
/s/Jonathan W. Ventimiglia Jonathan W. Ventimiglia	Chief Financial Officer & Treasurer (principal financial officer & principal accounting officer)	December 28, 2012
/s/ Patrick H. McCollough* Patrick H. McCollough	Trustee	December 28, 2012
/s/ Udo W. Koopmann* Udo W. Koopmann	Trustee	December 28, 2012
/s/ Floyd E. Seal* Floyd E. Seal	Trustee	December 28, 2012
/s/ Stephen H. Hamrick* Stephen H. Hamrick	Trustee	December 28, 2012

*By:

/s/ Stuart M. Strauss

Stuart M. Strauss, Attorney-in-Fact

James Alpha Commodity Fund I Ltd. certifies that it has duly caused this Registration Statement of The Saratoga Advantage Trust, with respect only to information that specifically relates to James Alpha Cayman Commodity Fund I Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Arizona on the 28th day of December, 2012.

JAMES ALPHA CAYMAN COMMODITY FUND I LTD.

By:      /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia

Director

EXHIBIT INDEX

(d)(17)(b)	Form of Excess Expense Agreement, as amended and restated on July 19, 2012

(d)(22)	Form of Operating Expense Limitation Agreement between Saratoga Advantage trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and Armored Wolf, LLC

(d)(25)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC

(j)(1)	Consent of Tait, Weller & Baker LLP, Certified Public Accountants

(p)(5)	Revised Code of Ethics of Loomis, Sayles & Company, L.P.

(p)(14)	Revised Code of Ethics of Ascent Investment Advisors, LLC